UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-09805

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 3

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	2/28/2013

Date of reporting period:	2/28/2013

Item 1 – Reports to Stockholders –

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL JENNISON MARKET NEUTRAL FUND

ANNUAL REPORT • FEBRUARY 28, 2013

Fund Type

Equity Market Neutral

Objective

Long-term capital appreciation while preserving capital by using strategies designed to produce returns that have a low correlation to U.S. equity markets

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, Jennison, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide.

April 15, 2013

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Market Neutral Fund informative and useful. The report covers performance for the 12-month period that ended February 28, 2013.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Market Neutral Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Jennison Market Neutral Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 4.43%; Class B, 5.13%; Class C, 5.13%; Class R, 4.88%; Class Z, 4.13%. Net operating expenses: Class A, 4.05%; Class B, 4.80%; Class C, 4.80%; Class R, 4.30%; Class Z, 3.80%, after contractual reduction through 6/30/2014. Net operating expenses include dividends paid on stocks sold short, which are required to be disclosed as an expense (dividend expense on short positions), and broker fees and expenses on short sales. The dividend expense on short positions will be substantially offset by market value gains on the day the dividends are announced. Without the inclusion of dividend expense on short positions and broker fees and expenses on short sales, the net expense ratios are: Class A, 1.85%; Class B, 2.60%; Class C, 2.60%; Class R, 2.10%; and Class Z, 1.60%.

Cumulative Total Returns (Without Sales Charges) as of 2/28/13
	One Year	Since Inception
Class A	–5.28%	–6.80% (4/23/10)
Class B	–5.98	–8.80 (4/23/10)
Class C	–5.98	–8.80 (4/23/10)
Class R	–5.60	–4.72 (5/2/11)
Class Z	–5.06	–6.20 (4/23/10)
Citigroup 3-Month Treasury Bill Index	0.08	—
Lipper Equity Market Neutral Funds Average	0.71	—

Average Annual Total Returns (With Sales Charges) as of 3/31/13
	One Year	Since Inception
Class A	–10.24%	–4.40% (4/23/10)
Class B	–10.43	–4.26 (4/23/10)
Class C	–6.67	–3.30 (4/23/10)
Class R	–5.33	–2.77 (5/2/11)
Class Z	–4.80	–2.33 (4/23/10)
Citigroup 3-Month Treasury Bill Index	0.08	—
Lipper Equity Market Neutral Funds Average	1.16	—

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Average Annual Total Returns (With Sales Charges) as of 2/28/13
	One Year	Since Inception
Class A	–10.49%	–4.35% (4/23/10)
Class B	–10.68	–4.20 (4/23/10)
Class C	–6.92	–3.17 (4/23/10)
Class R	–5.60	–2.61 (5/2/11)
Class Z	–5.06	–2.22 (4/23/10)

Average Annual Total Returns (Without Sales Charges) as of 2/28/13
	One Year	Since Inception
Class A	–5.28%	–2.44% (4/23/10)
Class B	–5.98	–3.17 (4/23/10)
Class C	–5.98	–3.17 (4/23/10)
Class R	–5.60	–2.61 (5/2/11)
Class Z	–5.06	–2.22 (4/23/10)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison Market Neutral Fund (Class A shares) with a similar investment in the Citigroup 3-Month Treasury Bill Index by portraying the initial account values at the commencement of operations of Class A shares (April 30, 2010) and the account values at the end of the current fiscal year (February 28, 2013) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, R, and Z shares will

Prudential Jennison Market Neutral Fund	3

Your Fund’s Performance (continued)

vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 years of returns.

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 5.50% and a 12b-1 fee of 0.30% annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. The CDSC is waived for purchases by certain retirement and/or benefit plans. Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% for the first six years, respectively, after the purchase and a 12b-1 fee of 1.00%. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a 12b-1 fee of 1% and a CDSC of 1% for shares sold within 12 months from the date of purchase. Class R shares are not subject to a sales charge, but have a 12b-1 fee of 0.75% annually. Class Z shares are not subject to a 12b-1 fee or a CDSC. The returns in the tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Without waiver of fees and/or expense reimbursement, the Fund’s returns would have been lower.

Benchmark Definitions

Citigroup 3-Month Treasury Bill Index

The Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3-month Treasury Bill issues. Citigroup 3-Month Treasury Bill Index Closest Month-End to Inception cumulative total returns as of 2/28/13 are 0.26% for Class A, Class B, Class C, and Class Z; and 0.11% for Class R. Citigroup 3-Month Treasury Bill Index Closest Month-End to Inception average annual total returns as of 3/31/13 are 0.09% for Class A, Class B, Class C, and Class Z; and 0.06% for Class R.

Lipper Equity Market Neutral Funds Average

The Lipper Equity Market Neutral Funds Average (Lipper Average) is based on the average returns of all mutual funds in the Lipper Equity Market Neutral Funds category. Lipper Average Closest Month-End to Inception cumulative total returns as of 2/28/13 are 3.60% for Class A, Class B, Class C, and Class Z; and 0.98% for Class R. Lipper Average Closest Month-End to Inception average annual total returns as of 3/31/13 are 1.45% for Class A, Class B, Class C, and Class Z; and 0.72% for Class R.

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Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Citigroup 3-Month Treasury Bill Index and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Holdings—Long Positions expressed as a percentage of net assets as of 2/28/13
LinkedIn Corp., Internet Software & Services	2.8%
MasterCard, Inc., IT Services	2.4
Google, Inc., Internet Software & Services	2.3
Precision Castparts Corp., Aerospace & Defense	2.1
Bunge Ltd., Food Products	2.1

Holdings reflect only long-term investments and are subject to change.

Five Largest Holdings—Short Positions expressed as a percentage of net assets as of 2/28/13
Technology Select Sector SPDR Fund	4.8%
Consumer Discretionary Select Sector SPDR Fund	4.8
SPDR S&P 500 ETF Trust	4.7
Financial Select Sector SPDR Fund	4.7
Energy Select Sector SPDR Fund	4.3

Five Largest Industries expressed as a percentage of net assets as of 2/28/13
Oil, Gas & Consumable Fuels	7.2%
Food Products	6.3
Pharmaceuticals	6.0
Aerospace & Defense	5.9
Internet Software & Services	5.2

Industry weightings reflect only long-term investments and are subject to change.

Prudential Jennison Market Neutral Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Market Neutral Fund (the Fund) Class A shares declined 5.28% for the 12-month reporting period as of February 28, 2013, underperforming the 0.08% return of the Citigroup 3-Month Treasury Bill (the Index). (The Index does not include the effects of mutual fund operating expenses.) The Fund’s Class A shares also underperformed the 0.71% return of the Lipper Equity Market Neutral Funds Average.

What was the market environment like for investing in stocks?

•

Despite downturns in the spring and again in the fall, U.S. equity markets posted solid gains for the fiscal year. For much of the period, investor sentiment ebbed and flowed with macroeconomic events, most notably Europe’s economic malaise and China’s slowdown, which led to moderating global growth overall.

•

In the second half of the period, investors also focused on the U.S. presidential election and negotiations to avert the so-called “fiscal cliff”—legislatively mandated tax increases and spending cuts set to take effect in 2013.

•

U.S. economic growth proceeded at a subpar pace, and unemployment remained high as the job market expanded at a meager pace. Personal income and spending increased at generally lackluster rates, and business and housing indicators were inconsistent. Volatile commodity prices reflected shifts in economic expectations as well as political tensions in the Middle East and Africa.

Comments on Fund Activity

Rising stock prices can prove difficult for portfolios, like the Fund, that employ market-neutral strategies. The Fund buys stocks that are expected to gain in value (takes long positions) and sells borrowed stocks it does not own (takes short positions). A short sale is done with the expectation that a stock can be bought at a lower price in the future to generate profits. However, if stock prices rally, a short sale can result in a loss, as a fund would have to buy the stock back at a higher price than it was sold.

•	Short positions in the Fund underperformed the Russell 3000® Index and thus contributed positively to overall returns.

•

Long positions outperformed corresponding Fund short positions only in the information technology sector. The short segment outperformed the Fund’s long segment in all other sectors, except industrials, where long and short positions performed in line with each other.

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•	The long segment of the Fund, which consists of small/mid-cap, value, and growth portions, underperformed the broad equity market, as measured by the Russell 3000 Index.

•	The small/mid-cap portion of the long segment underperformed the Russell 2500™ style benchmark as well as the Russell 3000 Index.

•	The value portion of the long segment also underperformed both its style benchmark, the Russell 1000® Value Index, and the broad equity market Russell 3000 Index.

•	The growth portion of the long segment outperformed its style benchmark, the Russell 1000® Growth Index, but underperformed the Russell 3000 Index.

Stock selection detracted from the long segment’s performance relative to Russell 3000 Index in several sectors, most notably telecom services, consumer discretionary, and materials. Relative return was also adversely affected by the long segment’s underweight position in financials and overweights in information technology and materials. Overweight positions in consumer discretionary, healthcare, and telecom services had positive effects on relative performance as did stock selection in information technology.

Key individual detractors in the long segment included NII Holdings in telecom services, Freeport-McMoRan Copper & Gold and Kinross Gold in materials, Staples in consumer discretionary, and Goldman Sachs Group in financials.

•

NII Holdings, a Latin American wireless telecom service provider, remained under pressure most of the year. External forces such as a strengthening U.S. dollar against Latin American currencies and increasing competition were factors, but the company also suffered from problems related to poor execution. It repeatedly failed to meet its targets for net subscriber additions and there were delays in the launch of some 3G services. Jennison is continuing to monitor management’s ability to carry out its announced plans, and believes it could be several quarters before a turnaround begins to be reflected in company financial results.

•

Freeport-McMoRan Copper & Gold shares experienced significant volatility over the year and sold off sharply in early December. Investors were caught off guard and reacted negatively to the company’s announced plans to acquire two oil and gas companies. Although management insisted the acquisitions were in keeping with its strategy of targeting long-life, low-production-cost assets with potential for expansion, the action significantly changed the investment focus from predominantly copper to diversified mining and energy. Thus, the position was closed.

Prudential Jennison Market Neutral Fund	7

Strategy and Performance Overview (continued)

•

Staples got off to a strong start, then declined as sales weakened first in Australia and Europe and then in North America amid rising competition. Although Jennison had appreciated the company for its ability to generate free cash flow, which it regularly returned to shareholders via share repurchases and cash dividends, 2012 proved to be a difficult year for the office supply retailer. In August, the position was closed in favor of other candidates with more promising risk-reward profiles.

Key individual stock contributors in the long segment included LinkedIn in information technology as well as Amazon.com, Liberty Global, and Comcast in consumer discretionary. Healthcare stock Mylan also ranked among the period’s noteworthy contributors.

•

LinkedIn, a leading global online professional network, moved up sharply toward the end of the period as its fourth-quarter revenue and earnings exceeded consensus expectations significantly. Now operating in more than 200 countries, LinkedIn provides unique access to a large-scale database of active and passive job candidates and is potentially positioned to take market share from job sites, print recruitment ads, and executive search services. Jennison believes the LinkedIn model alters the talent-recruiting market, and gives the company pricing power as well as the potential to expand into adjacent markets such as temporary staffing.

•

Amazon.com early in the period acquired Kiva Systems, the manufacturer of autonomous mobile robots, to help fulfill orders in large warehouses. Over the year, Amazon’s accelerated business investment sometimes affected short-term profitability but, in Jennison’s view, positioned the company for robust longer-term growth, not only in the core retail business but through the proliferation of digital commerce via the mobile market. Jennison continues to view Amazon as a prime beneficiary of the ongoing shift toward e-commerce.

•

Liberty Global pulled back a bit toward the end of the period but enjoyed strong performance nonetheless throughout most of 2012 and into 2013. Jennison continues to believe that Liberty Global, a global cable provider, is well-positioned given consumers’ desire for faster broadband and digital television. In addition, Jennison believes Liberty Global’s growth should accelerate, as its services have room to grow in key European markets, most notably Germany.

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Comments on Largest Holdings

2.8%	LinkedIn Corp., Internet Software & Services

Please see comments on Fund Activity section for LinkedIn.

2.4%	MasterCard, Inc., IT Services

MasterCard (MA) is the No. 2 payment system in the U.S. The company markets the MasterCard (credit and debit cards) and Maestro (debit cards) brands. Jennison likes the strong growth in the value of the company’s cardholder transactions. Jennison expects MasterCard to continue to benefit as consumers shift from cash to electronic credit/debit transactions.

2.3%	Google, Inc., Internet Software & Services

Google is a global technology company focused on search, advertising, and enterprise as well as operating systems and platforms. Jennison continues to believe Google’s technological lead and dominant position in Internet search represent a distinct strength that has enabled the company to generate income from search traffic at a meaningfully higher rate than its competitors. Google’s sustained investment in capacity and research and development should lead to new streams of revenue through product innovation, new formats, and new technologies.

2.1%	Precision Castparts Corp., Aerospace & Defense

Precision Castparts makes metal components and products and also provides investment castings forgings, and fastener systems for aerospace, armament, gas turbine, and medical applications. Jennison expects the company to benefit from order visibility its key end markets, acquisitions, and solid operational execution, which is helping to expand margins.

2.1%	Bunge Ltd., Food Products

Bunge is a global agribusiness and food company engaged in oilseed processing and the production of fertilizer, sugar, bio-energy, edible oil, and milling products, and the worldwide distribution of packaged vegetable oils. Favorable 2013 production forecasts for North and South America as well as the European Union should contribute to a resurgence in the agribusiness sector. In addition, with an increase in gas prices in Brazil and a higher ethanol blend rate going into effect, the outlook for Bunge’s sugar business appears strong.

Prudential Jennison Market Neutral Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 1, 2012, at the beginning of the period, and held through the six-month period ended February 28, 2013. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

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expenses, which is not the Fund’s actual return. The hypothetical account values and expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Market Neutral Fund		Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$996.80	4.34%	$21.49
	Hypothetical	$1,000.00	$1,003.27	4.34%	$21.56

Class B	Actual	$1,000.00	$993.50	5.09%	$25.16
	Hypothetical	$1,000.00	$999.55	5.09%	$25.24

Class C	Actual	$1,000.00	$993.50	5.09%	$25.16
	Hypothetical	$1,000.00	$999.55	5.09%	$25.24

Class R	Actual	$1,000.00	$994.60	4.59%	$22.70
	Hypothetical	$1,000.00	$1,002.03	4.59%	$22.78

Class Z	Actual	$1,000.00	$997.90	4.09%	$20.26
	Hypothetical	$1,000.00	$1,004.51	4.09%	$20.33

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended February 28, 2013, and divided by the 365 days in the Portfolio’s fiscal year ended February 28, 2013 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

Prudential Jennison Market Neutral Fund	11

Portfolio of Investments

as of February 28, 2013

Shares	Description	Value (Note 1)
LONG-TERM INVESTMENTS 94.5%
LONG POSITIONS
COMMON STOCKS 94.5%

Aerospace & Defense 5.9%
14,309	Boeing Co. (The)	$1,100,362
6,606	Precision Castparts Corp.(a)	1,232,613
941	Teledyne Technologies, Inc.*	69,239
7,387	TransDigm Group, Inc.(a)	1,051,466

		3,453,680

Biotechnology 4.7%
7,261	Alexion Pharmaceuticals, Inc.*(a)	629,819
5,439	Amarin Corp. PLC (Ireland), ADR*	44,002
5,783	Biogen Idec, Inc.*(a)	961,944
1,413	Cepheid, Inc.*	51,476
24,564	Gilead Sciences, Inc.*(a)	1,049,128

		2,736,369

Capital Markets 1.7%
3,524	Eaton Vance Corp.	134,582
2,048	Evercore Partners, Inc. (Class A Stock)	83,354
27,239	Morgan Stanley	614,239
3,348	Waddell & Reed Financial, Inc. (Class A Stock)	137,335

		969,510

Chemicals 3.9%
1,588	Albemarle Corp.	103,347
4,029	Intrepid Potash, Inc.	79,412
9,103	Monsanto Co.(a)	919,676
19,451	Mosaic Co. (The)(a)	1,138,661

		2,241,096

Commercial Banks 1.6%
2,095	Bank of the Ozarks, Inc.	80,427
2,369	BOK Financial Corp.	140,790
4,405	East West Bancorp, Inc.	108,363
3,377	First Republic Bank	123,091
1,810	Pinnacle Financial Partners, Inc.*	39,295
3,769	Prosperity Bancshares, Inc.	173,902

See Notes to Financial Statements.

Prudential Jennison Market Neutral Fund	13

Portfolio of Investments

as of February 28, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Commercial Banks (cont’d.)
1,582	Signature Bank*	$117,495
3,868	Wintrust Financial Corp.	141,182

		924,545

Commercial Services & Supplies 0.4%
5,392	Mobile Mini, Inc.*	145,153
2,881	Waste Connections, Inc.	98,559

		243,712

Communications Equipment 0.3%
4,577	Finisar Corp.*	67,053
2,914	NETGEAR, Inc.*	99,222

		166,275

Computers & Peripherals 1.9%
2,481	Apple, Inc.(a)	1,095,113

Construction & Engineering 0.3%
15,047	Great Lakes Dredge & Dock Corp.	146,708

Diversified Telecommunication Services 0.7%
3,931	Cogent Communications Group, Inc.	98,865
22,552	Frontier Communications Corp.	93,365
2,946	Lumos Networks Corp.	33,643
7,241	tw telecom, inc.*	183,342

		409,215

Electric Utilities 0.2%
1,619	ITC Holdings Corp.	136,838

Electrical Equipment 1.7%
21,239	AMETEK, Inc.(a)	888,428
2,551	Polypore International, Inc.*	97,652

		986,080

Electronic Equipment & Instruments 2.0%
163,839	Flextronics International Ltd.*(a)	1,089,529
2,487	FLIR Systems, Inc.	65,508

		1,155,037

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Energy Equipment & Services 2.1%
2,218	Dresser-Rand Group, Inc.*	$136,762
1,384	Dril-Quip, Inc.*	113,806
21,328	Halliburton Co.	885,325
2,542	Superior Energy Services, Inc.*	67,236

		1,203,129

Food & Staples Retailing 0.5%
3,746	Harris Teeter Supermarkets, Inc.	161,078
2,572	United Natural Foods, Inc.*	130,195

		291,273

Food Products 6.3%
6,080	Adecoagro SA*	47,728
16,629	Bunge Ltd.(a)	1,232,375
6,656	Dean Foods Co.*	110,490
1,591	Hain Celestial Group, Inc. (The)*	87,107
40,375	Mondelez International, Inc. (Class A Stock)(a)	1,116,369
8,795	SunOpta, Inc.*	61,037
44,651	Tyson Foods, Inc. (Class A Stock)(a)	1,012,238

		3,667,344

Healthcare Equipment & Supplies 0.2%
5,459	Insulet Corp.*	123,210

Healthcare Providers & Services 3.6%
6,682	Air Methods Corp.	299,287
5,423	Bio-Reference Labs, Inc.*	143,601
3,619	Centene Corp.*	162,927
1,244	MWI Veterinary Supply, Inc.*	157,068
2,744	Team Health Holdings, Inc.*	91,897
19,343	UnitedHealth Group, Inc.(a)	1,033,883
3,597	Universal Health Services, Inc. (Class B Stock)	208,230

		2,096,893

Hotels, Restaurants & Leisure 4.5%
1,151	Bloomin’ Brands, Inc.*	19,809
29,836	Carnival Corp.(a)	1,067,234
5,144	Cheesecake Factory, Inc. (The)	178,188

See Notes to Financial Statements.

Prudential Jennison Market Neutral Fund	15

Portfolio of Investments

as of February 28, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure (cont’d.)
73,324	International Game Technology(a)	$1,168,784
2,841	Vail Resorts, Inc.	156,937

		2,590,952

Insurance 2.9%
30,169	MetLife, Inc.(a)	1,069,189
5,793	Protective Life Corp.	184,913
1,863	StanCorp Financial Group, Inc.	74,166
9,943	Symetra Financial Corp.	130,949
411	White Mountains Insurance Group Ltd.	232,215

		1,691,432

Internet & Catalog Retail 2.1%
4,452	Amazon.com, Inc.*(a)	1,176,530
8,002	Vitacost.com, Inc.*	59,135

		1,235,665

Internet Software & Services 5.2%
3,942	ExactTarget, Inc.*	87,906
1,633	Google, Inc. (Class A Stock)*	1,308,360
9,532	LinkedIn Corp. (Class A Stock)*(a)	1,603,092
3,167	Millennial Media, Inc.*	29,675

		3,029,033

IT Services 5.1%
2,115	Gartner, Inc.*	105,242
2,583	Global Payments, Inc.	124,527
4,665	International Business Machines Corp.(a)	936,872
3,869	InterXion Holding NV*	95,680
2,728	MasterCard, Inc. (Class A Stock)(a)	1,412,613
5,805	Vantiv, Inc. (Class A Stock)*	126,317
1,771	WEX, Inc.*	132,843

		2,934,094

Life Sciences Tools & Services 0.3%
5,658	Bruker Corp.*	99,241
4,508	Fluidigm Corp.*	77,808

		177,049

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Machinery 1.1%
1,257	AGCO Corp.	$64,710
1,583	CIRCOR International, Inc.	65,980
1,530	Crane Co.	82,283
866	Gardner Denver, Inc.	61,477
2,939	IDEX Corp.	149,683
2,422	RBC Bearings, Inc.*	120,713
2,330	Woodward, Inc.	87,212

		632,058

Marine 0.2%
1,197	Kirby Corp.*	90,948

Media 2.2%
4,570	Cinemark Holdings, Inc.	127,046
490	Imax Corp.*	12,593
17,948	Liberty Global, Inc. (Series C Stock)*(a)	1,146,159

		1,285,798

Metals & Mining 1.8%
904	Compass Minerals International, Inc.	66,643
9,359	Hecla Mining Co.	43,426
98,649	Kinross Gold Corp.(a)	751,705
15,724	McEwen Mining, Inc.*	38,209
1,967	Reliance Steel & Aluminum Co.	130,983

		1,030,966

Multiline Retail 0.7%
24,063	J.C. Penney Co., Inc.	422,787

Oil, Gas & Consumable Fuels 7.2%
14,875	Anadarko Petroleum Corp.(a)	1,183,752
2,836	Bonanza Creek Energy, Inc.*	95,942
997	Carrizo Oil & Gas, Inc.*	23,420
42,904	Cobalt International Energy, Inc.*(a)	1,058,442
6,855	Kodiak Oil & Gas Corp.*	61,009
36,263	Marathon Oil Corp.	1,214,811
535	PDC Energy, Inc.*	24,952
4,818	Rosetta Resources, Inc.*	234,540
1,833	SemGroup Corp. (Class A Stock)*	84,483

See Notes to Financial Statements.

Prudential Jennison Market Neutral Fund	17

Portfolio of Investments

as of February 28, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
1,901	Targa Resources Corp.	$115,961
1,423	Whiting Petroleum Corp.*	69,300

		4,166,612

Pharmaceuticals 6.0%
10,504	Allergan, Inc.(a)	1,138,844
2,354	MAP Pharmaceuticals, Inc.*	58,850
37,037	Mylan, Inc.*(a)	1,096,665
6,322	Novo Nordisk A/S (Denmark), ADR(a)	1,106,350
3,188	Pacira Pharmaceuticals, Inc.*	69,690

		3,470,399

Professional Services 0.5%
2,537	Corporate Executive Board Co. (The)	137,353
2,617	FTI Consulting, Inc.*	90,914
3,723	Korn/Ferry International*	68,913

		297,180

Real Estate Investment Trusts 1.6%
4,784	Capstead Mortgage Corp.	59,991
27,954	Chimera Investment Corp.	83,303
3,065	Colony Financial, Inc.	67,890
5,257	CreXus Investment Corp.	69,971
17,891	Hersha Hospitality Trust	100,369
18,127	MFA Financial, Inc.	160,968
3,044	Pebblebrook Hotel Trust	72,782
895	PS Business Parks, Inc.	66,221
3,934	Starwood Property Trust, Inc.	109,955
11,237	Summit Hotel Properties, Inc.	107,875

		899,325

Road & Rail 0.2%
6,676	Heartland Express, Inc.	90,593
2,178	Roadrunner Transportation Systems, Inc.*	49,615

		140,208

Semiconductors & Semiconductor Equipment 1.0%
4,883	ATMI, Inc.*	106,938
4,773	Cavium, Inc.*	176,219

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment (cont’d.)
1,940	Hittite Microwave Corp.*	$125,751
4,192	Power Integrations, Inc.	175,267

		584,175

Software 4.3%
1,551	BroadSoft, Inc.*	32,571
1,648	CommVault Systems, Inc.*	121,870
41,776	Microsoft Corp.(a)	1,161,373
4,490	QLIK Technologies, Inc.*	116,740
5,761	Salesforce.com, Inc.*(a)	974,876
1,915	SolarWinds, Inc.*	108,121

		2,515,551

Specialty Retail 4.9%
6,190	American Eagle Outfitters, Inc.	128,009
2,702	Asbury Automotive Group, Inc.*	91,220
2,293	Ascena Retail Group, Inc.*	38,499
6,245	Chico’s FAS, Inc.	106,040
908	DSW, Inc. (Class A Stock)	61,463
5,869	Express, Inc.*	108,577
37,572	Inditex SA (Spain), ADR(a)	1,008,808
3,933	Mattress Firm Holding Corp.*	109,534
7,478	Pier 1 Imports, Inc.	168,031
22,552	TJX Cos., Inc.(a)	1,014,163

		2,834,344

Textiles, Apparel & Luxury Goods 3.5%
934	Deckers Outdoor Corp.*	37,678
10,164	Lululemon Athletica, Inc.*(a)	681,496
996	PVH Corp.	121,363
6,413	Ralph Lauren Corp.(a)	1,112,463
3,751	Vera Bradley, Inc.*	94,525

		2,047,525

Thrifts & Mortgage Finance 0.1%
1,073	WSFS Financial Corp.	50,967

Water Utilities 0.1%
2,556	Aqua America, Inc.	74,456

See Notes to Financial Statements.

Prudential Jennison Market Neutral Fund	19

Portfolio of Investments

as of February 28, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Wireless Telecommunication Services 1.0%
79,891	NII Holdings, Inc.*(a)	$385,075
4,096	NTELOS Holdings Corp.	51,118
2,225	SBA Communications Corp. (Class A Stock)*	158,242

		594,435
	Total long-term investments (cost $43,750,560)	54,841,986

SHORT-TERM INVESTMENT 5.8%

Affiliated Money Market Mutual Fund
3,396,849	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $3,396,849) (Note 3)(b)	3,396,849

	Total Investments, Before Securities Sold Short 100.3% (cost $47,147,409)	58,238,835

SECURITIES SOLD SHORT (94.0)%
COMMON STOCKS (62.2)%

Aerospace & Defense (1.3)%
9,375	General Dynamics Corp.	(637,219)
5,456	Spirit Aerosystems Holdings, Inc. (Class A Stock)*	(94,989)

		(732,208)

Air Freight & Logistics (1.3)%
9,241	United Parcel Service, Inc. (Class B Stock)	(763,769)

Airlines
857	SkyWest, Inc.	(11,998)
978	Southwest Airlines Co.	(11,443)

		(23,441)

Auto Components
243	Visteon Corp.*	(14,162)

Automobiles (0.4)%
4,936	Harley-Davidson, Inc.	(259,782)

Beverages (3.5)%
27,356	Coca-Cola Co. (The)	(1,059,224)
12,681	PepsiCo, Inc.	(960,840)

		(2,020,064)

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Biotechnology
378	Acorda Therapeutics, Inc.*	$(11,245)

Building Products (0.3)%
4,839	Owens Corning*	(187,802)

Capital Markets (1.0)%
951	Affiliated Managers Group, Inc.*	(139,064)
2,745	BGC Partners, Inc. (Class A Stock)	(11,721)
9,700	Lazard Ltd. (Class A Stock)	(348,230)
1,927	Raymond James Financial, Inc.	(84,557)
1,209	WisdomTree Investments, Inc.*	(11,002)

		(594,574)

Chemicals (2.4)%
3,948	Calgon Carbon Corp.*	(67,353)
20,763	Dow Chemical Co. (The)	(658,602)
3,763	Kraton Performance Polymers, Inc.*	(90,463)
5,243	Praxair, Inc.	(592,721)

		(1,409,139)

Commercial Banks (0.4)%
23,912	First Niagara Financial Group, Inc.	(195,600)
794	TCF Financial Corp.	(10,910)

		(206,510)

Commercial Services & Supplies (1.6)%
8,629	Rollins, Inc.	(211,497)
17,019	Tyco International Ltd.	(544,778)
4,215	Waste Management, Inc.	(157,304)

		(913,579)

Communications Equipment (0.3)%
1,016	Acme Packet, Inc.*	(29,647)
2,523	Aruba Networks, Inc.*	(62,873)
5,847	Riverbed Technology, Inc.*	(89,342)

		(181,862)

Computers & Peripherals (0.6)%
806	Dell, Inc.	(11,243)
15,248	Hewlett-Packard Co.	(307,095)

		(318,338)

See Notes to Financial Statements.

Prudential Jennison Market Neutral Fund	21

Portfolio of Investments

as of February 28, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Diversified Financial Services (0.5)%
26,919	Bank of America Corp.	$(302,300)

Diversified Telecommunication Services (2.6)%
13,738	CenturyLink, Inc.	(476,296)
21,632	Verizon Communications, Inc.	(1,006,537)

		(1,482,833)

Electric Utilities (1.0)%
8,353	Duke Energy Corp.	(578,445)

Electrical Equipment (1.2)%
11,856	Emerson Electric Co.	(672,235)

Electronic Equipment & Instruments (0.3)%
6,223	National Instruments Corp.	(187,188)

Energy Equipment & Services
244	Baker Hughes, Inc.	(10,936)

Food & Staples Retailing (0.2)%
4,519	Kroger Co. (The)	(132,000)

Food Products (0.3)%
5,277	Archer-Daniels-Midland Co.	(168,125)
528	ConAgra Foods, Inc.	(18,010)
348	Hillshire Brands Co.	(11,275)

		(197,410)

Healthcare Equipment & Supplies (1.0)%
6,254	Edwards Lifesciences Corp.*	(537,406)
749	Volcano Corp.*	(16,209)

		(553,615)

Healthcare Providers & Services (0.3)%
1,744	Health Net, Inc.*	(44,891)
3,038	HMS Holdings Corp.*	(88,072)
1,009	Kindred Healthcare, Inc.*	(11,371)
6,118	Universal American Corp.	(51,024)

		(195,358)

See Notes to Financial Statements.

22	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Healthcare Technology (0.2)%
1,500	Cerner Corp.*	$(131,190)

Hotels, Restaurants & Leisure (1.5)%
7,634	Las Vegas Sands Corp.	(393,075)
5,053	McDonald’s Corp.	(484,583)
86	Wynn Resorts Ltd.	(10,053)

		(887,711)

Household Durables
160	Tupperware Brands Corp.	(12,517)

Household Products
144	Procter & Gamble Co. (The)	(10,970)

Independent Power Producers & Energy Traders (0.2)%
8,158	AES Corp.	(94,796)

Insurance (0.9)%
599	Assured Guaranty Ltd.	(11,183)
111	Berkshire Hathaway, Inc. (Class B Stock)*	(11,340)
248	Loews Corp.	(10,691)
613	National Financial Partners Corp.*	(12,052)
667	Selective Insurance Group, Inc.	(14,834)
17,822	Unum Group	(436,104)
1,097	XL Group PLC	(31,418)

		(527,622)

Internet Software & Services (0.2)%
799	LivePerson, Inc.*	(11,562)
9,353	Saba Software, Inc.*	(81,745)

		(93,307)

IT Services (1.9)%
9,903	Automatic Data Processing, Inc.	(607,648)
4,946	Cognizant Technology Solutions Corp. (Class A Stock)*	(379,705)
5,924	VeriFone Systems, Inc.*	(112,378)

		(1,099,731)

Life Sciences Tools & Services (0.5)%
3,944	Life Technologies Corp.*	(229,265)
1,867	Luminex Corp.*	(31,515)

		(260,780)

See Notes to Financial Statements.

Prudential Jennison Market Neutral Fund	23

Portfolio of Investments

as of February 28, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Machinery (1.1)%
6,822	Caterpillar, Inc.	$(630,148)

Media (1.4)%
3,383	Morningstar, Inc.	(232,006)
468	News Corp. (Class A Stock)	(13,478)
18,965	Thomson Reuters Corp.	(579,950)

		(825,434)

Metals & Mining (1.8)%
48,395	Alcoa, Inc.	(412,326)
2,367	Allied Nevada Gold Corp.*	(43,316)
12,725	Nucor Corp.	(573,261)
146	Royal Gold, Inc.	(9,569)

		(1,038,472)

Multi-Utilities (3.0)%
17,595	Ameren Corp.	(594,535)
12,007	Dominion Resources, Inc.	(672,392)
18,732	MDU Resources Group, Inc.	(452,565)

		(1,719,492)

Oil, Gas & Consumable Fuels (4.5)%
4,767	Apache Corp.	(354,045)
20,093	Chesapeake Energy Corp.	(405,075)
6,645	Continental Resources, Inc.*	(584,760)
10,787	Devon Energy Corp.	(585,303)
15,060	Kinder Morgan, Inc.	(558,274)
293	Oasis Petroleum, Inc.*	(10,753)
701	Peabody Energy Corp.	(15,114)
494	Range Resources Corp.	(37,939)
322	Southwestern Energy Co.*	(11,035)
1,799	Williams Cos., Inc. (The)	(62,443)

		(2,624,741)

Personal Products
1,415	Avon Products, Inc.	(27,663)

Pharmaceuticals (5.3)%
11,151	Forest Laboratories, Inc.*	(410,357)
16,403	Johnson & Johnson	(1,248,432)

See Notes to Financial Statements.

24	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Pharmaceuticals (cont’d.)
23,093	Merck & Co., Inc.	$(986,764)
8,677	Salix Pharmaceuticals Ltd.*	(423,871)

		(3,069,424)

Professional Services (0.8)%
14,173	Nielsen Holdings NV*	(477,488)

Real Estate Investment Trusts (6.7)%
4,728	AvalonBay Communities, Inc.	(590,196)
104	Boston Properties, Inc.	(10,803)
2,212	Digital Realty Trust, Inc.	(148,160)
11,096	Equity Residential	(610,724)
13,240	HCP, Inc.	(647,171)
5,433	Health Care REIT, Inc.	(348,473)
14,321	Host Hotels & Resorts, Inc.	(238,731)
181	Macerich Co. (The)	(10,880)
3,997	Public Storage	(604,386)
738	Simon Property Group, Inc.	(117,239)
7,038	Vornado Realty Trust	(564,518)

		(3,891,281)

Semiconductors & Semiconductor Equipment (3.5)%
45,610	Applied Materials, Inc.	(624,857)
2,026	Atmel Corp.*	(13,777)
3,986	Intel Corp.	(83,108)
11,433	Lam Research Corp.*	(483,616)
8,707	Microchip Technology, Inc.	(317,544)
3,155	Micron Technology, Inc.*	(26,471)
5,009	MKS Instruments, Inc.	(135,944)
11,054	ON Semiconductor Corp.*	(88,432)
362	Semtech Corp.*	(11,066)
6,405	Texas Instruments, Inc.	(220,140)

		(2,004,955)

Software (4.2)%
444	Advent Software, Inc.*	(11,633)
5,018	ANSYS, Inc.*	(380,364)
11,342	Autodesk, Inc.*	(416,478)
8,025	Citrix Systems, Inc.*	(568,973)
1,248	Electronic Arts, Inc.*	(21,878)

See Notes to Financial Statements.

Prudential Jennison Market Neutral Fund	25

Portfolio of Investments

as of February 28, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Software (cont’d.)
2,210	Fortinet, Inc.*	$(53,438)
5,592	Informatica Corp.*	(195,776)
20,823	Nuance Communications, Inc.*	(383,351)
457	Pegasystems, Inc.	(12,517)
466	PTC, Inc.*	(10,783)
667	Solera Holdings, Inc.	(37,552)
14,829	TIBCO Software, Inc.*	(318,082)

		(2,410,825)

Specialty Retail (1.5)%
3,404	Abercrombie & Fitch Co.	(158,728)
42,894	Staples, Inc.	(565,343)
242	Tiffany & Co.	(16,253)
1,514	Tractor Supply Co.	(157,441)

		(897,765)

Textiles, Apparel & Luxury Goods (0.5)%
2,064	Coach, Inc.	(99,753)
1,795	Fossil, Inc.*	(184,472)

		(284,225)

Thrifts & Mortgage Finance (0.2)%
1,093	Ocwen Financial Corp.*	(43,086)
6,501	TFS Financial Corp.*	(68,326)

		(111,412)

Tobacco
714	Vector Group Ltd.	(11,460)

Trading Companies & Distributors (1.8)%
11,807	Fastenal Co.	(609,595)
1,834	W.W. Grainger, Inc.	(415,328)

		(1,024,923)

	Total common stocks sold short (proceeds $(34,579,979))	(36,117,127)

EXCHANGE TRADED FUNDS (31.8)%
54,440	Consumer Discretionary Select Sector SPDR Fund	(2,759,019)
64,131	Consumer Staples Select Sector SPDR Fund	(2,441,467)
32,358	Energy Select Sector SPDR Fund	(2,513,893)

See Notes to Financial Statements.

26	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
EXCHANGE TRADED FUNDS (Continued)
155,869	Financial Select Sector SPDR Fund	$(2,741,736)
57,666	Health Care Select Sector SPDR Fund	(2,505,588)
18,144	SPDR S&P 500 ETF Trust	(2,749,360)
93,826	Technology Select Sector SPDR Fund	(2,780,065)

	Total exchange traded funds sold short (proceeds $(17,197,828))	(18,491,128)

	Total securities sold short (proceeds $(51,777,807))	(54,608,255)

	Total Investments, Net of Securities Sold Short 6.3% (proceeds $(4,630,398); Note 5)	3,630,580
	Other assets in excess of liabilities 93.7%	54,445,722

	Net Assets 100.0%	$58,076,302

The following abbreviations are used in the portfolio descriptions:

ADR—American Depositary Receipt

ETF—Exchange Traded Fund

REIT—Real Estate Investment Trust

SPDR—Standard & Poor’s Depository Receipts

*	Non-income producing security.
(a)	All or a portion of the security is segregated as collateral in connection with the short positions carried by the Fund.
(b)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

Prudential Jennison Market Neutral Fund	27

Portfolio of Investments

as of February 28, 2013 continued

The following is a summary of the inputs used as of February 28, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$54,841,986	$—	$—
Affiliated Money Market Mutual Fund	3,396,849	—	—
Common Stocks Sold Short	(36,117,127)	—	—
Exchange Traded Funds Sold Short	(18,491,128)	—	—

Total	$3,630,580	$—	$—

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of February 28, 2013 were as follows:

Oil, Gas & Consumable Fuels	7.2%
Food Products	6.3
Pharmaceuticals	6.0
Aerospace & Defense	5.9
Affiliated Money Market Mutual Fund	5.8
Internet Software & Services	5.2
IT Services	5.1
Specialty Retail	4.9
Biotechnology	4.7
Hotels, Restaurants & Leisure	4.5
Software	4.3
Chemicals	3.9
Healthcare Providers & Services	3.6
Textiles, Apparel & Luxury Goods	3.5
Insurance	2.9
Media	2.2
Energy Equipment & Services	2.1
Internet & Catalog Retail	2.1
Electronic Equipment & Instruments	2.0
Computers & Peripherals	1.9
Metals & Mining	1.8
Capital Markets	1.7
Electrical Equipment	1.7
Commercial Banks	1.6
Real Estate Investment Trusts	1.6
Machinery	1.1
Semiconductors & Semiconductor Equipment	1.0
Wireless Telecommunication Services	1.0
Diversified Telecommunication Services	0.7
Multiline Retail	0.7
Food & Staples Retailing	0.5
Professional Services	0.5%
Commercial Services & Supplies	0.4
Communications Equipment	0.3
Construction & Engineering	0.3
Life Sciences Tools & Services	0.3
Electric Utilities	0.2
Healthcare Equipment & Supplies	0.2
Marine	0.2
Road & Rail	0.2
Thrifts & Mortgage Finance	0.1
Water Utilities	0.1
Food & Staples Retailing	(0.2)
Healthcare Technology	(0.2)
Independent Power Producers & Energy Traders	(0.2)
Internet Software & Services	(0.2)
Thrifts & Mortgage Finance	(0.2)
Building Products	(0.3)
Communications Equipment	(0.3)
Electronic Equipment & Instruments	(0.3)
Food Products	(0.3)
Healthcare Providers & Services	(0.3)
Automobiles	(0.4)
Commercial Banks	(0.4)
Diversified Financial Services	(0.5)
Life Sciences Tools & Services	(0.5)
Textiles, Apparel & Luxury Goods	(0.5)
Computers & Peripherals	(0.6)
Professional Services	(0.8)
Insurance	(0.9)
Capital Markets	(1.0)

See Notes to Financial Statements.

28	Visit our website at www.prudentialfunds.com

Industry (cont’d.)
Electric Utilities	(1.0)%
Healthcare Equipment & Supplies	(1.0)
Machinery	(1.1)
Electrical Equipment	(1.2)
Aerospace & Defense	(1.3)
Air Freight & Logistics	(1.3)
Media	(1.4)
Hotels, Restaurants & Leisure	(1.5)
Specialty Retail	(1.5)
Commercial Services & Supplies	(1.6)
Metals & Mining	(1.8)
Trading Companies & Distributors	(1.8)
IT Services	(1.9)
Chemicals	(2.4)
Diversified Telecommunication Services	(2.6)%
Multi-Utilities	(3.0)
Beverages	(3.5)
Semiconductors & Semiconductor Equipment	(3.5)
Software	(4.2)
Oil, Gas & Consumable Fuels	(4.5)
Pharmaceuticals	(5.3)
Real Estate Investment Trusts	(6.7)
Exchange Traded Funds	(31.8)

6.3
Other assets in excess of liabilities	93.7

100.0%

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Operations is presented in the summary below.

The effects of derivative instruments on the Statement of Operations for the year ended February 28, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Rights	Warrants	Total
Equity contracts	$(2,483)	$(154)	$(2,637)

See Notes to Financial Statements.

Prudential Jennison Market Neutral Fund	29

Statement of Assets and Liabilities

as of February 28, 2013

Assets
Investments at value:
Unaffiliated Investments (cost $43,750,560)	$54,841,986
Affiliated Investments (cost $3,396,849)	3,396,849
Deposit with broker for securities sold short	54,599,068
Receivable for investments sold	375,246
Receivable for Fund shares sold	142,925
Dividends receivable	55,916
Prepaid expenses	729
Foreign tax reclaim receivable	520

Total assets	113,413,239

Liabilities
Securities sold short, at value (proceeds $51,777,807)	54,608,255
Payable for investments purchased	363,327
Payable for Fund shares reacquired	132,433
Accrued expenses	86,040
Dividends payable on securities sold short	68,570
Management fee payable	64,955
Distribution fee payable	9,904
Payable to broker for collateral for securities on loan	2,612
Affiliated transfer agent fee payable	841

Total liabilities	55,336,937

Net Assets	$58,076,302

Net assets were comprised of:
Shares of beneficial interest, at par	$6,230
Paid-in capital in excess of par	57,401,295

57,407,525
Accumulated net investment loss	(237,269)
Accumulated net realized loss on investment, short sale and foreign currency transactions	(7,354,932)
Net unrealized appreciation on investments and short sales	8,260,978

Net assets, February 28, 2013	$58,076,302

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($10,988,116 ÷ 1,179,524 shares of beneficial interest issued and outstanding)	$9.32
Maximum sales charge (5.50% of offering price)	0.54

Maximum offering price to public	$9.86

Class B
Net asset value, offering price and redemption price per share ($1,741,065 ÷ 190,978 shares of beneficial interest issued and outstanding)	$9.12

Class C
Net asset value, offering price and redemption price per share ($7,944,902 ÷ 871,562 shares of beneficial interest issued and outstanding)	$9.12

Class R
Net asset value, offering price and redemption price per share ($953 ÷ 102.7 shares of beneficial interest issued and outstanding)	$9.28

Class Z
Net asset value, offering price and redemption price per share ($37,401,266 ÷ 3,987,381 shares of beneficial interest issued and outstanding)	$9.38

See Notes to Financial Statements.

Prudential Jennison Market Neutral Fund	31

Statement of Operations

Year Ended February 28, 2013

Net Investment Loss
Income
Unaffiliated dividend income (net of foreign withholding taxes of $14,552)	$854,036
Affiliated dividend income	15,095

Total income	869,131

Expenses
Management fee	1,072,293
Distribution fee—Class A	34,670
Distribution fee—Class B	19,827
Distribution fee—Class C	124,514
Distribution fee—Class R	5
Dividend expense on short positions	1,454,528
Broker fees and expenses on short sales	121,800
Custodian’s fees and expenses	80,000
Registration fees	67,000
Transfer agent’s fees and expenses (including affiliated expense of $5,000) (Note 3)	59,000
Audit fee	30,000
Reports to shareholders	25,000
Legal fees and expenses	20,000
Trustees’ fees	11,000
Insurance	2,000
Miscellaneous	15,523

Total expenses	3,137,160
Less: Management fee waiver (Note 2)	(237,921)

Net expenses	2,899,239

Net investment loss	(2,030,108)

Realized And Unrealized Gain (Loss) On Investment, Short Sales And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	8,296,202
Short sale transactions	(6,886,308)
Foreign currency transactions	29

1,409,923

Net change in unrealized appreciation (depreciation) on:
Investments	(5,160,724)
Short sales	1,516,465

(3,644,259)

Net loss on investment, short sales and foreign currency transactions	(2,234,336)

Net Decrease In Net Assets Resulting From Operations	$(4,264,444)

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended February 28/29,
	2013	2012
Increase (Decrease) In Net Assets
Operations
Net investment loss	$(2,030,108)	$(2,839,432)
Net realized gain on investment, short sale and foreign currency transactions	1,409,923	32,092
Net change in unrealized appreciation (depreciation) on investments and short sales	(3,644,259)	3,840,928

Net increase (decrease) in net assets resulting from operations	(4,264,444)	1,033,588

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	23,554,819	54,732,088
Cost of shares reacquired	(50,848,336)	(84,177,597)

Net decrease in net assets from Fund share transactions	(27,293,517)	(29,445,509)

Total decrease	(31,557,961)	(28,411,921)

Net Assets:
Beginning of year	89,634,263	118,046,184

End of year	$58,076,302	$89,634,263

See Notes to Financial Statements.

Prudential Jennison Market Neutral Fund	33

Notes to Financial Statements

Prudential Investment Portfolios 3 (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of four funds: Prudential Jennison Market Neutral Fund (the “Fund”), Prudential Jennison Select Growth Fund, Prudential Strategic Value Fund and Prudential Real Assets Fund. These financial statements relate to Prudential Jennison Market Neutral Fund. The Fund commenced investment operations on April 23, 2010. The financial statements of the Prudential Jennison Select Growth Fund, Prudential Strategic Value Fund and Prudential Real Assets Fund are not presented herein.

The investment objective of the Fund is long-term capital appreciation while preserving capital by using strategies designed to produce returns that have a low correlation to U.S. equity markets.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.

Securities Valuation: The Fund holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has delegated fair valuation responsibilities to Prudential Investments LLC (“PI” or “Manager”) through the adoption of Valuation Procedures for valuation of the Fund’s securities. Under the current Valuation Procedures, a Valuation Committee is established and responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures allow the Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair value of the securities. A record of the Valuation Committee’s actions is subject to review, approval and ratification by the Board at its next regularly scheduled quarterly meeting.

Various inputs are used in determining the value of the Fund’s investments, which are summarized in the three broad level hierarchies based on any observable inputs used as described in the table following the Portfolio of Investments. The valuation

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methodologies and significant inputs used in determining the fair value of securities and other assets classified as Level 1, Level 2 and Level 3 of the hierarchy are as follows:

Common stocks, exchange-traded funds and financial derivative instruments (including futures contracts and certain options and swap contracts on securities), that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 of the fair value hierarchy.

In the event there is no sale or official closing price on such day, these securities are valued at the mean between the last reported bid and asked prices, or at the last bid price in absence of an asked price. These securities are classified as Level 2 of the fair value hierarchy as these inputs are considered as significant other observable inputs to the valuation.

For common stocks traded on foreign securities exchanges, certain valuation adjustments will be applied when events occur after the close of the security’s foreign market and before the Fund’s normal pricing time. These securities are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 of the fair value hierarchy as the adjustment factors are considered as significant other observable inputs to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 as they have the ability to be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market, such as corporate bonds, municipal bonds, U.S. Government agencies issues and guaranteed obligations, U.S. Treasury obligations and sovereign issues are usually valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices usually after evaluating observable inputs including yield curves, credit rating, yield spreads, default rates, cash flows as well as broker/dealer quotations and reported trades. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Prudential Jennison Market Neutral Fund	35

Notes to Financial Statements

continued

Asset-backed and mortgage-related securities are usually valued by approved independent pricing vendors. The pricing vendors provide the prices using their internal pricing models with inputs from deal terms, tranche level attributes, yield curves, prepayment speeds, default rates and broker/dealer quotes. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Short-term debt securities of sufficient credit quality, which mature in sixty days or less, are valued using amortized cost method, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as option contracts, foreign currency contracts and swaps agreements, are usually valued using pricing vendor services, which derive the valuation based on underlying asset prices, indices, spreads, interest rates, exchange rates and other inputs. These instruments are categorized as Level 2 of the fair value hierarchy.

Securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Valuation Committee. In the event there are unobservable inputs used when determining such valuations, the securities will be classified as Level 3 of the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

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Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Short Sales: The Fund engages in short sales (selling securities it does not own) as part of its normal investment activities. These short sales are collateralized at all times by cash deposits with the prime broker and securities held in a segregated account at the custodian. The short stock rebate, when in excess of expenses is included in the Statement of Operations and represents the net income earned on short sale proceeds held on deposit with the prime broker and margin interest earned or incurred on short sale transactions. Margin interest is the income earned (or expense incurred) as a

Prudential Jennison Market Neutral Fund	37

Notes to Financial Statements

continued

result of the market value of securities sold short being less than (or greater than) the proceeds received from the short sales. Dividends declared on short positions are recorded on the ex-dividend date as an expense on the Statement of Operations and included in the expense ratio in the Financial Highlights. Liability for securities sold short is reported at market value on the Statement of Assets and Liabilities. The Fund records a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund records a gain if the price of the security declines between those dates. Short selling involves the off-balance sheet risk of potentially unlimited increase in the market value of the security sold short, which could result in potentially unlimited loss for the Fund. The Fund is subject to risk of loss if the broker were to fail to perform its obligation under contractual terms. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

REITs: The Fund invests in real estate investment trusts (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual sources of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management, that may differ from actual.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance

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with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those amounts.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of 1.50% of the Fund’s average daily net assets.

PI has contractually agreed until June 30, 2014 to waive a portion of their management fee and/or reimburse the Fund in order to limit operating expenses (excluding distribution and service (12b-1) fees, dividend expenses related to short sales, taxes, interest, brokerage commissions and certain extraordinary expenses) to each class of shares to not exceed 1.60% of the Fund’s daily average net assets.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C,

Prudential Jennison Market Neutral Fund	39

Notes to Financial Statements

continued

Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B, C and R Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1% and .75%, of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS has contractually agreed to limit such expenses to .25% and .50% of the average daily net assets of the Class A and Class R shares, respectively.

PIMS has advised the Fund that it has received $17,418 in front-end sales charges resulting from sales of Class A shares, during the year ended February 28, 2013. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended February 28, 2013, it received $10,103 and $3,583 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

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Note 4. Portfolio Securities

Purchases and sales of investment securities, excluding short-term investments, for the year ended February 28, 2013, were $39,983,845 and $69,867,464, respectively. Portfolio securities short sales and purchases to cover were $211,615,209 and $242,809,933, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present accumulated net investment loss, accumulated net realized loss on investment, short sale and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to accumulated net investment loss, accumulated net realized loss on investment, short sale and foreign currency transactions and paid-in capital in excess of par. For the year ended February 28, 2013, the adjustments were to decrease accumulated net investment loss by $2,153,483, increase accumulated net realized loss on investment, short sale and foreign currency transactions by $199,136 and decrease paid-in capital in excess of par by $1,954,347 due to difference in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies, securities sold short, net operating loss and other book to tax adjustment. Net investment loss, net realized gain on investment, short sale and foreign currency transactions and net assets were not affected by these changes.

There were no distributions paid during the fiscal years ended February 28, 2013 and February 29, 2012.

As of February 28, 2013, the Fund had no undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of February 28, 2013 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustment	Total Net Unrealized Appreciation
$50,251,317	$9,257,804	$(1,270,286)	$7,987,518	$(2,830,448)	$5,157,070

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales and other tax adjustments. Other cost basis adjustments are primarily attributable to securities sold short.

Prudential Jennison Market Neutral Fund	41

Notes to Financial Statements

continued

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Fund is permitted to carryforward capital losses incurred in the fiscal years ended February 29, 2012 and February 28, 2013 (“post-enactment losses”) for an unlimited period. Post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before February 29, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. As of February 28, 2013, the pre and post-enactment losses were approximately:

Post-Enactment Losses:	$1,182,000

Pre-Enactment Losses:
Expiring 2019	$315,000

The Fund elected to treat post-October capital losses of approximately $2,754,000 and certain late-year ordinary income losses of approximately $238,000 as having been incurred in the following fiscal year (February 28, 2014).

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. All investors who purchase Class A shares in the amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B

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shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. In addition, under certain limited circumstances, an exchange may be made from Class A shares or Class C shares to Class Z shares and Class Z shares to Class A shares of the Fund. Class C shares are sold with a CDSC of 1% during the first 12 months. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

At February 28, 2013, 102.7 shares of Class R were owned by Prudential.

Transactions in shares of beneficial interest were as follows:

	Shares	Amount
Class A
Year ended February 28, 2013:
Shares sold	394,682	$3,730,867
Shares reacquired	(1,288,714)	(12,282,786)

Net increase (decrease) in shares outstanding before conversion	(894,032)	(8,551,919)
Shares issued upon conversion from Class B and Class Z	19,984	191,480
Shares reacquired upon conversion into Class Z	(8,240)	(77,960)

Net increase (decrease) in shares outstanding	(882,288)	$(8,438,399)

Year ended February 29, 2012:
Shares sold	1,077,057	$10,593,460
Shares reacquired	(2,383,562)	(23,366,219)

Net increase (decrease) in shares outstanding before conversion	(1,306,505)	(12,772,759)
Shares issued upon conversion from Class B and Class Z	5,282	52,113
Shares reacquired upon conversion into Class Z	(649,634)	(6,514,923)

Net increase (decrease) in shares outstanding	(1,950,857)	$(19,235,569)

Prudential Jennison Market Neutral Fund	43

Notes to Financial Statements

continued

	Shares	Amount
Class B
Year ended February 28, 2013:
Shares sold	35,839	$333,901
Shares reacquired	(82,347)	(764,124)

Net increase (decrease) in shares outstanding before conversion	(46,508)	(430,223)
Shares reacquired upon conversion into Class A	(2,151)	(19,953)

Net increase (decrease) in shares outstanding	(48,659)	$(450,176)

Year ended February 29, 2012:
Shares sold	66,173	$646,635
Shares reacquired	(37,431)	(361,303)

Net increase (decrease) in shares outstanding before conversion	28,742	285,332
Shares reacquired upon conversion into Class A	(1,615)	(15,577)

Net increase (decrease) in shares outstanding	27,127	$269,755

Class C
Year ended February 28, 2013:
Shares sold	143,547	$1,339,160
Shares reacquired	(950,825)	(8,824,151)

Net increase (decrease) in shares outstanding before conversion	(807,278)	(7,484,991)
Shares reacquired upon conversion into Class Z	(40,693)	(371,934)

Net increase (decrease) in shares outstanding	(847,971)	$(7,856,925)

Year ended February 29, 2012:
Shares sold	713,260	$6,945,269
Shares reacquired	(1,056,310)	(10,313,504)

Net increase (decrease) in shares outstanding before conversion	(343,050)	(3,368,235)
Shares reacquired upon conversion into Class Z	(12,175)	(118,996)

Net increase (decrease) in shares outstanding	(355,225)	$(3,487,231)

Class R
Year ended February 28, 2013:
Shares sold	—	$—
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	—	$—

Period ended February 29, 2012*:
Shares sold	102.7	$1,000

Net increase (decrease) in shares outstanding	102.7	$1,000

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	Shares	Amount
Class Z
Year ended February 28, 2013:
Shares sold	1,902,091	$18,150,891
Shares reacquired	(3,038,667)	(28,977,275)

Net increase (decrease) in shares outstanding before conversion	(1,136,576)	(10,826,384)
Shares issued upon conversion from Class A and Class C	47,920	449,894
Shares reacquired upon conversion into Class A	(17,777)	(171,527)

Net increase (decrease) in shares outstanding	(1,106,433)	$(10,548,017)

Year ended February 29, 2012:
Shares sold	3,697,865	$36,545,724
Shares reacquired	(5,115,213)	(50,136,571)

Net increase (decrease) in shares outstanding before conversion	(1,417,348)	(13,590,847)
Shares issued upon conversion from Class A and Class C	659,671	6,633,919
Shares reacquired upon conversion into Class A	(3,670)	(36,536)

Net increase (decrease) in shares outstanding	(761,347)	$(6,993,464)

*	Commenced offering on May 2, 2011.

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 15, 2012 through November 14, 2013. The Funds pay an annualized commitment fee of 0.08% on the unused portion of the SCA. Prior to November 15, 2012, the Funds had another SCA with substantially similar terms. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund did not utilize the SCA during the year ended February 28, 2013.

Note 8. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities.” The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives

Prudential Jennison Market Neutral Fund	45

Notes to Financial Statements

continued

that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not been determined.

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Financial Highlights

Class A Shares
	Year Ended February 28/29,		April 23, 2010(a) through February 28,
	2013	2012	2011
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$9.84	$9.71	$10.00
Income (loss) from investment operations:
Net investment loss	(.27)	(.27)	(.22)
Net realized and unrealized gain (loss) on investment, short sale and foreign currency transactions	(.25)	.40	(.07)
Total from investment operations	(.52)	.13	(.29)
Net asset value, end of period	$9.32	$9.84	$9.71
Total Return(c):	(5.28)%	1.34%	(2.90)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$10,988	$20,287	$38,979
Average net assets (000)	$13,871	$28,703	$25,708
Ratios to average net assets(d)(e)(f):
Expenses, including distribution and service (12b-1) fees	4.05%	3.76%	3.58%	(g)
Expenses, excluding distribution and service (12b-1) fees	3.80%	3.51%	3.33%	(g)
Expenses, excluding distribution and service (12b-1) fees, dividend expense on short positions and broker fees and expenses on short sales	1.60%	1.60%	1.60%	(g)
Net investment loss	(2.84)%	(2.81)%	(2.62)%	(g)
Portfolio turnover rate	210%	236%	236%	(h)

(a) Commencement of operations.

(b) Calculated based on average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares.

(f) Net of expense waiver/reimbursement. If the investment manager had not waived/reimbursed expenses not to exceed 1.60%, the expense ratios including distribution and service (12b-1) fees and net investment loss ratios would have been 4.38% and (3.17)%, respectively, for the year ended February 28, 2013, 4.02% and (3.07)%, respectively, for the year ended February 29, 2012 and 3.92% and (2.96)%, respectively, for the period ended February 28, 2011.

(g)	Annualized.
(h)	Not annualized.

See Notes to Financial Statements.

Prudential Jennison Market Neutral Fund	47

Financial Highlights

continued

Class B Shares
	Year Ended February 28/29,		April 23, 2010(a) through February 28,
	2013	2012	2011
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$9.70	$9.65	$10.00
Income (loss) from investment operations:
Net investment loss	(.34)	(.35)	(.28)
Net realized and unrealized gain (loss) on investment, short sale and foreign currency transactions	(.24)	.40	(.07)
Total from investment operations	(.58)	.05	(.35)
Net asset value, end of period	$9.12	$9.70	$9.65
Total Return(c):	(5.98)%	.52%	(3.50)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1,741	$2,325	$2,051
Average net assets (000)	$1,983	$2,272	$1,190
Ratios to average net assets(d)(e):
Expenses, including distribution and service (12b-1) fees	4.80%	4.51%	4.33%	(f)
Expenses, excluding distribution and service (12b-1) fees	3.80%	3.51%	3.33%	(f)
Expenses, excluding distribution and service (12b-1) fees, dividend expense on short positions and broker fees and expenses on short sales	1.60%	1.60%	1.60%	(f)
Net investment loss	(3.61)%	(3.56)%	(3.37)%	(f)
Portfolio turnover rate	210%	236%	236%	(g)

(a) Commencement of operations.

(b) Calculated based on average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Net of expense waiver/reimbursement. If the investment manager had not waived/reimbursed expenses not to exceed 1.60%, the expense ratios including distribution and service (12b-1) fees and net investment loss ratios would have been 5.13% and (3.94)%, respectively, for the year ended February 28, 2013, 4.77% and (3.82)%, respectively, for the year ended February 29, 2012 and 4.67% and (3.71)%, respectively, for the period ended February 28, 2011.

(f) Annualized.

(g) Not annualized.

See Notes to Financial Statements.

48	Visit our website at www.prudentialfunds.com

Class C Shares
	Year Ended February 28/29,		April 23, 2010(a) through February 28,
	2013	2012	2011
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$9.70	$9.65	$10.00
Income (loss) from investment operations:
Net investment loss	(.34)	(.35)	(.28)
Net realized and unrealized gain (loss) on investment, short sale and foreign currency transactions	(.24)	.40	(.07)
Total from investment operations	(.58)	.05	(.35)
Net asset value, end of period	$9.12	$9.70	$9.65
Total Return(c):	(5.98)%	.52%	(3.50)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$7,945	$16,681	$20,024
Average net assets (000)	$12,452	$19,278	$11,469
Ratios to average net assets(d)(e):
Expenses, including distribution and service (12b-1) fees	4.80%	4.51%	4.33%	(f)
Expenses, excluding distribution and service (12b-1) fees	3.80%	3.51%	3.33%	(f)
Expenses, excluding distribution and service (12b-1) fees, dividend expense on short positions and broker fees and expenses on short sales	1.60%	1.60%	1.60%	(f)
Net investment loss	(3.59)%	(3.56)%	(3.37)%	(f)
Portfolio turnover rate	210%	236%	236%	(g)

(a) Commencement of operations.

(b) Calculated based on average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Net of expense waiver/reimbursement. If the investment manager had not waived/reimbursed expenses not to exceed 1.60%, the expense ratios including distribution and service (12b-1) fees and net investment loss ratios would have been 5.13% and (3.92)%, respectively, for the year ended February 28, 2013, 4.77% and (3.82)%, respectively, for the year ended February 29, 2012 and 4.67% and (3.71)%, respectively, for the period ended February 28, 2011.

(f) Annualized.

(g) Not annualized.

See Notes to Financial Statements.

Prudential Jennison Market Neutral Fund	49

Financial Highlights

continued

Class R Shares
	Year Ended February 28,	May 2, 2011(a) through February 29,
	2013	2012
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$9.83	$9.74
Income (loss) from investment operations:
Net investment loss	(.29)	(.25)
Net realized and unrealized gain (loss) on investment, short sale and foreign currency transactions	(.26)	.34
Total from investment operations	(.55)	.09
Net asset value, end of period	$9.28	$9.83
Total Return(c):	(5.60)%	.92%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1	$1
Average net assets (000)	$1	$1
Ratios to average net assets(d)(e)(f):
Expenses, including distribution and service (12b-1) fees	4.30%	4.01%	(g)
Expenses, excluding distribution and service (12b-1) fees	3.80%	3.51%	(g)
Expenses, excluding distribution and service (12b-1) fees, dividend expense on short positions and broker fees and expenses on short sales	1.60%	1.60%	(g)
Net investment loss	(3.09)%	(3.05)%	(g)
Portfolio turnover rate	210%	236%	(h)

(a) Commencement of offering.

(b) Calculated based on average shares outstanding during the period.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.

(f) Net of expense waiver/reimbursement. If the investment manager had not waived/reimbursed expenses not to exceed 1.60%, the annualized expense ratio including distribution and service (12b-1) fees and net investment loss ratio would have been 4.63% and (3.42)%, respectively, for the year ended February 28, 2013 and 4.27% and (3.31)%, respectively, for the period ended February 29, 2012.

(g) Annualized.

(h) Not annualized.

See Notes to Financial Statements.

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Class Z Shares
	Year Ended February 28/29,		April 23, 2010(a) through February 28,
	2013	2012	2011
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$9.88	$9.73	$10.00
Income (loss) from investment operations:
Net investment loss	(.25)	(.25)	(.20)
Net realized and unrealized gain (loss) on investment, short sale and foreign currency transactions	(.25)	.40	(.07)
Total from investment operations	(.50)	.15	(.27)
Net asset value, end of period	$9.38	$9.88	$9.73
Total Return(c):	(5.06)%	1.54%	(2.70)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$37,401	$50,340	$56,993
Average net assets (000)	$43,185	$49,335	$52,147
Ratios to average net assets(d)(e):
Expenses, including distribution and service (12b-1) fees	3.80%	3.51%	3.33%	(f)
Expenses, excluding distribution and service (12b-1) fees	3.80%	3.51%	3.33%	(f)
Expenses, excluding distribution and service (12b-1) fees, dividend expense on short positions and broker fees and expenses on short sales	1.60%	1.60%	1.60%	(f)
Net investment loss	(2.59)%	(2.56)%	(2.37)%	(f)
Portfolio turnover rate	210%	236%	236%	(g)

(a) Commencement of operations.

(b) Calculated based on average shares outstanding during the period.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Net of expense waiver/reimbursement. If the investment manager had not waived/reimbursed expenses not to exceed 1.60%, the expense ratios including distribution and service (12b-1) fees and net investment loss ratios would have been 4.13% and (2.92)% respectively, for the year ended February 28, 2013, 3.77% and (2.82)%, for the year ended February 29, 2012 and 3.67% and (2.71)%, respectively, for the period ended February 28, 2011.

(f) Annualized.

(g) Not annualized.

See Notes to Financial Statements.

Prudential Jennison Market Neutral Fund	51

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 3:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Market Neutral Fund (hereafter referred to as the “Fund”), a series of Prudential Investment Portfolios 3, including the portfolio of investments, as of February 28, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period April 23, 2010 (commencement of operations) through February 28, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2013, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of February 28, 2013, and the results of its operations, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 24, 2013

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INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Funds is set forth below. Board Members who are not deemed to be “interested persons” of the Funds, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Funds are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Funds.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (60) Board Member Portfolios Overseen: 63	Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (60) Board Member Portfolios Overseen: 63	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).
Michael S. Hyland, CFA (67) Board Member Portfolios Overseen: 63	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (73) Board Member Portfolios Overseen: 63	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

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Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (70) Board Member Portfolios Overseen: 63	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (69) Board Member & Independent Chair Portfolios Overseen: 63	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Robin B. Smith (73) Board Member Portfolios Overseen: 63	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (69) Board Member Portfolios Overseen: 63	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (50) Board Member & President Portfolios Overseen: 61	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).	None.

Prudential Jennison Market Neutral Fund

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Scott E. Benjamin (39) Board Member & Vice President Portfolios Overseen: 63	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

(1)	The year that each Board Member joined the Fund’s Board is as follows:

Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2000; Stephen P. Munn, 2008; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 2000; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Raymond A. O’Hara (57) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of PMFS (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Deborah A. Docs (55) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

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Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Jonathan D. Shain (54) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (38) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
Andrew R. French (50) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of PMFS.
Amanda S. Ryan (35) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray (2008-2012).
Timothy J. Knierim (54) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2002-2007) and formerly Chief Ethics Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2006-2007).
Valerie M. Simpson (54) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of Prudential Investments LLC and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (50) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

Prudential Jennison Market Neutral Fund

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Grace C. Torres (53) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (49) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (54) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
(1)	The year that each individual became a Fund officer is as follows:

Raymond A. O’Hara, 2012; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; Andrew R. French, 2006; Amanda S. Ryan, 2012; Timothy J. Knierim; 2007; Valerie M. Simpson, 2007; Richard W. Kinville, 2011; Grace C. Torres, 2000; M. Sadiq Peshimam, 2006; Peter Parrella, 2007; Theresa C. Thompson, 2008.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Jennison Market Neutral Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON MARKET NEUTRAL FUND

SHARE CLASS	A	B	C	R	Z
NASDAQ	PJNAX	PJNBX	PJNCX	PJNRX	PJNZX
CUSIP	74440K850	74440K843	74440K835	74440K769	74440K827

MF206E    0242425-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL JENNISON SELECT GROWTH FUND

ANNUAL REPORT • FEBRUARY 28, 2013

Fund Type

Large Cap Stock

Objective

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, Jennison, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide.

April 15, 2013

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Select Growth Fund informative and useful. The report covers performance for the 12-month period that ended February 28, 2013.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Select Growth Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Jennison Select Growth Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. Class A shares have a maximum initial sales charge of 5.50%. Gross operating expenses: Class A, 1.58%; Class B, 2.28%; Class C, 2.28%; Class Q, 1.02%; Class X, 2.28%; Class Z, 1.28%. Net operating expenses: Class A, 1.24%; Class B, 1.99%; Class C, 1.99%; Class Q, 0.99%; Class X, 1.99%; Class Z, 0.99%, after contractual reduction through 6/30/2014 for Class A shares.

Cumulative Total Returns (Without Sales Charges) as of 2/28/13
	One Year	Five Years	Ten Years	Since Inception
Class A	4.35%	39.67%	128.34%	—
Class B	3.62	34.65	111.78	—
Class C	3.62	34.71	111.55	—
Class Q	N/A	N/A	N/A	1.17% (5/3/12)
Class X	3.50	34.51	N/A	17.14 (10/29/07)
Class Z	4.62	41.63	133.93	—
Russell 1000® Growth Index	9.60	36.26	124.49	—
S&P 500 Index	13.45	27.28	120.60	—
Lipper Large-Cap Growth Funds Average	8.02	25.69	108.36	—

Average Annual Total Returns (With Sales Charges) as of 3/31/13
	One Year	Five Years	Ten Years	Since Inception
Class A	–3.63%	6.15%	7.84%	—
Class B	–3.81	6.37	7.63	—
Class C	0.19	6.56	7.63	—
Class Q	N/A	N/A	N/A	N/A (5/3/12)
Class X	–4.81	6.06	N/A	3.07% (10/29/07)
Class Z	2.21	7.63	8.74	—
Russell 1000 Growth Index	10.09	7.30	8.62	—
S&P 500 Index	13.95	5.81	8.53	—
Lipper Large-Cap Growth Funds Average	7.36	5.30	7.68	—

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Average Annual Total Returns (With Sales Charges) as of 2/28/13
	One Year	Five Years	Ten Years	Since Inception
Class A	–1.39%	5.71%	7.99%	—
Class B	–1.38	5.97	7.79	—
Class C	2.62	6.14	7.78	—
Class Q	N/A	N/A	N/A	N/A (5/3/12)
Class X	–2.50	5.63	N/A	2.68% (10/29/07)
Class Z	4.62	7.21	8.87	—

Average Annual Total Returns (Without Sales Charges) as of 2/28/13
	One Year	Five Years	Ten Years	Since Inception
Class A	4.35%	6.91%	8.61%	—
Class B	3.62	6.13	7.79	—
Class C	3.62	6.14	7.78	—
Class Q	N/A	N/A	N/A	N/A (5/3/12)
Class X	3.50	6.11	N/A	3.01% (10/29/07)
Class Z	4.62	7.21	8.87	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison Select Growth Fund (Class A shares) with a similar investment in the Russell 1000 Growth Index and the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (February 28, 2003) and the account values at the end of the current fiscal year (February 28, 2013) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales

Prudential Jennison Select Growth Fund	3

Your Fund’s Performance (continued)

charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, Q, X, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The average annual total returns take into account applicable sales charges. Class A shares have a maximum front-end sales charge of 5.50% and an annual 12b-1 fee of 0.30%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. The CDSC is waived for purchases by certain retirement and/or benefit plans. Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and an annual 12b-1 fee of 1%. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class X shares are not subject to a front-end sales charge, but have a 12b-1 fee of 1.00% and charge a maximum CDSC of 6.00% declining to 5%, 4%, 4%, 3%, 2%, 2%, 1%, and 0%, respectively, for the first nine years after purchase. Class Q shares and Class Z shares are not subject to a front-end sales charge or a 12b-1 fee. The returns in the tables and graph reflect the share class expense structure in effect at the close of the fiscal period. The returns in the tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Benchmark Definitions

Russell 1000 Growth Index

The Russell 1000 Growth Index is an unmanaged index which contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates. Russell 1000 Growth Index Closest Month-End to Inception cumulative total return as of 2/28/13 is 6.27% for Class Q and 18.18% for Class X. Russell 1000 Growth Index Closest Month-End to Inception average annual total return as of 3/31/13 is 3.83% for Class X. Class Q shares have been in existence for less than one year and have no average annual total return performance information available.

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S&P 500 Index

The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the U.S. have performed. S&P 500 Index Closest Month-End to Inception cumulative total return as of 2/28/13 is 10.53% for Class Q and 10.16% for Class X. S&P 500 Index Closest Month-End to Inception average annual total return as of 3/31/13 is 2.50% for Class X. Class Q shares have been in existence for less than one year and have no average annual total return performance information available.

Lipper Large-Cap Growth Funds Average

The Lipper Large-Cap Growth Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Large-Cap Growth Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index. Lipper Average Closest Month-End to Inception cumulative total return as of 2/28/13 is 4.80% for Class Q and 7.76% for Class X. Lipper Average Closest Month-End to Inception average annual total return as of 3/31/13 is 1.87% for Class X. Class Q shares have been in existence for less than one year and have no average annual total return performance information available.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Indexes and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Holdings expressed as a percentage of net assets as of 2/28/13
Apple, Inc., Computers & Peripherals	5.6%
MasterCard, Inc. (Class A Stock), IT Services	5.2
Google, Inc. (Class A Stock), Internet Software & Services	5.0
Amazon.com, Inc., Internet & Catalog Retail	3.5
Precision Castparts Corp., Aerospace & Defense	3.1

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 2/28/13
Internet Software & Services	11.9%
Textiles, Apparel & Luxury Goods	11.2
Biotechnology	8.4
Pharmaceuticals	7.7
IT Services	7.4

Industry weightings reflect only long-term investments and are subject to change.

Prudential Jennison Select Growth Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Select Growth Fund’s Class A shares rose 4.35% in the 12 months ended February 28, 2013. The Fund underperformed the 9.60% return of the Russell 1000 Growth Index (the Index), the 13.45% gain of the style-neutral S&P 500 Index, and the 8.02% advance of the Lipper Equity Large-Cap Growth Funds Average.

Fund positions in consumer discretionary, healthcare, and energy lagged market returns in these sectors. Information technology, materials, financials, and industrials stocks contributed positively to Fund performance.

What was the market environment?

For much of the year, investor sentiment ebbed and flowed with the currents of overall economic events, most notably Europe’s economic malaise and China’s slowdown, which led to moderating global growth. In the second half of the period, investors also focused on the U.S. presidential election and congressional negotiations to avert the so-called “fiscal cliff”—legislatively mandated tax increases and spending cuts set to take effect in 2013. U.S. economic growth proceeded at a subpar pace, and unemployment remained high as the job market expanded at a meager pace. Personal income and spending increased at generally lackluster rates, and business and housing indicators were inconsistent. Volatile raw materials, commodities, food, and energy prices reflected shifts in economic expectations.

Which holdings made the largest positive contributions to the Fund’s return?

Several information technology holdings, including LinkedIn, MasterCard, and Google, posted strong advances.

•

LinkedIn reported strong financial results on broad-based strength across its business. The company is a leading global online professional network that helps members find jobs, connect with other professionals, and locate business opportunities. LinkedIn’s network has altered the talent-recruiting market and provides what Jennison considers unique access to a large scale database of active and passive job candidates.

•	MasterCard rose on strong growth in the Yalue of cardholder transactions and reduced legal risk. Please see “Comments on Largest Holdings” below for more information on MasterCard.

•	Google reported strong revenue and earnings across geographic regions despite a challenging backdrop. Please see “Comments on Largest Holdings” below for more information on Google.

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Amazon.com and Michael Kors were key contributors in consumer discretionary.

•

Amazon.com’s accelerated business investment is positioning the company for robust longer-term growth not only in the core retail business but through the proliferation of digital commerce via the mobile market. Please see “Comments on Largest Holdings” below for more information on Amazon.com.

•

Jennison considers Michael Kors a rapidly growing luxury lifestyle brand with strong revenue, margin, and earnings upside potential. Jennison sees significant store, square-footage, and international growth opportunities, which could result in higher operating margins.

In materials, Monsanto, the world’s largest agricultural seed maker, was a notable contributor in the materials sector. Jennison views it as a high-quality, technology-driven growth company and considers agriculture sector fundamentals strong.

Which holdings detracted most from the Fund’s return?

Apple, Baidu, and VMware were key detractors in information technology.

•

Apple continued to report impressive sales of iPhones, iPads, and Mac computers. The stock’s decline probably reflected disappointment about the company’s comments on how it would guide future earnings, moving from “a conservative point estimate” that management had “reasonable confidence in achieving” to a “range” of what is “likely” to be achieved. Please see “Comments on Largest Holdings” below for more information on Apple.

•

Baidu, the No.1 Internet search engine in China, was hurt by concerns about heightened competition and margins, which are being pressured as the company increases its investment spending and ramps up its mobile efforts. Jennison eliminated the position in Baidu.

•

VMware declined on worries about information technology spending. The company remains a leader in desktop virtualization—the use of virtual machines to let multiple network users maintain individualized desktops on a single, centrally located computer or server.

In energy, independent oil and natural gas exploration and production company Anadarko Petroleum was hurt by uncertainty related to ongoing litigation. Jennison eliminated the position in Anadarko.

Chipotle Mexican Grill and Coach lost ground in consumer discretionary.

•	Reflecting the tenuous nature of consumer confidence, fast casual restaurant company Chipotle declined on signs of a deceleration in sales activity. The

Prudential Jennison Select Growth Fund	7

Strategy and Performance Overview (continued)

company is facing near-term challenges, including tough comparable-store sales comparisons and heightened competition. Jennison eliminated the position in Chipotle.

•

After several years of strong outperformance, luxury bag and accessories retailer Coach saw its growth slow to a pace more in line with the average of its luxury category. Jennison believes Coach’s “global lifestyle strategy,” announced at the end of 2012, could pressure the company’s industry-leading profit margins as it includes lower-margin, higher-risk categories such as shoes, apparel, and outerwear. Jennison eliminated the position in Coach.

Were there significant changes to the portfolio?

The selection of individual securities is the primary driver of the Fund’s sector allocations. Over the 12- month period, the Fund’s weight in consumer discretionary rose, while exposure to energy and financials declined. Relative to the Index, the Fund remained overweight in consumer discretionary, healthcare, and information technology, and underweight in consumer staples, energy, and industrials.

Positions initiated during the period included Facebook, TJX Cos., Biogen Idec, and Gilead Sciences. Positions eliminated included National Oilwell Varco, EMC, and Goldman Sachs.

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Comments on Largest Holdings

5.6%	Apple, Inc., Computers & Peripherals

Apple designs, manufactures, and markets personal computers (Mac mini, iMac, MacBook, Mac Pro, and MacBook Pro), mobile communication devices (iPhone, iPad), and portable digital music and video players (iPod). It sells various related software, services, peripherals, and networking applications as well. Jennison believes that Apple’s innovative product design, software, and operating systems, which allow seamless integration of services and apps across mobile and desktop product lines, will continue to foster consumer loyalty and drive share gains.

5.2%	MasterCard, Inc. (Class A Stock), IT Services

MasterCard is the second-largest payment system in the U.S. The company markets the MasterCard (credit and debit cards) and Maestro (debit cards) brands, provides a transaction authorization network, establishes guidelines for use, and collects fees from members. Retailers and banks pay MasterCard each time consumers use MasterCard-branded payment cards. Jennison expects continued growth in the company’s gross dollar volume (the total value of its cardholders’ transactions), as consumers continue their shift from paper money to electronic credit/debit transactions.

5.0%	Google, Inc. (Class A Stock), Internet Software & Services

Google’s technological lead and dominant position in Internet search is a unique strength that has enabled the company to generate income from search traffic at a meaningfully higher rate than its competitors. Its continued investment in capacity and research and development should lead to new streams of revenue through product innovation, new formats, and new technologies.

3.5%	Amazon.com, Inc., Internet & Catalog Retail

Amazon.com, the world’s largest Internet retailer, is a prime beneficiary of the ongoing, long-term shift toward e-commerce. Jennison expects the company to continue to gain share in both overall retail and e-commerce.

3.1%	Precision Castparts Corp., Aerospace & Defense

Precision Castparts manufactures metal components and products primarily in the United States and the United Kingdom. The company operates in three segments: investment cast products (jet engine parts, fluid management valves, and deep-hole boring tools), forged products, and fastener products. Jennison expects the company to benefit from prospective orders in its key end markets, impending acquisitions, and solid operational execution.

Prudential Jennison Select Growth Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 1, 2012, at the beginning of the period, and held through the six-month period ended February 28, 2013. The example is for illustrative purposes only; you should consult the prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on

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the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Select Growth Fund		Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,046.80	1.24%	$6.29
	Hypothetical	$1,000.00	$1,018.65	1.24%	$6.21

Class B	Actual	$1,000.00	$1,044.40	1.99%	$10.09
	Hypothetical	$1,000.00	$1,014.93	1.99%	$9.94

Class C	Actual	$1,000.00	$1,043.30	1.99%	$10.08
	Hypothetical	$1,000.00	$1,014.93	1.99%	$9.94

Class Q	Actual	$1,000.00	$1,048.30	0.99%	$5.03
	Hypothetical	$1,000.00	$1,019.89	0.99%	$4.96

Class X	Actual	$1,000.00	$1,043.30	1.99%	$10.08
	Hypothetical	$1,000.00	$1,014.93	1.99%	$9.94

Class Z	Actual	$1,000.00	$1,048.30	0.99%	$5.03
	Hypothetical	$1,000.00	$1,019.89	0.99%	$4.96

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended February 28, 2013, and divided by 365 days. Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

Prudential Jennison Select Growth Fund	11

Portfolio of Investments

as of February 28, 2013

Shares	Description	Value (Note 1)
LONG-TERM INVESTMENTS 98.5%
COMMON STOCKS

Aerospace & Defense 5.7%
50,155	Precision Castparts Corp.	$9,358,421
53,208	TransDigm Group, Inc.	7,573,627

		16,932,048

Biotechnology 8.4%
53,683	Alexion Pharmaceuticals, Inc.*	4,656,463
51,470	Biogen Idec, Inc.*	8,561,520
209,899	Gilead Sciences, Inc.*(a)	8,964,786
62,101	Vertex Pharmaceuticals, Inc.*	2,907,569

		25,090,338

Capital Markets 2.1%
279,317	Morgan Stanley	6,298,598

Chemicals 2.9%
85,605	Monsanto Co.	8,648,673

Communications Equipment 1.6%
72,112	QUALCOMM, Inc.	4,732,711

Computers & Peripherals 5.6%
37,672	Apple, Inc.	16,628,421

Energy Equipment & Services 1.5%
59,178	Schlumberger Ltd.	4,607,007

Food & Staples Retailing 4.4%
65,588	Costco Wholesale Corp.	6,643,408
75,574	Whole Foods Market, Inc.	6,470,646

		13,114,054

Hotels, Restaurants & Leisure 3.2%
138,585	Dunkin’ Brands Group, Inc.	5,148,433
80,987	Starbucks Corp.	4,439,707

		9,588,140

Internet & Catalog Retail 5.9%
38,926	Amazon.com, Inc.*	10,286,974
10,504	priceline.com, Inc.*	7,222,340

		17,509,314

See Notes to Financial Statements.

Prudential Jennison Select Growth Fund	13

Portfolio of Investments

as of February 28, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Internet Software & Services 11.9%
297,173	Facebook, Inc. (Class A Stock)*	$8,097,964
18,579	Google, Inc. (Class A Stock)*	14,885,495
53,385	LinkedIn Corp. (Class A Stock)*	8,978,290
64,321	Rackspace Hosting, Inc.*(a)	3,592,971

		35,554,720

IT Services 7.4%
32,781	International Business Machines Corp.	6,583,408
30,112	MasterCard, Inc. (Class A Stock)	15,592,596

		22,176,004

Media 2.5%
139,249	Walt Disney Co. (The)	7,601,603

Personal Products 2.8%
132,666	Estee Lauder Cos., Inc. (The) (Class A Stock)	8,503,891

Pharmaceuticals 7.7%
84,581	Allergan, Inc.	9,170,272
45,776	Novo Nordisk A/S (Denmark), ADR	8,010,800
60,535	Shire PLC (Ireland), ADR	5,669,708

		22,850,780

Road & Rail 2.3%
56,288	Canadian Pacific Railway Ltd.	6,840,118

Semiconductors & Semiconductor Equipment 1.4%
126,806	Avago Technologies Ltd.	4,339,301

Software 5.0%
87,507	Red Hat, Inc.*	4,446,231
35,105	Salesforce.com, Inc.*(a)	5,940,468
61,436	VMware, Inc. (Class A Stock)*	4,412,948

		14,799,647

Specialty Retail 5.0%
262,673	Inditex SA (Spain), ADR	7,052,770
177,012	TJX Cos., Inc.	7,960,230

		15,013,000

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Textiles, Apparel & Luxury Goods 11.2%
58,204	Lululemon Athletica, Inc.*(a)	$3,902,578
135,985	Michael Kors Holdings Ltd.*(a)	8,061,191
150,296	NIKE, Inc. (Class B Stock)	8,185,120
690,069	Prada SpA (Italy)	6,824,526
37,201	Ralph Lauren Corp.	6,453,258

		33,426,673

	Total long-term investments (cost $212,152,503)	294,255,041

SHORT-TERM INVESTMENT 10.0%

Affiliated Money Market Mutual Fund
29,729,499	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $29,729,499; includes $25,000,150 of cash collateral received for securities on loan) (Note 3)(b)(c)	29,729,499

	Total Investments 108.5% (cost $241,882,002; Note 5)	323,984,540
	Liabilities in excess of other assets (8.5%)	(25,449,224)

	Net Assets 100.0%	$298,535,316

The following abbreviation is used in the portfolio descriptions:

ADR—American Depositary Receipt

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $24,497,301; cash collateral of $25,000,150 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(b)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

See Notes to Financial Statements.

Prudential Jennison Select Growth Fund	15

Portfolio of Investments

as of February 28, 2013 continued

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of February 28, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$294,255,041	$—	$—
Affiliated Money Market Mutual Fund	29,729,499	—	—

Total	$323,984,540	$—	$—

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of February 28, 2013 were as follows:

Internet Software & Services	11.9%
Textiles, Apparel & Luxury Goods	11.2
Affiliated Money Market Mutual Fund (including 8.4% of cash collateral received for securities on loan)	10.0
Biotechnology	8.4
Pharmaceuticals	7.7
IT Services	7.4
Internet & Catalog Retail	5.9
Aerospace & Defense	5.7
Computers & Peripherals	5.6
Software	5.0
Specialty Retail	5.0
Food & Staples Retailing	4.4
Hotels, Restaurants & Leisure	3.2%
Chemicals	2.9
Personal Products	2.8
Media	2.5
Road & Rail	2.3
Capital Markets	2.1
Communications Equipment	1.6
Energy Equipment & Services	1.5
Semiconductors & Semiconductor Equipment	1.4

108.5
Liabilities in excess of other assets	(8.5)

100.0%

See Notes to Financial Statements.

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PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • FEBRUARY 28, 2013

Prudential Jennison Select Growth Fund

Statement of Assets and Liabilities

as of February 28, 2013

Assets
Investments at value, including securities on loan of $24,497,301:
Unaffiliated Investments (cost $212,152,503)	$294,255,041
Affiliated Investments (cost $29,729,499)	29,729,499
Receivable for Fund shares sold	191,355
Dividends receivable	128,203
Prepaid expenses	2,353

Total assets	324,306,451

Liabilities
Payable to broker for collateral for securities on loan	25,000,150
Payable for Fund shares reacquired	349,443
Accrued expenses	165,467
Management fee payable	124,125
Distribution fee payable	68,633
Affiliated transfer agent fee payable	35,204
Payable to custodian	25,491
Deferred trustees’ fees	2,622

Total liabilities	25,771,135

Net Assets	$298,535,316

Net assets were comprised of:
Shares of beneficial interest, at par	$29,833
Paid-in capital in excess of par	238,922,460

238,952,293
Accumulated net investment loss	(224,658)
Accumulated net realized loss on investment and foreign currency transactions	(22,294,857)
Net unrealized appreciation on investments	82,102,538

Net assets, February 28, 2013	$298,535,316

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($165,459,178 ÷ 16,426,151 shares of beneficial interest issued and outstanding)	$10.07
Maximum sales charge (5.50% of offering price)	0.59

Maximum offering price to public	$10.66

Class B
Net asset value, offering price and redemption price per share ($8,832,401 ÷ 963,710 shares of beneficial interest issued and outstanding)	$9.16

Class C
Net asset value, offering price and redemption price per share ($37,911,146 ÷ 4,139,031 shares of beneficial interest issued and outstanding)	$9.16

Class Q
Net asset value, offering price and redemption price per share ($257,030 ÷ 24,696 shares of beneficial interest issued and outstanding)	$10.41

Class X
Net asset value, offering price and redemption price per share ($1,052,353 ÷ 114,861 shares of beneficial interest issued and outstanding)	$9.16

Class Z
Net asset value, offering price and redemption price per share ($85,023,208 ÷ 8,164,853 shares of beneficial interest issued and outstanding)	$10.41

See Notes to Financial Statements.

Prudential Jennison Select Growth Fund	19

Statement of Operations

Year Ended February 28, 2013

Net Investment Loss
Income
Unaffiliated dividend income (net of foreign withholding taxes of $19,979)	$2,811,284
Affiliated income from securities loaned, net	274,074
Affiliated dividend income	21,936

Total income	3,107,294

Expenses
Management fee	2,447,026
Distribution fee—Class A	382,975
Distribution fee—Class B	85,904
Distribution fee—Class C	369,561
Distribution fee—Class L	46,860
Distribution fee—Class M	188
Distribution fee—Class X	16,086
Transfer agent’s fees and expenses (including affiliated expense of $221,500) (Note 3)	730,000
Custodian’s fees and expenses	86,000
Registration fees	81,000
Reports to shareholders	60,000
Legal fees and expenses	30,000
Audit fee	22,000
Trustees’ fees	15,000
Insurance	5,000
Miscellaneous	16,570

Total expenses	4,394,170
Less: Expense subsidy (Note 2)	(800,656)

Net expenses	3,593,514

Net investment loss	(486,220)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	8,583,701
Foreign currency transactions	(1,325)

8,582,376
Net change in unrealized appreciation (depreciation) on investments	4,119,187

Net gain on investment and foreign currency transactions	12,701,563

Net Increase In Net Assets Resulting From Operations	$12,215,343

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended
	February 28, 2013	February 29, 2012
Increase (Decrease) In Net Assets
Operations
Net investment loss	$(486,220)	$(1,968,615)
Net realized gain on investment and foreign currency transactions	8,582,376	6,839,007
Net change in unrealized appreciation (depreciation) on investments	4,119,187	15,804,974

Net increase in net assets resulting from operations	12,215,343	20,675,366

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	103,988,213	100,614,226
Cost of shares reacquired	(64,627,356)	(71,751,819)

Net increase in net assets from Fund share transactions	39,360,857	28,862,407

Total increase	51,576,200	49,537,773

Net Assets:
Beginning of year	246,959,116	197,421,343

End of year	$298,535,316	$246,959,116

See Notes to Financial Statements.

Prudential Jennison Select Growth Fund	21

Notes to Financial Statements

Prudential Investment Portfolios 3 (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of four funds: Prudential Jennison Select Growth Fund (the “Fund”), Prudential Strategic Value Fund, Prudential Jennison Market Neutral Fund and Prudential Real Assets Fund. These financial statements relate to Prudential Jennison Select Growth Fund, a non-diversified Fund. The financial statements of the Prudential Strategic Value Fund, Prudential Jennison Market Neutral Fund and Prudential Real Assets Fund are not presented herein.

The investment objective of the Fund is long-term growth of capital.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.

Securities Valuation: The Fund holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has delegated fair valuation responsibilities to Prudential Investments LLC (“PI” or “Manager”) through the adoption of Valuation Procedures for valuation of the Fund’s securities. Under the current Valuation Procedures, a Valuation Committee is established and responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures allow the Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair value of the securities. A record of the Valuation Committee’s actions is subject to review, approval and ratification by the Board at its next regularly scheduled quarterly meeting.

Various inputs are used in determining the value of the Fund’s investments, which are summarized in the three broad level hierarchies based on any observable inputs used as described in the table following the Portfolio of Investments. The valuation

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methodologies and significant inputs used in determining the fair value of securities and other assets classified as Level 1, Level 2 and Level 3 of the hierarchy are as follows:

Common stocks, exchange-traded funds and financial derivative instruments (including futures contracts and certain options and swap contracts on securities), that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 of the fair value hierarchy.

In the event there is no sale or official closing price on such day, these securities are valued at the mean between the last reported bid and asked prices, or at the last bid price in absence of an asked price. These securities are classified as Level 2 of the fair value hierarchy as these inputs are considered as significant other observable inputs to the valuation.

For common stocks traded on foreign securities exchanges, certain valuation adjustments will be applied when events occur after the close of the security’s foreign market and before the Fund’s normal pricing time. These securities are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 of the fair value hierarchy as the adjustment factors are considered as significant other observable inputs to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 as they have the ability to be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market, such as corporate bonds, municipal bonds, U.S. Government agencies issues and guaranteed obligations, U.S. Treasury obligations and sovereign issues are usually valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices usually after evaluating observable inputs including yield curves, credit rating, yield spreads, default rates, cash flows as well as broker/dealer quotations and reported trades. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Prudential Jennison Select Growth Fund	23

Notes to Financial Statements

continued

Asset-backed and mortgage-related securities are usually valued by approved independent pricing vendors. The pricing vendors provide the prices using their internal pricing models with inputs from deal terms, tranche level attributes, yield curves, prepayment speeds, default rates and broker/dealer quotes. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Short-term debt securities of sufficient credit quality, which mature in sixty days or less, are valued using amortized cost method, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as option contracts, foreign currency contracts and swaps agreements, are usually valued using pricing vendor services, which derive the valuation based on underlying asset prices, indices, spreads, interest rates, exchange rates and other inputs. These instruments are categorized as Level 2 of the fair value hierarchy.

Securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Valuation Committee. In the event there are unobservable inputs used when determining such valuations, the securities will be classified as Level 3 of the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

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Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability, or the level of governmental supervision and regulation of foreign securities markets.

REITs: The Fund invests in real estate investment trusts (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual sources of distributions is disclosed by the REITs.

Prudential Jennison Select Growth Fund	25

Notes to Financial Statements

continued

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investments and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management, that may differ from actual.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

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Taxes: For federal income tax purposes, each Fund in the Trust is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those amounts.

Note 2. Agreements

The Trust has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of .90% of the Fund’s average daily net assets up to and including $1 billion and .85% of such average daily net assets in excess of $1 billion. The effective management fee rate was .90% for the year ended February 28, 2013.

Effective January 27, 2012, PI contractually agreed to limit net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees), extraordinary and certain other expenses such as taxes, interest and brokerage commissions) of each class of shares to .99% of the Fund’s average daily net assets until June 30, 2014. This waiver may not be terminated prior to June 30, 2014. The decision on whether to renew, modify or terminate the waiver is subject to review by the manager and the Fund’s Board of Trustees.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class Q and Class Z shares of the Fund. The Fund also has a distribution agreement

Prudential Jennison Select Growth Fund	27

Notes to Financial Statements

continued

with Prudential Annuities Distributors, Inc. (“PAD”), along with PIMS, serves as co-distributor of the Class L, Class M and Class X shares. The Fund compensates PIMS and PAD, as applicable, for distributing and servicing the Fund’s Class A, Class B, Class C, Class L, Class M and Class X shares, pursuant to plans of distribution (the “Class A, B, C, L, M and X Plans”), regardless of expenses actually incurred by PIMS or PAD. The distribution fees are accrued daily and paid monthly.

Pursuant to the Class A, B, C, L, M and X Plans, the Fund compensates PIMS and PAD, as applicable, for distribution related activities at an annual rate of up to .30%, 1%, 1%, .50%, 1% and 1% of the average daily net assets of the Class A, B, C, L, M and X shares, respectively. PIMS has contractually agreed to limit such expenses to .25% of the average daily net assets of the Class A shares for the year ended February 28, 2013.

PIMS has advised the Fund that it has received $164,229 in front-end sales charges resulting from sales of Class A shares, during the year ended February 28, 2013. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended February 28, 2013, it received $134, $10,296, $3,763 and $5 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B, Class C and Class X shareholders, respectively.

PI, PIMS, PAD and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s securities lending agent. For the year ended February 28, 2013, PIM has been compensated approximately $81,900 for these services.

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The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended February 28, 2013, were $196,203,396 and $158,702,395, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present accumulated net investment loss, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to accumulated net investment loss, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended February 28, 2013, the adjustments were to decrease accumulated net investment loss by $525,346, decrease accumulated net realized loss on investment and foreign currency transactions by $1,325 and decrease paid-in capital in excess of par by $526,671 due to net investment loss and differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies. Net investment loss, net realized gain on investment transactions and net assets were not affected by these changes.

There were no distributions paid during the fiscal years ended February 28, 2013 and February 29, 2012.

As of February 28, 2013, the Fund had no undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of February 28, 2013 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$245,035,247	$80,375,533	$(1,426,240)	$78,949,293

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

Prudential Jennison Select Growth Fund	29

Notes to Financial Statements

continued

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Fund is permitted to carryforward capital losses incurred in the fiscal years ended February 29, 2012 and February 28, 2013 (“post-enactment losses”) for an unlimited period. Post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before February 29, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. The Fund utilized approximately $9,273,000 of its pre-enactment losses to offset net taxable gains realized in the fiscal year ended February 28, 2013. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. As of February 28, 2013, the pre and post-enactment losses were approximately:

Post-Enactment Losses:	$0

Pre-Enactment Losses:
Expiring 2017	$17,402,000

The Fund elected to treat post-October capital losses of approximately $1,740,000 and certain late-year ordinary income losses of approximately $222,000 as having been incurred in the following fiscal year (February 28, 2014).

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class Q, Class X and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. All investors who purchase Class A shares in the amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. The CDSC is waived for purchase by certain retirement or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically

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convert to Class A shares on a quarterly basis approximately seven years after purchase. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months after purchase. Class X shares are sold with a contingent deferred sales charge which declines from 6% to zero depending on the period of time the shares are held. Class X shares will automatically convert to Class A shares approximately ten years after purchase. Class X shares are not offered to new purchasers and are only available through exchange from the same class of shares offered by certain Prudential Funds. The last conversion of Class M and Class L shares to Class A shares was completed as of April 13, 2012 and August 24, 2012, respectively. There are no Class M and Class L shares outstanding and Class M and Class L shares are no longer being offered for sale. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Q and Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended February 28, 2013:
Shares sold	3,411,140	$32,662,808
Shares reacquired	(3,813,705)	(36,851,380)

Net increase (decrease) in shares outstanding before conversion	(402,565)	(4,188,572)
Shares issued upon conversion from Class B, Class L, Class M, Class X and Class Z	2,304,650	22,195,655
Shares reacquired upon conversion into Class Z	(11,854)	(117,277)

Net increase (decrease) in shares outstanding	1,890,231	$17,889,806

Year ended February 29, 2012:
Shares sold	6,489,233	$57,482,913
Shares reacquired	(6,425,412)	(55,212,409)

Net increase (decrease) in shares outstanding before conversion	63,821	2,270,504
Shares issued upon conversion from Class B, Class M, Class X and Class Z	577,358	5,033,109
Shares reacquired upon conversion into Class Z	(32,935)	(290,412)

Net increase (decrease) in shares outstanding	608,244	$7,013,201

Prudential Jennison Select Growth Fund	31

Notes to Financial Statements

continued

Class B	Shares	Amount
Year ended February 28, 2013:
Shares sold	273,867	$2,419,240
Shares reacquired	(102,626)	(898,500)

Net increase (decrease) in shares outstanding before conversion	171,241	1,520,740
Shares reacquired upon conversion into Class A	(195,842)	(1,726,423)

Net increase (decrease) in shares outstanding	(24,601)	$(205,683)

Year ended February 29, 2012:
Shares sold	227,343	$1,854,152
Shares reacquired	(139,481)	(1,124,648)

Net increase (decrease) in shares outstanding before conversion	87,862	729,504
Shares reacquired upon conversion into Class A	(152,063)	(1,192,028)

Net increase (decrease) in shares outstanding	(64,201)	$(462,524)

Class C
Year ended February 28, 2013:
Shares sold	782,603	$6,944,606
Shares reacquired	(735,067)	(6,488,491)

Net increase (decrease) in shares outstanding before conversion	47,536	456,115
Shares reacquired upon conversion into Class Z	(19,315)	(165,011)

Net increase (decrease) in shares outstanding	28,221	$291,104

Year ended February 29, 2012:
Shares sold	617,024	$4,990,963
Shares reacquired	(783,527)	(6,315,254)

Net increase (decrease) in shares outstanding	(166,503)	$(1,324,291)

Class L
Period ended August 24, 2012*:
Shares sold	1,041	$10,335
Shares reacquired	(108,744)	(1,024,115)

Net increase (decrease) in shares outstanding before conversion	(107,703)	(1,013,780)
Shares reacquired upon conversion into Class A	(1,987,373)	(18,889,389)

Net increase (decrease) in shares outstanding	(2,095,076)	$(19,903,169)

Year ended February 29, 2012:
Shares sold	7,858	$68,502
Shares reacquired	(321,163)	(2,788,545)

Net increase (decrease) in shares outstanding before conversion	(313,305)	(2,720,043)
Shares reacquired upon conversion into Class Z	(161)	(1,407)

Net increase (decrease) in shares outstanding	(313,466)	$(2,721,450)

32	Visit our website at www.prudentialfunds.com

Class M	Shares	Amount
Period ended April 13, 2012**:
Shares reacquired	(472)	$(4,285)

Net increase (decrease) in shares outstanding before conversion	(472)	(4,285)
Shares reacquired upon conversion into Class A	(39,600)	(357,259)

Net increase (decrease) in shares outstanding	(40,072)	$(361,544)

Year ended February 29, 2012:
Shares sold	384	$3,060
Shares reacquired	(43,536)	(348,981)

Net increase (decrease) in shares outstanding before conversion	(43,152)	(345,921)
Shares reacquired upon conversion into Class A	(332,321)	(2,685,845)

Net increase (decrease) in shares outstanding	(375,473)	$(3,031,766)

Class Q
Period ended February 28, 2013***:
Shares sold	26,294	$252,985
Shares reacquired	(1,598)	(15,090)

Net increase (decrease) in shares outstanding	24,696	$237,895

Class X
Year ended February 28, 2013:
Shares sold	216	$1,862
Shares reacquired	(25,064)	(220,650)

Net increase (decrease) in shares outstanding before conversion	(24,848)	(218,788)
Shares reacquired upon conversion into Class A	(125,274)	(1,112,035)

Net increase (decrease) in shares outstanding	(150,122)	$(1,330,823)

Year ended February 29, 2012:
Shares sold	1,158	$9,549
Shares reacquired	(49,301)	(400,453)

Net increase (decrease) in shares outstanding before conversion	(48,143)	(390,904)
Shares reacquired upon conversion into Class A	(142,175)	(1,149,838)

Net increase (decrease) in shares outstanding	(190,318)	$(1,540,742)

Prudential Jennison Select Growth Fund	33

Notes to Financial Statements

continued

Class Z	Shares	Amount
Year ended February 28, 2013:
Shares sold	6,178,409	$61,696,377
Shares reacquired	(1,933,281)	(19,124,845)

Net increase (decrease) in shares outstanding before conversion	4,245,128	42,571,532
Shares issued upon conversion from Class A and Class C	28,541	282,288
Shares reacquired upon conversion into Class A	(10,985)	(110,549)

Net increase (decrease) in shares outstanding	4,262,684	$42,743,271

Year ended February 29, 2012:
Shares sold	4,019,651	$36,205,087
Shares reacquired	(601,353)	(5,561,529)

Net increase (decrease) in shares outstanding before conversion	3,418,298	30,643,558
Shares issued upon conversion from Class A and Class L	32,137	291,819
Shares reacquired upon conversion into Class A	(642)	(5,398)

Net increase (decrease) in shares outstanding	3,449,793	$30,929,979

*	As of August 24, 2012, the last conversion of Class L shares to Class A shares was completed. There are no Class L shares outstanding and Class L shares are no longer being offered for sale.
**	As of April 13, 2012, the last conversion of Class M shares to Class A shares was completed. There are no Class M shares outstanding and Class M shares are no longer being offered for sale.
***	Commencement of offering was May 3, 2012.

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 15, 2012 through November 14, 2013. The Funds pay an annualized commitment fee of 0.08% of the unused portion of the SCA. Prior to November 15, 2012, the Funds had another SCA with substantially similar terms. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund did not utilize the SCA during the year ended February 28, 2013.

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Note 8. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not been determined.

Prudential Jennison Select Growth Fund	35

Financial Highlights

Class A Shares
	Year Ended February 28/29,
	2013		2012		2011		2010		2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$9.65		$8.77		$7.32		$4.94		$7.21
Income (loss) from investment operations:
Net investment loss	(.01)		(.07)		(.06)		(.02)		(.05)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.43		.95		1.50		2.40		(2.22)
Total from investment operations	.42		.88		1.44		2.38		(2.27)
Capital Contributions(f):	-		-		.01		-		-
Net asset value, end of year	$10.07		$9.65		$8.77		$7.32		$4.94
Total Return(b):	4.35%		10.03%		19.81%		48.18%		(31.48)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$165,459		$140,310		$122,174		$104,234		$67,381
Average net assets (000)	$153,197		$123,580		$110,150		$90,593		$85,895
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees(d)	1.24%	(e)	1.56%	(e)	1.64%	(e)	1.75%	(e)	1.71%	(e)
Expenses, excluding distribution and service (12b-1) fees	.99%	(e)	1.31%	(e)	1.39%	(e)	1.50%	(e)	1.46%	(e)
Net investment loss	(.09)%	(e)	(.81)%	(e)	(.82)%	(e)	(.27)%	(e)	(.75)%	(e)
Portfolio turnover rate	61%		59%		75%		85%		132%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to.25% of the average daily net assets of the Class A shares.

(e) Net of expense waiver/subsidy. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment loss ratios would have been 1.53%, 1.28% and (.38)%, respectively, for the year ended February 28, 2013, 1.62%, 1.37% and (.87)%, respectively, for the year ended February 29, 2012, 1.71%, 1.46% and (.89)%, respectively, for the year ended February 28, 2011, 1.82%, 1.57% and (.34)%, respectively, for the year ended February 28, 2010 and 1.78%, 1.53% and (.82)%, respectively, for the year ended February 28, 2009.

(f) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended February 28, 2011. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

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Class B Shares
	Year Ended February 28/29,
	2013		2012		2011		2010		2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$8.85		$8.10		$6.81		$4.63		$6.81
Income (loss) from investment operations:
Net investment loss	(.08)		(.13)		(.11)		(.06)		(.09)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.39		.88		1.39		2.24		(2.09)
Total from investment operations	.31		.75		1.28		2.18		(2.18)
Capital Contributions(e):	-		-		.01		-		-
Net asset value, end of year	$9.16		$8.85		$8.10		$6.81		$4.63
Total Return(b):	3.50%		9.26%		18.94%		47.08%		(32.01)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$8,832		$8,745		$8,527		$7,875		$5,898
Average net assets (000)	$8,591		$7,884		$7,835		$7,148		$8,780
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.99%	(d)	2.31%	(d)	2.39%	(d)	2.50%	(d)	2.46%	(d)
Expenses, excluding distribution and service (12b-1) fees	.99%	(d)	1.31%	(d)	1.39%	(d)	1.50%	(d)	1.46%	(d)
Net investment loss	(.86)%	(d)	(1.56)%	(d)	(1.57)%	(d)	(1.03)%	(d)	(1.40)%	(d)
Portfolio turnover rate	61%		59%		75%		85%		132%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Net of expense waiver/subsidy. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment loss ratios would have been 2.28%, 1.28% and (1.15)%, respectively, for the year ended February 28, 2013, 2.37%, 1.37% and (1.62)%, respectively, for the year ended February 29, 2012, 2.46%, 1.46% and (1.64)%, respectively, for the year ended February 28, 2011, 2.57%, 1.57% and (1.10)%, respectively, for the year ended February 28, 2010 and 2.53%, 1.53% and (1.47)%, respectively, for the year ended February 28, 2009.

(e) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended February 28, 2011. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Jennison Select Growth Fund	37

Financial Highlights

continued

Class C Shares
	Year Ended February 28/29,
	2013		2012		2011		2010		2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$8.84		$8.10		$6.81		$4.63		$6.80
Income (loss) from investment operations:
Net investment loss	(.08)		(.13)		(.11)		(.06)		(.09)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.40		.87		1.39		2.24		(2.08)
Total from investment operations	.32		.74		1.28		2.18		(2.17)
Capital Contributions(e):	-		-		.01		-		-
Net asset value, end of year	$9.16		$8.84		$8.10		$6.81		$4.63
Total Return(b):	3.62%		9.14%		18.94%		47.08%		(31.91)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$37,911		$36,354		$34,631		$33,358		$23,861
Average net assets (000)	$36,957		$32,731		$32,771		$30,887		$32,885
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.99%	(d)	2.31%	(d)	2.39%	(d)	2.50%	(d)	2.46%	(d)
Expenses, excluding distribution and service (12b-1) fees	.99%	(d)	1.31%	(d)	1.39%	(d)	1.50%	(d)	1.46%	(d)
Net investment loss	(.86)%	(d)	(1.56)%	(d)	(1.57)%	(d)	(1.04)%	(d)	(1.45)%	(d)
Portfolio turnover rate	61%		59%		75%		85%		132%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles.

(c)	Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Net of expense waiver/subsidy. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment loss ratios would have been 2.28%, 1.28% and (1.15)%, respectively, for the year ended February 28, 2013, 2.37%, 1.37% and (1.62)%, respectively, for the year ended February 29, 2012, 2.46%, 1.46% and (1.64)%, respectively, for the year ended February 28, 2011, 2.57%, 1.57% and (1.11)%, respectively, for the year ended February 28, 2010 and 2.53%, 1.53% and (1.52)%, respectively, for the year ended February 28, 2009.

(e) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended February 28, 2011. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

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Class L Shares
	Period Ended August 24, 2012(h)		Year Ended February 28/29,								October 29, 2007(a) through February 29, 2008
			2012		2011		2010		2009
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$9.55		$8.70		$7.28		$4.92		$7.20		$8.26
Income (loss) from investment operations:
Net investment loss	(.03)		(.09)		(.08)		(.04)		(.05)		(.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.02)		.94		1.49		2.40		(2.23)		(1.04)
Total from investment operations	(.05)		.85		1.41		2.36		(2.28)		(1.06)
Capital Contributions(i):	-		-		.01		-		-		-
Net asset value, end of period	$9.50		$9.55		$8.70		$7.28		$4.92		$7.20
Total Return(c):	(.52)%		9.77%		19.51%		47.97%		(31.67)%		(12.83)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$18,898		$20,008		$20,953		$20,573		$16,347		$29,541
Average net assets (000)	$19,327		$19,457		$20,056		$19,649		$24,123		$33,160
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.49%	(e)(f)	1.81%	(e)	1.89%	(e)	2.00%	(e)	1.96%	(e)	1.96%	(e)(f)
Expenses, excluding distribution and service (12b-1) fees	.99%	(e)(f)	1.31%	(e)	1.39%	(e)	1.50%	(e)	1.46%	(e)	1.46%	(e)(f)
Net investment loss	(.69)%	(e)(f)	(1.06)%	(e)	(1.07)%	(e)	(.55)%	(e)	(.82)%	(e)	(.59)%	(e)(f)
Portfolio turnover rate	61%	(g)(j)	59%		75%		85%		132%		187%	(g)

(a) Commencement of offering.

(b) Calculated based on average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Net of expense waiver/subsidy. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment loss ratios would have been 1.78%, 1.28% and (.98)%, respectively, for the period ended August 24, 2012, 1.87%, 1.37% and (1.12)%, respectively, for the year ended February 29, 2012, 1.96%, 1.46% and (1.14)%, respectively, for the year ended February 28, 2011, 2.07%, 1.57% and (.62)%, respectively, for the year ended February 28, 2010, 2.03%, 1.53% and (.89)%, respectively, for the year ended February 28, 2009 and 1.99%, 1.49% and (.62)%, respectively, for the period ended February 29, 2008.

(f) Annualized.

(g) Not annualized.

(h) As of August 24, 2012, the last conversion of Class L shares to Class A shares was completed. There are no Class L shares outstanding and Class L shares are no longer being offered for sale.

(i) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended February 28, 2011. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

(j) Calculated as of February 28, 2013.

See Notes to Financial Statements.

Prudential Jennison Select Growth Fund	39

Financial Highlights

continued

Class M Shares
	Period Ended April 13, 2012(h)		Year Ended February 28/29,								October 29, 2007(a) through February 29, 2008
			2012		2011		2010		2009
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$8.85		$8.10		$6.81		$4.63		$6.81		$7.82
Income (loss) from investment operations:
Net investment loss	(.01)		(.13)		(.11)		(.07)		(.07)		(.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.33		.88		1.39		2.25		(2.11)		(.98)
Total from investment operations	.32		.75		1.28		2.18		(2.18)		(1.01)
Capital Contributions(i):	-		-		.01		-		-		-
Net asset value, end of period	$9.17		$8.85		$8.10		$6.81		$4.63		$6.81
Total Return(c):	3.62%		9.26%		18.94%		47.08%		(32.01)%		(12.92)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$80		$355		$3,367		$7,150		$10,617		$44,006
Average net assets (000)	$153		$1,626		$4,957		$9,025		$23,996		$58,596
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.99%	(e)(f)	2.35%	(e)	2.39%	(e)	2.50%	(e)	2.46%	(e)	2.46%	(e)(f)
Expenses, excluding distribution and service (12b-1) fees	.99%	(e)(f)	1.35%	(e)	1.39%	(e)	1.50%	(e)	1.46%	(e)	1.46%	(e)(f)
Net investment loss	(.96)%	(e)(f)	(1.60)%	(e)	(1.59)%	(e)	(1.13)%	(e)	(1.10)%	(e)	(1.08)%	(e)(f)
Portfolio turnover rate	61%	(g)(j)	59%		75%		85%		132%		187%	(g)

(a) Commencement of offering.

(b) Calculated based on average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Net of expense waiver/subsidy. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment loss ratios would have been 2.22%, 1.22%, and (1.19)%, respectively, for the period ended April 13, 2012, 2.41%, 1.41% and (1.66)%, respectively, for the year ended February 29, 2012, 2.46%, 1.46% and (1.66)%, respectively, for the year ended February 28, 2011, 2.57%, 1.57% and (1.20)%, respectively, for the year ended February 28, 2010, 2.53%, 1.53% and (1.17)%, respectively, for the year ended February 28, 2009 and 2.49%, 1.49% and (1.11)%, respectively, for the period ended February 29, 2008.

(f) Annualized.

(g) Not annualized.

(h) As of April 13, 2012, the last conversion of Class M shares to Class A shares was completed. There are no Class M shares outstanding and Class M shares are no longer being offered for sale.

(i) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended February 28, 2011. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

(j) Calculated as of February 28, 2013.

See Notes to Financial Statements.

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Class Q Shares
	May 3, 2012(a) through February 28, 2013
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$10.29
Income from investment operations:
Net investment income	.03
Net realized and unrealized gain on investment and foreign currency transactions	.09
Total from investment operations	.12
Net asset value, end of period	$10.41
Total Return(c):	1.17%

Ratios/Supplemental Data:
Net assets, end of period (000)	$257
Average net assets (000)	$159
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	.99%	(e)(f)
Expenses, excluding distribution and service (12b-1) fees	.99%	(e)(f)
Net investment income	.36%	(e)(f)
Portfolio turnover rate	61%	(g)

(a) Commencement of offering.

(b) Calculated based on average shares outstanding during the period.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Net of expense waiver/subsidy. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratio would have been 1.02%, 1.02% and .34%, respectively, for the period ended February 28, 2013.

(f) Annualized.

(g) Not annualized.

See Notes to Financial Statements.

Prudential Jennison Select Growth Fund	41

Financial Highlights

continued

Class X Shares
	Year Ended February 28/29,
	2013		2012		2011		2010		2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$8.85		$8.10		$6.81		$4.63		$6.81
Income (loss) from investment operations:
Net investment loss	(.08)		(.13)		(.11)		(.07)		(.08)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.39		.88		1.39		2.25		(2.10)
Total from investment operations	.31		.75		1.28		2.18		(2.18)
Capital Contributions(e):	-		-		.01		-		-
Net asset value, end of year	$9.16		$8.85		$8.10		$6.81		$4.63
Total Return(b):	3.50%		9.26%		18.94%		47.08%		(32.01)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,052		$2,344		$3,688		$5,802		$7,451
Average net assets (000)	$1,609		$2,831		$4,302		$7,081		$12,140
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.99%	(d)	2.31%	(d)	2.39%	(d)	2.50%	(d)	2.46%	(d)
Expenses, excluding distribution and service (12b-1) fees	.99%	(d)	1.31%	(d)	1.39%	(d)	1.50%	(d)	1.46%	(d)
Net investment loss	(.91)%	(d)	(1.57)%	(d)	(1.58)%	(d)	(1.12)%	(d)	(1.29)%	(d)
Portfolio turnover rate	61%		59%		75%		85%		132%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Net of expense waiver/subsidy. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment loss ratios would have been 2.28%, 1.28% and (1.20)%, respectively, for the year ended February 28, 2013, 2.37%, 1.37% and (1.63)%, respectively, for the year ended February 29, 2012, 2.46%, 1.46% and (1.65)%, respectively, for the year ended February 28, 2011, 2.57%, 1.57% and (1.19)%, respectively, for the year ended February 28, 2010 and 2.53%, 1.53% and (1.36)%, respectively, for the year ended February 28, 2009.

(e) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended February 28, 2011. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

42	Visit our website at www.prudentialfunds.com

Class Z Shares
	Year Ended February 28/29,
	2013		2012		2011		2010		2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$9.95		$9.02		$7.51		$5.05		$7.35
Income (loss) from investment operations:
Net investment income (loss)	.02		(.04)		(.05)		.01		(.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.44		.97		1.55		2.45		(2.27)
Total from investment operations	.46		.93		1.50		2.46		(2.30)
Capital Contributions(e):	-		-		.01		-		-
Net asset value, end of year	$10.41		$9.95		$9.02		$7.51		$5.05
Total Return(b):	4.62%		10.31%		20.11%		48.71%		(31.29)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$85,023		$38,843		$4,081		$3,440		$699
Average net assets (000)	$61,869		$11,859		$3,396		$2,692		$1,024
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	.99%	(d)	1.23%	(d)	1.39%	(d)	1.50%	(d)	1.46%	(d)
Expenses, excluding distribution and service (12b-1) fees	.99%	(d)	1.23%	(d)	1.39%	(d)	1.50%	(d)	1.46%	(d)
Net investment income (loss)	.19%	(d)	(.46)%	(d)	(.58)%	(d)	.11%	(d)	(.42)%	(d)
Portfolio turnover rate	61%		59%		75%		85%		132%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Net of expense waiver/subsidy. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income (loss) ratios would have been 1.28%, 1.28% and (.10)%, respectively, for the year ended February 28, 2013, 1.29%, 1.29% and (.52)%, respectively, for the year ended February 29, 2012, 1.46%, 1.46% and (.65)%, respectively, for the year ended February 28, 2011, 1.57%, 1.57% and .04%, respectively, for the year ended February 28, 2010 and 1.53%, 1.53% and (.49)%, respectively, for the year ended February 28, 2009.

(e) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended February 28, 2011. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Jennison Select Growth Fund	43

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 3:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Select Growth Fund (hereafter referred to as the “Fund”), a series of Prudential Investment Portfolios 3, including the portfolio of investments, as of February 28, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2013, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of February 28, 2013, and the results of its operations, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 24, 2013

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INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Funds is set forth below. Board Members who are not deemed to be “interested persons” of the Funds, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Funds are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Funds.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (60) Board Member Portfolios Overseen: 63	Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (60) Board Member Portfolios Overseen: 63	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).
Michael S. Hyland, CFA (67) Board Member Portfolios Overseen: 63	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (73) Board Member Portfolios Overseen: 63	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

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Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (70) Board Member Portfolios Overseen: 63	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (69) Board Member & Independent Chair Portfolios Overseen: 63	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Robin B. Smith (73) Board Member Portfolios Overseen: 63	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (69) Board Member Portfolios Overseen: 63	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (50) Board Member & President Portfolios Overseen: 61	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).	None.

Prudential Jennison Select Growth Fund

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Scott E. Benjamin (39) Board Member & Vice President Portfolios Overseen: 63	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

(1)	The year that each Board Member joined the Fund’s Board is as follows:

Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2000; Stephen P. Munn, 2008; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 2000; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Raymond A. O’Hara (57) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of PMFS (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Deborah A. Docs (55) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

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Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Jonathan D. Shain (54) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (38) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
Andrew R. French (50) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of PMFS.
Amanda S. Ryan (35) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray (2008-2012).
Timothy J. Knierim (54) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2002-2007) and formerly Chief Ethics Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2006-2007).
Valerie M. Simpson (54) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of Prudential Investments LLC and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (50) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

Prudential Jennison Select Growth Fund

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Grace C. Torres (53) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (49) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (54) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
(1)	The year that each individual became a Fund officer is as follows:

Raymond A. O’Hara, 2012; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; Andrew R. French, 2006; Amanda S. Ryan, 2012; Timothy J. Knierim; 2007; Valerie M. Simpson, 2007; Richard W. Kinville, 2011; Grace C. Torres, 2000; M. Sadiq Peshimam, 2006; Peter Parrella, 2007; Theresa C. Thompson, 2008.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Jennison Select Growth Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON SELECT GROWTH FUND

SHARE CLASS	A	B	C	Q	X	Z
NASDAQ	SPFAX	SPFBX	SPFCX	PSGQX	JSGGX	SPFZX
CUSIP	74440K504	74440K603	74440K702	7444OK751	74440K876	74440K868

MF500E    0242424-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL REAL ASSETS FUND

ANNUAL REPORT • FEBRUARY 28, 2013

Fund Type

Real Assets

Objective

Long-term real return

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide.

April 15, 2013

Dear Shareholder:

We hope you find the annual report for the Prudential Real Assets Fund informative and useful. The report covers performance for the 12-month period that ended February 28, 2013.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Real Assets Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Real Assets Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.83%; Class B, 2.53%; Class C, 2.53%; Class Z, 1.53%. Net operating expenses: Class A, 1.65%; Class B, 2.40%; Class C, 2.40%; Class Z, 1.40%, after contractual reduction through 6/30/2014. These figures include a weighted average of the net operating expenses of the underlying funds in which the Fund invests. Such expenses, annualized, amounted to 0.37% for each share class.

Cumulative Total Returns (Without Sales Charges) as of 2/28/13
	One Year	Since Inception
Class A	2.99%	7.42% (12/30/10)
Class B	2.16	5.76 (12/30/10)
Class C	2.17	5.66 (12/30/10)
Class Z	3.22	8.04 (12/30/10)
Customized Blend Index	4.99	8.93
Barclays U.S. TIPS Index	4.25	20.70
Lipper Flexible Portfolio Funds Average	4.25	10.53

Average Annual Total Returns (With Sales Charges) as of 3/31/13
	One Year	Since Inception
Class A	0.26%	1.43% (12/30/10)
Class B	0.35	2.00 (12/30/10)
Class C	4.25	3.25 (12/30/10)
Class Z	6.43	4.32 (12/30/10)
Customized Blend Index	7.77	4.35
Barclays U.S. TIPS Index	5.68	8.86
Lipper Flexible Portfolio Funds Average	5.49	4.96

Average Annual Total Returns (With Sales Charges) as of 2/28/13
	One Year	Since Inception
Class A	–2.68%	0.69% (12/30/10)
Class B	–2.84	1.26 (12/30/10)
Class C	1.17	2.57 (12/30/10)
Class Z	3.22	3.63 (12/30/10)

2	Visit our website at www.prudentialfunds.com

Average Annual Total Returns (Without Sales Charges) as of 2/28/13
	One Year	Since Inception
Class A	2.99%	3.36% (12/30/10)
Class B	2.16	2.61 (12/30/10)
Class C	2.17	2.57 (12/30/10)
Class Z	3.22	3.63 (12/30/10)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Real Assets Fund (Class A shares) with a similar investment in the Customized Blend Index and Barclays U.S. TIPS Index, by portraying the initial account values at the commencement of operations for Class A shares (December 30, 2010) and the account values at the end of the current fiscal year (February 28, 2013) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Prudential Real Assets Fund	3

Your Fund’s Performance (continued)

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years.

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 5.50% and a 12b-1 fee of 0.30% annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. The CDSC is waived for purchases by certain retirement and/or benefit plans. Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% for the first six years, respectively, after the purchase and a 12b-1 fee of 1.00%. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a 12b-1 fee of 1% and a CDSC of 1% for shares sold within 12 months from the date of purchase. Class Z shares are not subject to a 12b-1 fee or a CDSC. The returns in the tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Without a waiver of fees and/or expense reimbursement, the Fund’s returns would have been lower.

Benchmark Definitions

Customized Blend Index

The Customized Blend Index (Customized Blend) is a benchmark for the Prudential Real Assets Fund. It is a model portfolio consisting of the Dow Jones-UBS Commodity Index (33.3%), Morgan Stanley Capital International (MSCI) World Real Estate Net Dividend (ND) Index (33.3%) and Barclays U.S. TIPS Index (33.3%). Each component of the Customized Blend is an unmanaged index generally considered as representing the performance of the Fund’s asset classes. The Customized Blend is intended to provide a theoretical comparison of the Fund’s performance, based on the amounts allocated to each asset class rather than on amounts allocated to various Fund segments. The Customized Blend does not reflect deductions for any sales charges or operating expenses of a mutual fund or taxes. The Dow Jones-UBS Commodity Index is a diversified benchmark for the commodity futures market. It is composed of futures contracts on 19 physical commodities traded on U.S. exchanges, with the exception of aluminum, nickel, and zinc, which trade on the London Metal Exchange (LME). The MSCI World Real Estate Index is a sub-index of the MSCI World Index and represents only securities in the GICS Real Estate Industry Group.

Barclays U.S. TIPS Index

The Barclays U.S. Treasury Inflation-Protected Securities Index (TIPS Index) is an unmanaged index that consists of inflation-protected securities issued by the U.S. Treasury.

Lipper Flexible Portfolio Funds Average

Funds in the Lipper Flexible Portfolio Funds Average (Lipper Average) allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments, with a focus on total return.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Indexes and Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

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Five Largest Holdings expressed as a percentage of net assets as of 2/28/13
Prudential Jennison Utility Fund (Class Z), Affiliated Mutual Funds	14.5%
Prudential US Real Estate Fund (Class Z), Affiliated Mutual Funds	10.4
Prudential International Real Estate Fund (Class Z), Affiliated Mutual Funds	9.8
U.S. Treasury Inflationary Indexed Bonds, TIPS, 0.125%, 04/15/16 - 01/15/23, U.S. Treasury Obligations	8.0
Prudential Jennison Natural Resources Fund, Inc. (Class Q), Affiliated Mutual Funds	4.7

Holdings reflect only long-term investments and are subject to change.

Allocations expressed as a percentage of net assets as of 2/28/13
Affiliated Mutual Funds	39.4%
U.S. Treasury Obligations	34.9
Common Stocks	0.5

Allocations reflect only long-term investments and are subject to change.

Prudential Real Assets Fund	5

Strategy and Performance Overview

How did the Fund perform?

For the 12-month period ending February 28, 2013, the Prudential Real Assets Fund Class A shares rose 2.99%, underperforming the 4.25% return of its primary benchmark, the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index (the TIPS Index). The Fund underperformed the 4.99% return of the Customized Blend Index (the Secondary Index), which is composed of an equally weighted mix of commodities, TIPS, and real estate investment trusts (REITs). (Benchmark indexes do not include effects of mutual fund operating expenses.) The Fund also underperformed the 4.25% return of the Lipper Flexible Portfolio Funds Average.

What were market conditions like during the reporting period?

•

Investors were confronted with a series of headwinds toward the end of 2012 such as weaker earnings and revenue growth, as well as the “fiscal cliff” negotiations that went down to the wire, resulting in flat performance for the fourth quarter in the U.S. stock market. However, modest global growth in 2012, accommodative central banks, and an easing of the European debt crisis, helped support a double-digit gain in the U.S. stock market for the full year.

•	In early 2013, the U.S. stock market continued to rise with tail risk fears reduced as a deal was reached on taxes, economic data was firming, and financial conditions remained robust.

•

In general, commodity prices have eased as growth worries emanating out of Europe and China continued in the period. European growth remains stagnant, while China’s growth trajectory has now been lowered relative to what China has been able to achieve historically.

•

The U.S. economy’s growth was flat in the fourth quarter, due to the decrease in government inventories and a drag from reductions in government spending. However, underlying demand remains healthy and more timely indicators have signaled improvement.

What were risk conditions like during the reporting period?

•	The Chicago Board Options Exchange Market Volatility Index (VIX) spiked to a level of 27 in June as new worries out of Europe and sluggish economic data pressured equity markets.

•

While concerns about overall economic risks remained in 2012, the level of 27 in the VIX is much lower than the spike to 48 that was witnessed in August 2011, suggesting that the overall level of trepidation in the market has eased.

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•

The “fiscal cliff” negotiations at year-end brought volatility back to the markets, causing the VIX to rise to 23 before settling at 18, as a last-minute deal was being struck. In 2013, as tail risk fears ebbed, and the VIX ended the reporting period in February at 15.51.

Which asset allocation strategies contributed most to the Fund?

•

The best-performing segment of the Fund was invested in real estate, which rose over 19% in the period, as the income component of these investments attracted investors in search of yield as interest rates remained at historically low levels.

•	The Fund had an underweight exposure to commodities that helped performance relative to the Secondary Index, since this asset class declined over the reporting period.

The Fund’s average exposure to commodities during the reporting period was 13.5% versus a 33.0% allocation to commodities in the Secondary Index.

•

The CoreCommodities segment (formerly, Jefferies Commodities Segment) of the Fund outperformed the Dow Jones UBS Commodity Total Return Index, further contributing to performance relative to the Secondary Index.

•	The Prudential Jennison Utility Fund also made a positive contribution to performance, rising over 16% in the period.

Which asset allocation strategies detracted most from the Fund?

•

The worst-performing segment was the gold/defensive segment, which fell over 14%, while gold bullion fell close to 7%. Holdings in this segment consisted of a combination of gold stocks, VIX futures, and cash, with gold stocks and VIX underperforming gold bullion in the period. The Fund also holds gold futures, which fell 3.6% in the period, offsetting the poor performance of the gold mining stocks and VIX futures. A futures trade involves a contractual agreement to buy or sell a commodity or financial instrument at a pre-determined price in the future.

•

The Fund had an underweight exposure to real estate, and an overweight exposure to Treasury inflation-protected securities (TIPS), that detracted from performance relative to the Secondary Index, since real estate outperformed TIPS by close to 15% during the reporting period.

•

The Fund’s average exposure to real estate and TIPS during the reporting period was 18.2% and 37.3%, respectively, versus a 33.0% allocation to both real estate holdings and TIPS in the Secondary Index.

Prudential Real Assets Fund	7

Strategy and Performance Overview (continued)

•	The Prudential Jennison Natural Resources Fund, Inc., declined in the reporting period, and underperformed relative to the Lipper Global Natural Resources Index, which also declined.

How did the Fund’s derivatives holdings impact performance?

The Fund’s strategies that hold derivatives had an overall mixed impact on relative performance.

•

The CoreCommodites segment is a portfolio within the Fund that consists of futures contracts on individual commodities. This segment declined during the reporting period, but outperformed the Dow Jones-UBS Commodity Total Return Index, which declined 7.7%.

•	The Fund had an underweight exposure to commodities that helped performance relative to the Secondary Index.

•

The gold/defensive segment holds VIX Futures in combination with gold stocks and cash in an effort to approximate the performance of gold bullion. As described above, the Fund also holds gold futures, which helped to partially offset the poor performance of the gold mining stocks and VIX futures.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 1, 2012, at the beginning of the period, and held through the six-month period ended February 28, 2013. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Prudential Real Assets Fund	9

Fees and Expenses (continued)

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Real Assets Fund		Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,016.10	1.68%	$8.40
	Hypothetical	$1,000.00	$1,016.46	1.68%	$8.40

Class B	Actual	$1,000.00	$1,012.80	2.43%	$12.13
	Hypothetical	$1,000.00	$1,012.74	2.43%	$12.13

Class C	Actual	$1,000.00	$1,011.80	2.43%	$12.12
	Hypothetical	$1,000.00	$1,012.74	2.43%	$12.13

Class Z	Actual	$1,000.00	$1,017.10	1.43%	$7.15
	Hypothetical	$1,000.00	$1,017.70	1.43%	$7.15

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended February 28, 2013, and divided by the 365 days in the Portfolio’s fiscal year ended February 28, 2013 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Consolidated Portfolio of Investments

as of February 28, 2013

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS—74.8%
AFFILIATED MUTUAL FUNDS—39.4%
728,558	Prudential International Real Estate Fund (Class Z)	$7,773,710
78,884	Prudential Jennison Natural Resources Fund, Inc. (Class Q)*	3,761,172
910,302	Prudential Jennison Utility Fund (Class Z)	11,497,116
660,914	Prudential US Real Estate Fund (Class Z)	8,261,423

	TOTAL AFFILIATED MUTUAL FUNDS (cost $27,062,705)(w)	31,293,421

COMMON STOCKS—0.5%

Metals & Mining
900	Agnico-Eagle Mines Ltd. (Canada)	36,036
1,100	AngloGold Ashanti Ltd., ADR (South Africa)	26,664
1,900	Barrick Gold Corp. (Canada)	57,456
1,500	Cia de Minas Buenaventura SA, ADR (Peru)	38,430
2,550	Gold Fields Ltd., ADR (South Africa)	21,140
1,150	Goldcorp, Inc. (Canada)	37,306
6,800	Harmony Gold Mining Co. Ltd., ADR (South Africa)	42,024
10,000	Hecla Mining Co.	46,400
3,750	Kinross Gold Corp. (Canada)	28,575
700	Newmont Mining Corp.	28,203
650	Randgold Resources Ltd., ADR (United Kingdom)	53,865
637	Sibanye Gold Ltd., ADR (South Africa)*	3,605

	TOTAL COMMON STOCKS (cost $495,084)	419,704

Principal Amount (000)#
U.S. TREASURY OBLIGATIONS—34.9%
	U.S. Treasury Inflationary Indexed Bonds, TIPS
5,795	0.125%, 04/15/16 - 01/15/23	6,340,830
665	0.50%, 04/15/15	741,173
1,460	0.625%, 07/15/21 - 02/15/43	1,656,000
655	0.75%, 02/15/42	706,958
1,070	1.125%, 01/15/21	1,322,355
1,395	1.25%, 04/15/14 - 07/15/20	1,691,989
1,035	1.375%, 07/15/18 - 01/15/20	1,301,530
1,125	1.625%, 01/15/15 - 01/15/18	1,444,666
470	1.75%, 01/15/28	655,170
980	1.875%, 07/15/15 - 07/15/19	1,280,541
1,745	2.00%, 07/15/14 - 01/15/26	2,368,929

See Notes to Consolidated Financial Statements.

Prudential Real Assets Fund	11

Consolidated Portfolio of Investments

as of February 28, 2013 continued

Principal Amount (000)#	Description	Value (Note 1)

U.S. TREASURY OBLIGATIONS (Continued)
1,100	2.125%, 01/15/19 - 02/15/41	$1,574,049
1,610	2.375%, 01/15/17 - 01/15/27	2,449,018
1,040	2.50%, 07/15/16 - 01/15/29	1,453,611
435	2.625%, 07/15/17	580,819
155	3.375%, 04/15/32	323,473
365	3.625%, 04/15/28	809,800
440	3.875%, 04/15/29	1,001,058

	TOTAL U.S. TREASURY OBLIGATIONS (cost $25,437,328)	27,701,969

	TOTAL LONG-TERM INVESTMENTS (cost $52,995,117)	59,415,094

SHORT-TERM INVESTMENTS—12.8%

U.S. TREASURY OBLIGATIONS(n)—10.9%
	U.S. Treasury Bills
600	0.05%, 03/21/13(k)(p)	599,977
200	0.05%, 03/21/13(k)	199,992
1,000	0.065%, 04/18/13(p)	999,857
6,000	0.07%, 04/18/13(k)(p)	5,999,141
800	0.137%, 04/18/13(p)	799,885

	TOTAL U.S. TREASURY OBLIGATIONS (cost $8,599,270)	8,598,852

Shares
AFFILIATED MONEY MARKET MUTUAL FUND—1.9%
1,505,724	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $1,505,724)(w)	1,505,724

	TOTAL SHORT-TERM INVESTMENTS (cost $10,104,994)	10,104,576

	TOTAL INVESTMENTS—87.6% (cost $63,100,111; Note 5)	69,519,670
	Other assets in excess of liabilities(y)—12.4%	9,841,390

	NET ASSETS—100.0%	$79,361,060

The following abbreviations are used in the Portfolio descriptions:

ADR—American Depositary Receipt

TIPS—Treasury Inflation-Protected Securities

See Notes to Consolidated Financial Statements.

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#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(n)	Rates shown are the effective yields at purchase date.
(p)	Represents security held in the Cayman Subsidiary.
(w)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the underlying funds in which the Fund invests.
(y)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at February 28, 2013:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at February 28, 2013	Unrealized Appreciation(1)
	Long Position:
8	CBOE Volatility Index	Jun. 2013	$139,040	$140,000	$960

(1)	U.S. Treasury Obligation with a market value of $199,992 has been segregated to cover requirements for open futures contracts as of February 28, 2013.

Commodity futures contracts open at February 28, 2013(2):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at February 28, 2013	Unrealized Appreciation (Depreciation)(3)
	Long Positions:
6	Brent Crude	May 2013	$668,410	$662,520	$(5,890)
6	Coffee ‘C’	May 2013	322,819	322,200	(619)
4	Copper	May 2013	374,987	354,750	(20,237)
3	Copper	Dec. 2013	278,838	269,513	(9,325)
10	Corn	May 2013	351,187	351,750	563
10	Corn	Jul. 2013	360,412	342,375	(18,037)
2	Cotton No. 2	May 2013	79,685	85,290	5,605
2	Cotton No. 2	Jul. 2013	82,415	85,940	3,525
2	Gasoline RBOB	May 2013	251,824	258,544	6,720
37	Gold 100 OZ	Apr. 2013	6,157,260	5,838,970	(318,290)
2	Hard Red Winter Wheat	May 2013	80,288	75,275	(5,013)
2	Hard Red Winter Wheat	Jul. 2013	81,438	75,950	(5,488)
2	Heating Oil	May 2013	273,496	254,940	(18,556)
3	Lean Hogs	Apr. 2013	104,900	97,200	(7,700)
3	Lean Hogs	Oct. 2013	102,740	99,270	(3,470)

See Notes to Consolidated Financial Statements.

Prudential Real Assets Fund	13

Consolidated Portfolio of Investments

as of February 28, 2013 continued

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at February 28, 2013	Unrealized Appreciation (Depreciation)(3)
	Long Positions (cont’d.):
3	Live Cattle	Apr. 2013	$162,570	$155,820	$(6,750)
3	Live Cattle	Jun. 2013	155,770	149,940	(5,830)
1	LME Nickel	Mar. 2013	106,848	99,288	(7,560)
1	LME Nickel	Apr. 2013	100,314	99,414	(900)
2	LME Nickel	May 2013	212,064	199,092	(12,972)
1	LME Nickel	Jun. 2013	97,200	99,690	2,490
1	LME Nickel	Sep. 2013	107,658	100,053	(7,605)
1	LME Nickel	Dec. 2013	104,910	100,401	(4,509)
8	LME PRI Aluminum	Mar. 2013	416,950	393,900	(23,050)
8	LME PRI Aluminum	May 2013	423,081	399,700	(23,381)
6	LME PRI Aluminum	Jun. 2013	316,300	302,137	(14,163)
2	LME PRI Aluminum	Sep. 2013	109,088	100,550	(8,538)
4	LME PRI Aluminum	Dec. 2013	208,818	202,250	(6,568)
3	LME Zinc	Mar. 2013	154,863	153,469	(1,394)
2	LME Zinc	May 2013	110,491	103,138	(7,353)
2	LME Zinc	Jun. 2013	96,025	103,525	7,500
1	LME Zinc	Sep. 2013	51,819	52,175	356
1	LME Zinc	Dec. 2013	51,875	52,438	563
15	Natural Gas	May 2013	511,080	529,650	18,570
12	Natural Gas	Dec. 2013	473,830	478,800	4,970
4	No. 2 Soft Red Winter Wheat	May 2013	150,750	142,900	(7,850)
2	Silver	May 2013	312,230	284,320	(27,910)
4	Soybean	May 2013	284,687	290,450	5,763
4	Soybean	Jul. 2013	288,250	287,050	(1,200)
6	Soybean Meal	May 2013	255,970	261,360	5,390
4	Soybean Oil	May 2013	124,422	117,888	(6,534)
4	Soybean Oil	Jul. 2013	123,852	118,608	(5,244)
9	Sugar #11 (World)	May 2013	183,747	185,371	1,624
9	Sugar #11 (World)	Jul. 2013	194,981	186,077	(8,904)
2	Wheat	Sep. 2013	91,025	72,525	(18,500)
2	Wheat	Dec. 2013	88,550	73,950	(14,600)
5	WTI Crude	May 2013	488,550	462,300	(26,250)
3	WTI Crude	Jan. 2014	287,150	276,630	(10,520)

					(607,071)

	Short Positions:
1	LME Nickel	Mar. 2013	108,744	99,288	9,456
1	LME Nickel	Apr. 2013	97,050	99,414	(2,364)
1	LME Nickel	May 2013	100,386	99,546	840
1	LME Nickel	Jun. 2013	107,250	99,690	7,560

See Notes to Consolidated Financial Statements.

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Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at February 28, 2013	Unrealized Appreciation (Depreciation)(3)
	Short Positions (cont’d.):
1	LME Nickel	Sep. 2013	$104,610	$100,053	$4,557
8	LME PRI Aluminum	Mar. 2013	408,200	393,900	14,300
3	LME PRI Aluminum	May 2013	155,963	149,888	6,075
6	LME PRI Aluminum	Jun. 2013	310,975	302,137	8,838
2	LME PRI Aluminum	Sep. 2013	104,500	100,550	3,950
3	LME Zinc	Mar. 2013	159,925	153,469	6,456
2	LME Zinc	Jun. 2013	100,900	103,525	(2,625)
1	LME Zinc	Sep. 2013	51,300	52,175	(875)

					56,168

					$(550,903)

(2)	Represents positions held in the Cayman Subsidiary.
(3)	U.S. Treasury Obligations with a market value of $1,599,834 have been segregated to cover requirements for open futures contracts as of February 28, 2013. In addition, cash and cash equivalents have been earmarked to cover the notional amount of commodity futures contracts as of February 28, 2013.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Consolidated Financial Statements.

Prudential Real Assets Fund	15

Consolidated Portfolio of Investments

as of February 28, 2013 continued

The following is a summary of the inputs used as of February 28, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$32,799,145	$—	$—
Common Stocks	419,704	—	—
U.S. Treasury Obligations	—	36,300,821	—
Other Financial Instruments*
Futures	(549,943)	—	—

Total	$32,668,906	$36,300,821	$—

*	Other financial instruments are derivative instruments not reflected in the Consolidated Portfolio of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The investment allocation of Portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of February 28, 2013 were as follows:

Investment Type
U.S. Treasury Obligations	45.8%
Affiliated Mutual Funds	41.3
Common Stocks	0.5

87.6
Other assets in excess of liabilities	12.4

100.0%

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity risk and commodity risk.

The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations is presented in the summary below.

See Notes to Consolidated Financial Statements.

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Fair values of derivative instruments as of February 28, 2013 as presented in the Consolidated Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due to broker— variation margin	$960	*	—	$—
Commodity contracts	Due to broker—variation margin	125,671	*	Due to broker— variation margin	676,574	*

Total		$126,631			$676,574

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Consolidated Statement of Assets and Liabilities.

The effects of derivative instruments on the Consolidated Statement of Operations for the year ended February 28, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(122,586)
Commodity contracts	(508,729)

Total	$(631,315)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$9,810
Commodity contracts	(709,571)

Total	$(699,761)

For the year ended February 28, 2013, the Fund’s average value at trade date for futures long position was $16,772,826 and for futures short position was $2,095,975.

See Notes to Consolidated Financial Statements.

Prudential Real Assets Fund	17

Consolidated Statement of Assets and Liabilities

as of February 28, 2013

Assets
Investments at value:
Unaffiliated investments (cost $34,531,682)	$36,720,525
Affiliated investments (cost $28,568,429)	32,799,145
Cash	6,164,840
Receivable for Fund shares sold	3,976,949
Receivable for investments sold	311,613
Dividends and interest receivable	54,879
Prepaid expenses	368

Total assets	80,028,319

Liabilities
Payable for investments purchased	306,830
Payable for Fund shares reacquired	168,624
Accrued expenses	97,104
Due to broker—variation margin	51,813
Management fee payable	34,828
Distribution fee payable	7,499
Affiliated transfer agent fee payable	561

Total liabilities	667,259

Net Assets	$79,361,060

Net assets were comprised of:
Shares of beneficial interest, at par	$7,548
Paid-in capital in excess of par	75,807,887

75,815,435
Distributions in excess of net investment income	(291,327)
Accumulated net realized loss on investment transactions	(2,032,664)
Net unrealized appreciation on investments	5,869,616

Net assets, February 28, 2013	$79,361,060

See Notes to Consolidated Financial Statements.

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Class A:
Net asset value and redemption price per share ($15,148,176 ÷ 1,441,587 shares of beneficial interest issued and outstanding)	$10.51
Maximum sales charge (5.50% of offering price)	.61

Maximum offering price to public	$11.12

Class B:
Net asset value, offering price and redemption price per share ($1,489,558 ÷ 142,012 shares of beneficial interest issued and outstanding)	$10.49

Class C:
Net asset value, offering price and redemption price per share ($4,450,539 ÷ 424,571 shares of beneficial interest issued and outstanding)	$10.48

Class Z:
Net asset value, offering price and redemption price per share ($58,272,787 ÷ 5,539,792 shares of beneficial interest issued and outstanding)	$10.52

See Notes to Consolidated Financial Statements.

Prudential Real Assets Fund	19

Consolidated Statement of Operations

Year Ended February 28, 2013

Net Investment Income
Income
Affiliated dividend income	$701,037
Interest income	506,154
Unaffiliated dividend income (net of foreign withholding taxes of $735)	10,644

Total income	1,217,835

Expenses
Management fee	510,274
Distribution fee—Class A	34,249
Distribution fee—Class B	13,761
Distribution fee—Class C	41,101
Custodian’s fees and expenses	73,000
Registration fees	50,000
Audit fee	45,000
Transfer agent’s fee and expenses (including affiliated expense of $5,500) (Note 3)	34,000
Legal fees and expenses	33,000
Reports to shareholders	32,000
Trustees’ fees	10,000
Insurance	1,000
Miscellaneous	20,204

Total expenses	897,589
Advisory fee waiver (Note 2)	(90,858)

Net expenses	806,731

Net investment income	411,104

Realized And Unrealized Gain (Loss) On Investment Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated $(59,187))	(48,728)
Net capital gain distribution received (including affiliated $174,352)	174,352
Futures transactions	(631,315)

(505,691)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $2,729,268)	2,948,881
Futures	(699,761)

2,249,120

Net gain on investments	1,743,429

Net Increase In Net Assets Resulting From Operations	$2,154,533

See Notes to Consolidated Financial Statements.

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Consolidated Statement of Changes in Net Assets

	Year Ended
	February 28, 2013	February 29, 2012
Increase (Decrease) In Net Assets
Operations
Net investment income	$411,104	$235,607
Net realized loss on investment transactions	(505,691)	(1,089,890)
Net change in unrealized appreciation (depreciation) on investments	2,249,120	2,766,712

Net increase in net assets resulting from operations	2,154,533	1,912,429

Dividends from net investment income (Note 1)
Class A	(116,012)	(140,831)
Class B	(3,178)	(4,124)
Class C	(9,715)	(16,441)
Class Z	(542,795)	(736,752)

	(671,700)	(898,148)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	19,091,566	26,678,052
Net asset value of shares issued in reinvestment of dividends and distributions	665,681	857,335
Cost of shares reacquired	(8,936,030)	(4,181,665)

Net increase in net assets resulting from Fund share transactions	10,821,217	23,353,722

Total increase	12,304,050	24,368,003

Net Assets
Beginning of year	67,057,010	42,689,007

End of year	$79,361,060	$67,057,010

See Notes to Consolidated Financial Statements.

Prudential Real Assets Fund	21

Notes to Consolidated Financial Statements

Prudential Investment Portfolios 3 (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust was established on January 28, 2000, as a Delaware Business Trust. The Trust operates as a series company. At February 28, 2013, the Trust consisted of four investment portfolios (each a “Fund” and collectively the “Funds”): Prudential Jennison Select Growth Fund, Prudential Strategic Value Fund, Prudential Jennison Market Neutral Fund and Prudential Real Assets Fund. The information presented in these consolidated financial statements pertains to Prudential Real Assets Fund (the “Fund”), a non-diversified series of the Trust. The Fund commenced investment operations on December 30, 2010. The investment objective of the Fund is to seek long-term real return.

The Fund wholly owns and controls the Prudential Real Assets Subsidiary, Ltd. (the “Subsidiary”), a company organized under the laws of the Cayman Islands. The Subsidiary is not registered as an investment company under the 1940 Act. The Fund’s Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund. The consolidated financial statements of the Fund include the financial results of its wholly-owned subsidiary.

The Subsidiary commenced operations on January 3, 2011. The Fund commenced reporting on a consolidated basis as of such commencement date in accordance with the accounting rules relating to reporting of a wholly-owned subsidiary. The Consolidated Portfolio of Investments includes positions of the Fund and the Subsidiary. These consolidated financial statements include the accounts of the Fund and the Subsidiary. All significant inter-company balances and transactions between the Fund and the Subsidiary have been eliminated in consolidation. The Fund will seek to gain exposure to commodities, commodities-related instruments, derivatives and other investments by directly investing in those instruments or through investments in the Subsidiary. The Subsidiary participates in the same investment goal as the Fund. The Subsidiary pursues its investment goal by investing in commodities, commodities-related instruments, derivatives and other investments. The Subsidiary (unlike the Fund) may invest without limitation in these instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund. The portion of the Fund’s or

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Subsidiary’s assets exposed to any particular commodity, derivative or other investment will vary based on market conditions, but from time to time some exposure could be substantial.

To the extent of the Fund’s investment through the Subsidiary, it will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund’s commodity and gold/defensive asset classes and are subject to the same risks that apply to similar investments if held directly by the Fund.

The Fund’s disclosures and operations will be subject to compliance with applicable regulations governing commodity pools in accordance to recent Commodity Futures Trading Commission rule amendments.

As of February 28, 2013, the Fund held $14,499,355 in the Subsidiary, representing 18.3% of the Fund’s net assets.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of these consolidated financial statements.

Securities Valuation: The Fund holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees has delegated fair valuation responsibilities to Prudential Investments LLC (“PI” or “Manager”) through the adoption of Valuation Procedures for valuation of the Fund’s securities. Under the current Valuation Procedures, a Valuation Committee is established and responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures allow the Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair value of the securities. A record of the Valuation Committee’s actions is subject to review, approval and ratification by the Board at its next regularly scheduled quarterly meeting.

Various inputs are used in determining the value of the Fund’s investments, which are summarized in the three broad level hierarchies based on any observable inputs used

Prudential Real Assets Fund	23

Notes to Consolidated Financial Statements

continued

as described in the table following the Fund’s Consolidated Portfolio of Investments. The valuation methodologies and significant inputs used in determining the fair value of securities and other assets classified as Level 1, Level 2 and Level 3 of the hierarchy are as follows:

Common stocks, exchange-traded funds and financial derivative instruments (including futures contracts and certain options and swap contracts on securities), that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 of the fair value hierarchy.

In the event there is no sale or official closing price on such day, these securities are valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an asked price. These securities are classified as Level 2 of the fair value hierarchy as these inputs are considered as significant other observable inputs to the valuation.

For common stocks traded on foreign securities exchanges, certain valuation adjustments will be applied when events occur after the close of the security’s foreign market and before the Fund’s normal pricing time. These securities are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 of the fair value hierarchy as the adjustment factors are considered as significant other observable inputs to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 as they have the ability to be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market, such as corporate bonds, municipal bonds, U.S. Government agencies issues and guaranteed obligations, U.S. Treasury obligations and sovereign issues are usually valued at

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prices provided by approved independent pricing vendors. The pricing vendors provide these prices usually after evaluating observable inputs including yield curves, credit rating, yield spreads, default rates, and cash flows as well as broker/dealer quotations and reported trades. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Asset-backed and mortgage-related securities are usually valued by approved independent pricing vendors. The pricing vendors provide the prices using their internal pricing model with input from deal terms, tranche level attributes, yield curves, prepayment speeds, default rates and broker/dealer quotes. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Short-term debt securities of sufficient credit quality, which mature in sixty days or less, are valued using amortized cost method, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as option contracts, foreign currency contracts and swaps agreements, are usually valued using pricing vendor services, which derive the valuation based on underlying asset prices, indices, spreads, interest rates, exchange rates and other inputs. These instruments are categorized as Level 2 of the fair value hierarchy.

Securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Valuation Committee. In the event there are unobservable inputs used when determining such valuations, the securities will be classified as Level 3 of the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Prudential Real Assets Fund	25

Notes to Consolidated Financial Statements

continued

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current daily rates of exchange.

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the year. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holdings of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year-end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Commodities: The Fund gains exposure to commodity markets through direct investment of the Fund’s assets or through the Subsidiary. The Fund gains exposure to the commodity markets primarily through exchange-traded futures on commodities

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held by the Subsidiary. The Fund may invest up to 25% of the Fund’s total assets in the Subsidiary. The Subsidiary may invest in commodity investments without limit. The Fund invests in the Subsidiary in order to gain exposure to commodities within the limitations of the federal tax law requirements applicable to regulated investment companies such as the Fund. The Fund may invest directly in commodity-linked structured notes (CLNs) and in ETFs whose returns are linked to commodities or commodity indices within the limits of applicable tax law. Commodities are assets that have tangible properties, such as oil, agriculture products and precious metals. The value of commodities may be affected by, among other things, changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargos, tariffs and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

Inflation-Protected Securities: The Fund may invest in inflation-protected securities, which unlike traditional debt securities that make fixed or variable principal and interest payments, are structured to provide protection against the negative effects of inflation. The value of the debt securities’ principal is adjusted to track changes in an official inflation measure. For example, the U.S. Treasury currently uses the Consumer Price Index for Urban Consumers as a measure of inflation for Treasury Inflation-Protected Securities (“TIPS”). Other inflation-protected securities may not carry a similar guarantee by their issuer. A Fund may buy TIPS that are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on the changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Fund

Prudential Real Assets Fund	27

Notes to Consolidated Financial Statements

continued

each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Consolidated Statement of Operations as net realized gain or loss on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities.

With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and options and guarantees the futures and options against default.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions on sales of portfolio securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management, that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally

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accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI manages the investment operations of the Fund, administers the Fund’s affairs and supervises the Subadvisers’ performance of all investment advisory services. PI has entered into subadvisory agreements with Quantitative Management Associates LLC (“QMA”), Prudential Investment Management, Inc. (“PIM”) and CoreCommodity Management, LLC (“CoreCommodity”), each a Subadviser and together, the Subadvisers. The subadvisory agreements provide that the Subadvisers furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadvisers are obligated to keep certain books and records of the Fund. Pursuant to the advisory agreement, PI pays the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .60% of the average daily net assets of the Fund.

The Subsidiary has entered into a separate management agreement with PI whereby PI provides advisory and other services to the Subsidiary substantially similar to the services provided by PI to the Fund as discussed above. In consideration for these services, the Subsidiary will pay the Manager a monthly fee at the annual rate of .60%

Prudential Real Assets Fund	29

Notes to Consolidated Financial Statements

continued

of the average daily net assets of the Subsidiary. PI has contractually agreed to waive any management fee it receives from the Fund in an amount equal to the management fees paid by the Subsidiary. This waiver will remain in effect for so long as the Fund remains invested or intends to invest in the Subsidiary. PI also had entered into two separate Subadvisory Agreements with QMA and CoreCommodity relating to the Subsidiary.

PI has contractually agreed to limit net annual fund operating expenses and acquired fund fees and expenses (exclusive of distribution and service (12b-1) fees, interest, dividend and interest expense on short sales (including Acquired Fund dividend and interest expense on short sales), brokerage, taxes (including Acquired Fund taxes), extraordinary and certain other expenses) of each class of shares to 1.50% of the Fund’s average daily net assets.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, B, C, and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, B, and C shares, pursuant to plans of distribution (the “Distribution Plans”) regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS has contractually agreed to limit such fees to .25% of the average daily net assets of the Class A shares.

PIMS has advised the Fund that it has received $44,520 in front-end sales charges resulting from sales of Class A shares during the year ended February 28, 2013. From these fees, PIMS paid such sales charges to broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended February 28, 2013, it received $2,837 and $750 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PIMS, QMA, PIM, and PI are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

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Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Consolidated Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act, and managed by PI. Earnings from the Core Fund are disclosed on the Consolidated Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended February 28, 2013, aggregated $31,637,881 and $23,899,987, respectively. United States government securities represent $12,275,081 and $10,704,052 of those purchases and sales, respectively.

A summary of cost of purchases and proceeds of sales of shares of affiliated mutual funds, other than short-term investments, for the year ended February 28, 2013 is presented as follows:

Affiliated Mutual Funds	Value, Beginning of Year	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Year
Prudential International Real Estate Fund (Class Z)	$3,863,287	$4,587,400	$1,535,000	$362,403	$7,773,710
Prudential Jennison Natural Resources Fund, Inc. (Class Q)	3,094,429	3,515,000	2,615,000	—	3,761,172
Prudential Jennison Utility Fund (Class Z)	9,913,313	6,303,584	6,010,000	278,579	11,497,116
Prudential US Real Estate Fund (Class Z)	5,271,226	3,935,101	1,700,000	230,104	8,261,423

	$22,142,255	$18,341,085	$11,860,000	$871,086	$31,293,421

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present distributions in excess of net investment income, accumulated net realized loss on investment transactions and paid-in capital in excess of par on the Consolidated Statement of

Prudential Real Assets Fund	31

Notes to Consolidated Financial Statements

continued

Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income and accumulated net realized loss on investment transactions. For the year ended February 28, 2013, the adjustments were to decrease distributions in excess of net investment income and increase accumulated net realized loss on investment transactions by $125,079 due to differences in the treatment for book and tax purposes related to the investment in the Subsidiary, tax treatment of dividends received from regulated investment companies and reclassification of dividends. Net investment income, net realized loss on investment transactions and net assets were not affected by this change.

For the years ended February 28, 2013 and February 29, 2012, the tax character of dividends paid as reflected in the Consolidated Statement of Changes in Net Assets were $671,700 and $898,148 of ordinary income, respectively.

As of February 28, 2013, there were no distributable earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of February 28, 2013 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$64,933,144	$7,130,760	$(2,544,234)	$4,586,526

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and the tax treatment of the investment in the Subsidiary.

The Fund utilized approximately $54,000 of its post-enactment losses to offset net taxable gains realized in the fiscal year ended February 28, 2013.

The Fund elected to treat post-October capital losses of approximately $199,000 and certain late-year ordinary income losses of approximately $267,000 as having been incurred in the following fiscal year (February 28, 2014).

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is

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required in the Fund’s consolidated financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are subject to a CDSC of 5%, which decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain limited circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

As of February 28, 2013, Prudential owned 102 Class A shares, 101 Class B shares, 101 Class C shares and 4,108,093 Class Z shares of the Fund.

Prudential Real Assets Fund	33

Notes to Consolidated Financial Statements

continued

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended February 28, 2013:
Shares sold	694,199	$7,187,845
Shares issued in reinvestment of dividends and distributions	10,868	113,893
Shares reacquired	(512,297)	(5,322,302)

Net increase (decrease) in shares outstanding before conversion	192,770	1,979,436
Shares issued upon conversion from Class B	5,399	55,712

Net increase (decrease) in shares outstanding	198,169	$2,035,148

Year ended February 29, 2012:
Shares sold	1,355,192	$13,708,751
Shares issued in reinvestment of dividends and distributions	10,922	108,367
Shares reacquired	(203,844)	(2,048,242)

Net increase (decrease) in shares outstanding before conversion	1,162,270	11,768,876
Shares issued upon conversion from Class B	3,160	31,785

Net increase (decrease) in shares outstanding	1,165,430	$11,800,661

Class B
Year ended February 28, 2013:
Shares sold	59,635	$607,649
Shares issued in reinvestment of dividends and distributions	283	2,964
Shares reacquired	(13,120)	(135,377)

Net increase (decrease) in shares outstanding before conversion	46,798	475,236
Shares reacquired upon conversion into Class A	(5,417)	(55,712)

Net increase (decrease) in shares outstanding	41,381	$419,524

Year ended February 29, 2012:
Shares sold	108,238	$1,094,158
Shares issued in reinvestment of dividends and distributions	336	3,333
Shares reacquired	(12,199)	(121,739)

Net increase (decrease) in shares outstanding before conversion	96,375	975,752
Shares reacquired upon conversion into Class A	(3,168)	(31,785)

Net increase (decrease) in shares outstanding	93,207	$943,967

34	Visit our website at www.prudentialfunds.com

Class C	Shares	Amount
Year ended February 28, 2013:
Shares sold	112,577	$1,166,558
Shares issued in reinvestment of dividends and distributions	923	9,665
Shares reacquired	(63,994)	(658,094)

Net increase (decrease) in shares outstanding	49,506	$518,129

Year ended February 29, 2012:
Shares sold	351,442	$3,538,630
Shares issued in reinvestment of dividends and distributions	1,580	15,691
Shares reacquired	(32,001)	(318,416)

Net increase (decrease) in shares outstanding	321,021	$3,235,905

Class Z
Year ended February 28, 2013:
Shares sold	968,669	$10,129,514
Shares issued in reinvestment of dividends and distributions	51,471	539,159
Shares reacquired	(273,782)	(2,820,257)

Net increase (decrease) in shares outstanding	746,358	$7,848,416

Year ended February 29, 2012:
Shares sold	834,213	$8,336,513
Shares issued in reinvestment of dividends and distributions	73,487	729,944
Shares reacquired	(167,394)	(1,693,268)

Net increase (decrease) in shares outstanding	740,306	$7,373,189

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Companies”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 15, 2012 through November 14, 2013. The Companies pay an annualized commitment fee of .08% on the unused portion of the SCA. Prior to November 15, 2012, the Companies had another SCA with substantially similar terms. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly. The Fund did not utilize the SCA during the year ended February 28, 2013.

Prudential Real Assets Fund	35

Notes to Consolidated Financial Statements

continued

Note 8. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities.” The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not yet been determined.

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Financial Highlights

Class A Shares
	Year Ended February 28, 2013(b)		Year Ended February 29, 2012(b)		December 30, 2010(e) through February 28, 2011(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.29		$10.18		$10.00
Income (loss) from investment operations:
Net investment income (loss)	.05		.01		(.01)
Net realized and unrealized gain on investments	.26		.24		.19
Total from investment operations	.31		.25		.18
Less Dividends and Distributions:
Dividends from net investment income	(.09)		(.14)		-
Total dividends and distributions	(.09)		(.14)		-
Net asset value, end of period	$10.51		$10.29		$10.18
Total Return(a):	2.99%		2.46%		1.80%

Ratios/Supplemental Data:
Net assets, end of period (000)	$15,148		$12,796		$794
Average net assets (000)	$13,700		$9,183		$115
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(c)	1.28%	(h)	1.46%	(h)	1.45%	(f)(h)
Expenses, excluding distribution and service (12b-1) fees	1.03%	(h)	1.21%	(h)	1.20%	(f)(h)
Net investment income (loss)	.45%	(h)	.09%	(h)	(.42)%	(f)(h)
Portfolio turnover rate	45%		52%		4%	(g)

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculations are based on the average daily number of shares outstanding during the period.

(c) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares.

(d) Does not include expenses of the underlying funds in which the Fund invests.

(e) Commencement of operations.

(f) Annualized.

(g) Not annualized.

(h) Net of advisory fee waiver and expense reimbursement. If the investment manager had not waived/reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees, and net investment income (loss) ratio would have been 1.41%, 1.16%, and .32%, respectively, for the year ended February 28, 2013, 1.79%, 1.54% and (.24)%, respectively, for the year ended February 29, 2012 and 4.93%, 4.68% and (3.90)% respectively, for the period ended February 28, 2011.

See Notes to Consolidated Financial Statements.

Prudential Real Assets Fund	37

Financial Highlights

continued

Class B Shares
	Year Ended February 28, 2013(b)		Year Ended February 29, 2012(b)		December 30, 2010(d) through February 28, 2011(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.29		$10.17		$10.00
Income (loss) from investment operations:
Net investment loss	(.03)		(.08)		(.02)
Net realized and unrealized gain on investments	.25		.26		.19
Total from investment operations	.22		.18		.17
Less Dividends and Distributions:
Dividends from net investment income	(.02)		(.06)		-
Total dividends and distributions	(.02)		(.06)		-
Net asset value, end of period	$10.49		$10.29		$10.17
Total Return(a):	2.16%		1.78%		1.70%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1,490		$1,035		$76
Average net assets (000)	$1,376		$633		$47
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.03%	(f)	2.21%	(f)	2.20%	(e)(f)
Expenses, excluding distribution and service (12b-1) fees	1.03%	(f)	1.21%	(f)	1.20%	(e)(f)
Net investment loss	(.30)%	(f)	(.82)%	(f)	(1.36)%	(e)(f)
Portfolio turnover rate	45%		52%		4%	(g)

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculations are based on the average daily number of shares outstanding during the period.

(c) Does not include expenses of the underlying funds in which the Fund invests.

(d) Commencement of operations.

(e) Annualized.

(f) Net of advisory fee waiver and expense reimbursement. If the investment manager had not waived/reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees, and net investment loss ratio would have been 2.16%, 1.16%, and (.43)%, respectively, for the year ended February 28, 2013, 2.51%, 1.51% and (1.12)%, respectively, for the year ended February 29, 2012 and 5.68%, 4.68% and (4.85)% respectively, for the period ended February 28, 2011.

(g) Not annualized.

See Notes to Consolidated Financial Statements.

38	Visit our website at www.prudentialfunds.com

Class C Shares
	Year Ended February 28, 2013(b)		Year Ended February 29, 2012(b)		December 30, 2010(d) through February 28, 2011(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.28		$10.16		$10.00
Income (loss) from investment operations:
Net investment loss	(.03)		(.07)		(.02)
Net realized and unrealized gain on investments	.25		.25		.18
Total from investment operations	.22		.18		.16
Less Dividends and Distributions:
Dividends from net investment income	(.02)		(.06)		-
Total dividends and distributions	(.02)		(.06)		-
Net asset value, end of period	$10.48		$10.28		$10.16
Total Return(a):	2.17%		1.79%		1.60%

Ratios/Supplemental Data:
Net assets, end of period (000)	$4,451		$3,856		$549
Average net assets (000)	$4,110		$2,558		$114
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.03%	(f)	2.21%	(f)	2.20%	(e)(f)
Expenses, excluding distribution and service (12b-1) fees	1.03%	(f)	1.21%	(f)	1.20%	(e)(f)
Net investment loss	(.27)%	(f)	(.74)%	(f)	(1.07)%	(e)(f)
Portfolio turnover rate	45%		52%		4%	(g)

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculations are based on the average daily number of shares outstanding during the period.

(c) Does not include expenses of the underlying funds in which the Fund invests.

(d) Commencement of operations.

(e) Annualized.

(f) Net of advisory fee waiver and expense reimbursement. If the investment manager had not waived/reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees, and net investment loss ratio would have been 2.16%, 1.16%, and (.40)%, respectively, for the year ended February 28, 2013, 2.53%, 1.53% and (1.06)%, respectively, for the year ended February 29, 2012 and 5.68%, 4.68% and (4.56)% respectively, for the period ended February 28, 2011.

(g) Not annualized.

See Notes to Consolidated Financial Statements.

Prudential Real Assets Fund	39

Financial Highlights

continued

Class Z Shares
	Year Ended February 28, 2013(b)		Year Ended February 29, 2012(b)		December 30, 2010(d) through February 28, 2011(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.30		$10.18		$10.00
Income (loss) from investment operations:
Net investment income (loss)	.07		.06		(.01)
Net realized and unrealized gain on investments	.26		.22		.19
Total from investment operations	.33		.28		.18
Less Dividends and Distributions:
Dividends from net investment income	(.11)		(.16)		-
Total dividends and distributions	(.11)		(.16)		-
Net asset value, end of period	$10.52		$10.30		$10.18
Total Return(a):	3.22%		2.81%		1.80%

Ratios/Supplemental Data:
Net assets, end of period (000)	$58,273		$49,371		$41,270
Average net assets (000)	$50,717		$44,750		$40,011
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.03%	(f)	1.21%	(f)	1.20%	(e)(f)
Expenses, excluding distribution and service (12b-1) fees	1.03%	(f)	1.21%	(f)	1.20%	(e)(f)
Net investment income (loss)	.72%	(f)	.56%	(f)	(.45)%	(e)(f)
Portfolio turnover rate	45%		52%		4%	(g)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculations are based on the average daily number of shares outstanding during the period.

(c) Does not include expenses of the underlying funds in which the Fund invests.

(d) Commencement of operations.

(e) Annualized.

(f) Net of advisory fee waiver and expense reimbursement. If the investment manager had not waived/reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees, and net investment income (loss) ratio would have been 1.16%, 1.16%, and .59%, respectively, for the year ended February 28, 2013, 1.58%, 1.58% and .19%, respectively, for the year ended February 29, 2012 and 4.68%, 4.68% and (3.94)% respectively, for the period ended February 28, 2011.

(g) Not annualized.

See Notes to Consolidated Financial Statements.

40	Visit our website at www.prudentialfunds.com

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 3:

We have audited the accompanying consolidated statement of assets and liabilities of Prudential Real Assets Fund (hereafter referred to as the “Fund”), a series of Prudential Investment Portfolios 3, including the consolidated portfolio of investments, as of February 28, 2013, and the related consolidated statement of operations for the year then ended, the consolidated statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period December 30, 2010 (commencement of operations) through February 28, 2011. These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2013, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of February 28, 2013, and the results of its operations, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 24, 2013

Prudential Real Assets Fund	41

Tax Information

(Unaudited)

For the year ended February 28, 2013, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income distributions paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
Prudential Real Assets Fund	57.77%	37.55%

In January 2014, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of distributions received by you in calendar year 2013.

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INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Funds is set forth below. Board Members who are not deemed to be “interested persons” of the Funds, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Funds are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Funds.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (60) Board Member Portfolios Overseen: 63	Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (60) Board Member Portfolios Overseen: 63	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).
Michael S. Hyland, CFA (67) Board Member Portfolios Overseen: 63	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (73) Board Member Portfolios Overseen: 63	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

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Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (70) Board Member Portfolios Overseen: 63	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (69) Board Member & Independent Chair Portfolios Overseen: 63	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Robin B. Smith (73) Board Member Portfolios Overseen: 63	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (69) Board Member Portfolios Overseen: 63	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (50) Board Member & President Portfolios Overseen: 61	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).	None.

Prudential Real Assets Fund

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Scott E. Benjamin (39) Board Member & Vice President Portfolios Overseen: 63	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

(1)	The year that each Board Member joined the Fund’s Board is as follows:

Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2000; Stephen P. Munn, 2008; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 2000; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Raymond A. O’Hara (57) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of PMFS (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Deborah A. Docs (55) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

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Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Jonathan D. Shain (54) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (38) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
Andrew R. French (50) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of PMFS.
Amanda S. Ryan (35) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray (2008-2012).
Timothy J. Knierim (54) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2002-2007) and formerly Chief Ethics Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2006-2007).
Valerie M. Simpson (54) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of Prudential Investments LLC and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (50) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

Prudential Real Assets Fund

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Grace C. Torres (53) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (49) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (54) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
(1)	The year that each individual became a Fund officer is as follows:

Raymond A. O’Hara, 2012; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; Andrew R. French, 2006; Amanda S. Ryan, 2012; Timothy J. Knierim; 2007; Valerie M. Simpson, 2007; Richard W. Kinville, 2011; Grace C. Torres, 2000; M. Sadiq Peshimam, 2006; Peter Parrella, 2007; Theresa C. Thompson, 2008.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISERS	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

	CoreCommodity Management, LLC	The Metro Center One Stamford Place Three North Stamford, CT 06902

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Real Assets Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL REAL ASSETS FUND

SHARE CLASS	A	B	C	Z
NASDAQ	PUDAX	PUDBX	PUDCX	PUDZX
CUSIP	74440K819	74440K793	74440K785	74440K777

MF207E    0242434-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL STRATEGIC VALUE FUND

ANNUAL REPORT • FEBRUARY 28, 2013

Fund Type

Large Cap Stock

Objective

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide.

April 15, 2013

Dear Shareholder:

We hope you find the annual report for the Prudential Strategic Value Fund informative and useful. The report covers performance for the 12-month period that ended February 28, 2013.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Strategic Value Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Strategic Value Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.57%; Class B, 2.27%; Class C, 2.27%; Class Z, 1.27%. Net operating expenses: Class A, 1.52%; Class B, 2.27%; Class C, 2.27%; Class Z, 1.27%, after contractual reduction through 6/30/2014.

Cumulative Total Returns (Without Sales Charges) as of 2/28/13
	One Year	Five Years	Ten Years
Class A	13.39%	15.59%	106.46%
Class B	12.55	11.37	91.60
Class C	12.55	11.37	91.60
Class Z	13.71	17.05	111.71
Russell 1000® Value Index	17.63	20.97	131.82
S&P 500 Index	13.45	27.28	120.60
Lipper Large Cap Value Funds Average*	13.55	16.31	111.70
Lipper Multi-Cap Value Funds Average	13.61	24.36	128.97

Average Annual Total Returns (With Sales Charges) as of 3/31/13
	One Year	Five Years	Ten Years
Class A	9.39%	2.85%	7.48%
Class B	9.84	3.07	7.28
Class C	13.86	3.23	7.27
Class Z	16.03	4.27	8.36
Russell 1000 Value Index	18.77	4.85	9.18
S&P 500 Index	13.95	5.81	8.53
Lipper Large Cap Value Funds Average*	14.96	4.12	8.15
Lipper Multi-Cap Value Funds Average	15.74	5.40	8.95

Average Annual Total Returns (With Sales Charges) as of 2/28/13
	One Year	Five Years	Ten Years
Class A	7.15%	1.78%	6.91%
Class B	7.55	1.99	6.72
Class C	11.55	2.18	6.72
Class Z	13.71	3.20	7.79

*The Fund is compared to the Lipper Large-Cap Value Performance Universe, although Lipper classifies the Fund in the Lipper Multi-Cap Value Funds Performance Universe. The Lipper Large-Cap Value Funds Performance Universe is utilized because the Fund’s manager believes that the funds included in this Universe provide a more appropriate basis for Fund performance comparisons.

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Average Annual Total Returns (Without Sales Charges) as of 2/28/13
	One Year	Five Years	Ten Years
Class A	13.39%	2.94%	7.52%
Class B	12.55	2.18	6.72
Class C	12.55	2.18	6.72
Class Z	13.71	3.20	7.79

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Strategic Value Fund (Class A shares) with a similar investment in the Russell 1000 Value Index and the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (February 28, 2003) and the account values at the end of the current fiscal year (February 28, 2013) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through February 28, 2010, the returns shown in the graph and for Class A shares in the tables would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Prudential Strategic Value Fund	3

Your Fund’s Performance (continued)

Source: Prudential Investments LLC and Lipper Inc.

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 5.50% and a 12b-1 fee of 0.30% annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. The CDSC is waived for purchases by certain retirement and/or benefit plans. Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class Z shares are not subject to a 12b-1 fee or a CDSC. The returns in the tables and graph reflect the share class expense structure in effect at the close of the fiscal period. The returns in the tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Benchmark Definitions

Russell 1000 Value Index

The Russell 1000 Value Index is an unmanaged index comprising those securities in the Russell 1000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.

S&P 500 Index

The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the U.S. have performed.

Lipper Large-Cap Value Funds Average

The Lipper Large-Cap Value Funds Average represents returns based on the average return of all funds in the Lipper Large-Cap Value Funds category for the periods noted. Funds in the Lipper Large-Cap Value Funds Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a lower-than-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index.

Lipper Multi-Cap Value Funds Average

The Lipper Multi-Cap Value Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Multi-Cap Value Funds category for the periods noted. Funds in the Lipper Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

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Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Indexes and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Holdings expressed as a percentage of net assets as of 2/28/13
Exxon Mobil Corp., Oil, Gas & Consumable Fuels	5.4%
Chevron Corp., Oil, Gas & Consumable Fuels	3.4
JPMorgan Chase & Co., Diversified Financial Services	2.8
Wells Fargo & Co., Commercial Banks	2.7
General Electric Co., Industrial Conglomerates	2.4

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 2/28/13
Oil, Gas & Consumable Fuels	17.9%
Commercial Banks	8.2
Insurance	7.5
Diversified Financial Services	5.7
Pharmaceuticals	5.5

Industry weightings reflect only long-term investments and are subject to change.

Prudential Strategic Value Fund	5

Strategy and Performance Overview

How did the Fund perform?

For the 12-month period ending February 28, 2013, the Prudential Strategic Value Fund’s Class A shares returned 13.39% , underperforming the 17.63% return of the benchmark Russell 1000 Value Index (the Index), and the 13.55% return of the Lipper Large-Cap Value Funds Average.

What were market conditions like during the reporting period?

•

Investors were confronted with a series of headwinds toward the end of 2012, such as weaker earnings and revenue growth, as well as the “fiscal cliff” negotiations that went down to the wire, resulting in flat performance for the fourth quarter in the U.S. stock market. However, modest global growth in 2012, accommodative central banks, and an easing of the European debt crisis, helped support a double-digit gain in the U.S. stock market for the full year.

•	In early 2013, the U.S. stock market continued to rise, with extreme risk fears reduced, as a deal was reached on taxes, economic data was firming, and financial conditions remained robust.

•

Worries emanating out of Europe and China continued during the period. European growth remains stagnant, while China’s growth trajectory has now been lowered relative to what China has been able to achieve historically.

•

The U.S. economy’s growth was flat in the fourth quarter due to the decrease in government inventories and a drag from reductions in government spending. However, underlying demand remains healthy, and more timely indicators have signaled improvement.

•

Sector performance in the Index was robust during the reporting period. Six out of 10 sectors achieved returns of 20% or more. These included consumer discretionary, telecommunications, healthcare, financials, industrials, and consumer staples. Utilities bounced back with a low double-digit return and information technology posted a solid gain. Energy and materials trailed with modestly positive returns.

Sector allocation strategies and holdings detracting most from the Fund’s performance:

Stock selection within the information technology, financials, and consumer discretionary sectors were primary detractors from the Fund’s performance versus the Index.

•

In information technology, overweight exposures to the very weak-performing computers and peripherals industry penalized performance, especially the stocks of Lexmark and Hewlett-Packard, which suffered double-digit declines during the period. These companies were faced with weak demand for

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computers and printing and imaging supplies due to customers delaying purchases and competition from tablets and smartphones.

•

In addition, the Fund held shares of Intel, a supplier of microprocessors to PC and server manufacturers, whose stock also fell during the period. Investors were disappointed with Intel’s lack of progress in its attempts to diversify away from computers and into mobile devices.

•

Holdings in the stocks of Ingram Micro and Tech Data, distributors of electronic equipment, also contributed to the Fund’s shortfall. Earnings for these companies have been disappointing as they contend with elevated costs from recent acquisitions, weak demand, and competitive pricing pressures.

•

Having a smaller position than the Index in Bank of America was the largest detractor in the financials sector as that stock was one of the strongest performers. During the period, the bank made good progress not only in resolving some of the legacy issues that had burdened its stock price, such as the mortgage problems associated with its purchase of Countrywide, but also in repairing its balance sheet through asset sales.

•

The “premature” sale of the Fund’s holdings in Morgan Stanley, a global provider of investment and wealth management services, also contributed to the performance shortfall. Morgan Stanley stock was especially strong in the latter part of the period as its earnings surpassed expectations.

•

An underweight exposure to Berkshire Hathaway also weighed on the Fund’s relative results, as shares of the diversified insurer rebounded from the prior year’s lackluster performance. The stock was also helped by a significant share buyback, which appeared to suggest to investors the potential for additional near-term repurchase activity.

•

In consumer discretionary, not owning News Corp. and having a smaller position than the Index in Walt Disney and Time Warner also penalized the Fund’s relative results. Despite their already rich valuations, performance of these stocks continued to be strong during the period as earnings generally surpassed expectations.

•

Overweight exposures versus the Index to post-secondary education providers also hurt performance. The shares of Apollo Group and DeVry suffered double-digit declines as their earnings continued to disappoint due to falling student enrollment and elevated regulatory oversight.

Prudential Strategic Value Fund	7

Strategy and Performance Overview (continued)

Sector allocation strategies and holdings adding most to the Fund’s performance:

The Fund benefited from an underweight exposure and favorable stock selection within the utilities sector, favorable selection among materials stocks, and an overweight exposure to the healthcare sector.

An underweight position in utility stocks compared to the Index and favorable stock selection in that sector aided the Fund’s relative results. The timely sale of First Energy, a large electric utility operating in the mid-Atlantic and Midwest regions, was a key contributor. First Energy has been trying to restructure its balance sheet, a task that became more challenging as the year progressed due to the impact of the sluggish economy and falling power prices on its unregulated energy business.

Avoiding shares of Southern Company, whose stock performance lagged its peers, also contributed to results. Southern’s earnings fell short of expectations due to below-normal weather conditions and the economic slowdown.

An overweight versus the Index in the shares of DTE Energy, a standout performer in the sector, also benefited the Fund. Unlike many of its peers, there were a number of positive drivers in the company’s good earnings results, including a relatively favorable regulatory environment, opportunities for growth, and a strong management team. Similarly, Pinnacle West, another strong performer, benefited from increased regulatory certainty.

In materials, the Fund’s overweight position in LyondellBasell Industries N.V. helped performance. Despite difficult economic conditions, especially in Europe, this diversified petrochemical company reported strong earnings results that led to strong stock performance. Also helping in this sector was not holding Newmont Mining or Cliffs Natural Resources as the Index did. Both stocks fell during the period, reflecting mining production problems.

Healthcare stocks HCA Holdings, Lincare Holdings, and Eli Lilly & Company were also positive contributors to the Fund. The stock of Lincare Holdings, a home health care provider, benefited as the company was acquired in August by the Linde Group. During the period, Eli Lilly, a major pharmaceutical company, reported improving earnings and announced encouraging preliminary results for potential new drugs. HCA Holding’s was a timely purchase for the Fund.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 1, 2012, at the beginning of the period, and held through the six-month period ended February 28, 2013. The example is for illustrative purposes only; you should consult the prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Prudential Strategic Value Fund	9

Fees and Expenses (continued)

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on this page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Strategic Value Fund		Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,128.60	1.46%	$7.71
	Hypothetical	$1,000.00	$1,017.55	1.46%	$7.30

Class B	Actual	$1,000.00	$1,123.60	2.21%	$11.64
	Hypothetical	$1,000.00	$1,013.84	2.21%	$11.04

Class C	Actual	$1,000.00	$1,124.80	2.21%	$11.64
	Hypothetical	$1,000.00	$1,013.84	2.21%	$11.04

Class Z	Actual	$1,000.00	$1,129.30	1.21%	$6.39
	Hypothetical	$1,000.00	$1,018.79	1.21%	$6.06

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended February 28, 2013, and divided by the 365 days in the Fund’s fiscal year ended February 28, 2013 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

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Portfolio of Investments

as of February 28, 2013

Shares	Description	Value (Note 1)
LONG-TERM INVESTMENTS 99.1%
COMMON STOCKS 98.7%

Aerospace & Defense 3.7%
2,500	Alliant Techsystems, Inc.	$164,500
4,800	General Dynamics Corp.	326,256
9,900	Huntington Ingalls Industries, Inc.	475,596
4,600	L-3 Communications Holdings, Inc.	350,842
1,500	Lockheed Martin Corp.	132,000
6,300	Northrop Grumman Corp.	413,784
4,200	Raytheon Co.	229,194

		2,092,172

Air Freight & Logistics 0.5%
2,800	FedEx Corp.	295,204

Airlines 0.6%
22,200	Delta Air Lines, Inc.*	316,794

Auto Components 1.4%
6,100	Delphi Automotive PLC*	255,285
2,400	Lear Corp.	128,208
6,900	TRW Automotive Holdings Corp.*	404,961

		788,454

Automobiles 1.3%
30,900	Ford Motor Co.	389,649
13,500	General Motors Co.*	366,525

		756,174

Beverages 0.2%
3,000	Molson Coors Brewing Co. (Class B Stock)	132,630

Capital Markets 2.1%
5,600	Goldman Sachs Group, Inc. (The)	838,656
6,500	State Street Corp.	367,835

		1,206,491

Chemicals 1.6%
2,000	CF Industries Holdings, Inc.	401,660
8,700	LyondellBasell Industries NV (Class A Stock)	509,994

		911,654

See Notes to Financial Statements.

Prudential Strategic Value Fund	11

Portfolio of Investments

as of February 28, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Commercial Banks 8.2%
4,600	BankUnited, Inc.	$130,456
8,100	BB&T Corp.	245,916
2,400	BOK Financial Corp.	142,632
1,100	Comerica, Inc.	37,818
2,415	Commerce Bancshares, Inc.	91,987
12,700	East West Bancorp, Inc.	312,420
20,900	Fifth Third Bancorp	331,056
200	First Citizens BancShares, Inc. (Class A Stock)	35,910
5,600	First Republic Bank	204,120
25,200	Huntington Bancshares, Inc.	177,156
7,500	KeyCorp	70,425
6,500	PNC Financial Services Group, Inc.	405,535
2,900	Regions Financial Corp.	22,185
4,500	SunTrust Banks, Inc.	124,155
23,500	U.S. Bancorp	798,530
42,956	Wells Fargo & Co.	1,506,897

		4,637,198

Communications Equipment 2.5%
21,800	Brocade Communications Systems, Inc.*	122,298
56,100	Cisco Systems, Inc.	1,169,685
3,200	Harris Corp.	153,824

		1,445,807

Computers & Peripherals 2.1%
8,500	Dell, Inc.	118,575
34,300	Hewlett-Packard Co.	690,802
8,400	Western Digital Corp.	396,144

		1,205,521

Construction & Engineering 0.2%
2,200	URS Corp.	92,972

Consumer Finance 2.7%
5,500	American Express Co.	341,825
8,100	Capital One Financial Corp.	413,343
10,600	Discover Financial Services	408,418
20,100	SLM Corp.	381,297

		1,544,883

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Containers & Packaging 0.5%
12,000	Owens-Illinois, Inc.*	$306,000

Diversified Consumer Services 0.3%
3,800	Apollo Group, Inc. (Class A Stock)*	64,106
3,100	DeVry, Inc.	92,938

		157,044

Diversified Financial Services 5.7%
29,419	Bank of America Corp.	330,375
27,700	Citigroup, Inc.	1,162,569
32,300	JPMorgan Chase & Co.	1,580,116
5,400	NASDAQ OMX Group, Inc. (The)	170,964

		3,244,024

Diversified Telecommunication Services 1.9%
29,920	AT&T, Inc.	1,074,427

Electric Utilities 3.3%
11,900	American Electric Power Co., Inc.	556,801
3,000	Edison International	144,090
6,100	Exelon Corp.	189,039
14,700	NV Energy, Inc.	290,472
6,200	Pinnacle West Capital Corp.	346,828
500	PPL Corp.	15,410
11,400	Xcel Energy, Inc.	327,180

		1,869,820

Electronic Equipment, Instruments & Components 1.0%
500	Arrow Electronics, Inc.*	20,075
8,300	Avnet, Inc.*	293,073
18,200	Corning, Inc.	229,502
900	Jabil Circuit, Inc.	16,857

		559,507

Energy Equipment & Services 1.1%
4,400	Helmerich & Payne, Inc.	291,544
15,400	Nabors Industries Ltd.*	258,104
2,000	Superior Energy Services, Inc.*	52,900

		602,548

See Notes to Financial Statements.

Prudential Strategic Value Fund	13

Portfolio of Investments

as of February 28, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Food & Staples Retailing 1.6%
9,500	CVS Caremark Corp.	$485,640
11,900	Kroger Co. (The)	347,599
2,800	Safeway, Inc.	66,808

		900,047

Food Products 1.1%
5,900	Dean Foods Co.*	97,940
3,700	Ingredion, Inc.	244,940
1,902	Mondelez International, Inc. (Class A Stock)	52,590
2,900	Smithfield Foods, Inc.*	64,496
7,300	Tyson Foods, Inc. (Class A Stock)	165,491

		625,457

Gas Utilities 0.2%
2,300	Atmos Energy Corp.	87,791

Healthcare Equipment & Supplies 0.2%
200	Abbott Laboratories	6,758
1,500	Covidien PLC	95,355

		102,113

Healthcare Providers & Services 5.0%
9,700	Aetna, Inc.	457,743
7,800	CIGNA Corp.	455,988
1,100	Community Health Systems, Inc.	46,486
9,600	HCA Holdings, Inc.	356,064
4,200	Humana, Inc.	286,692
6,600	LifePoint Hospitals, Inc.*	290,994
10,600	UnitedHealth Group, Inc.	566,570
6,500	WellPoint, Inc.	404,170

		2,864,707

Household Durables 0.1%
2,700	Newell Rubbermaid, Inc.	63,018

Household Products 1.6%
12,000	Procter & Gamble Co. (The)	914,160

Industrial Conglomerates 2.4%
59,300	General Electric Co.	1,376,946

See Notes to Financial Statements.

14	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Insurance 7.5%
5,900	Aflac, Inc.	$294,705
2,200	Allied World Assurance Co. Holdings AG	193,182
9,100	Allstate Corp. (The)	418,782
6,300	American Financial Group, Inc.	276,948
2,000	American International Group, Inc.*	76,020
700	Arch Capital Group Ltd.*	34,384
7,500	Axis Capital Holdings Ltd.	305,475
7,800	Berkshire Hathaway, Inc. (Class B Stock)*	796,848
2,200	Chubb Corp. (The)	184,866
600	Everest Re Group Ltd.	74,766
2,900	HCC Insurance Holdings, Inc.	116,000
6,987	Lincoln National Corp.	206,396
1,400	PartnerRe Ltd.	124,936
5,800	Principal Financial Group, Inc.	183,338
5,600	ProAssurance Corp.	262,584
3,700	Reinsurance Group of America, Inc.	212,750
700	RenaissanceRe Holdings Ltd.	61,208
4,200	Travelers Cos., Inc. (The)	337,764
2,000	Validus Holdings Ltd.	71,260

		4,232,212

Internet Software & Services 0.3%
4,000	AOL, Inc.*	147,600

IT Services 1.1%
2,200	Booz Allen Hamilton Holding Corp.	28,160
5,900	Computer Sciences Corp.	283,377
2,700	DST Systems, Inc.	183,384
5,400	Lender Processing Services, Inc.	132,624

		627,545

Machinery
500	Timken Co.	27,160

Media 0.9%
6,050	Comcast Corp. (Class A Stock)	240,730
1,600	DIRECTV*	77,072
9,300	Gannett Co., Inc.	186,651
300	Time Warner Cable, Inc.	25,917

		530,370

See Notes to Financial Statements.

Prudential Strategic Value Fund	15

Portfolio of Investments

as of February 28, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Metals & Mining 0.1%
1,200	Freeport-McMoRan Copper & Gold, Inc.	$38,304

Multiline Retail 1.7%
3,300	Dillard’s, Inc. (Class A Stock)	262,944
9,500	Macy’s, Inc.	390,450
5,300	Target Corp.	333,688

		987,082

Multi-Utilities 2.4%
13,300	Ameren Corp.	449,407
1,500	Consolidated Edison, Inc.	88,500
6,500	DTE Energy Co.	434,200
2,400	PG&E Corp.	102,336
6,200	Public Service Enterprise Group, Inc.	202,058
2,000	Vectren Corp.	66,000

		1,342,501

Office Electronics 0.3%
19,400	Xerox Corp.	157,334

Oil, Gas & Consumable Fuels 17.9%
4,400	Apache Corp.	326,788
16,700	Chevron Corp.	1,956,405
13,496	ConocoPhillips	782,093
400	Energen Corp.	18,496
34,500	Exxon Mobil Corp.	3,089,475
8,800	Hess Corp.	585,200
5,100	HollyFrontier Corp.	286,620
13,200	Marathon Oil Corp.	442,200
8,500	Marathon Petroleum Corp.	704,480
1,500	Murphy Oil Corp.	91,320
6,800	Occidental Petroleum Corp.	559,844
3,200	Peabody Energy Corp.	68,992
10,400	Phillips 66	654,784
2,900	Tesoro Corp.	163,096
10,000	Valero Energy Corp.	455,900

		10,185,693

Paper & Forest Products 0.3%
1,900	Domtar Corp.	141,664

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Personal Products 0.2%
2,200	Nu Skin Enterprises, Inc. (Class A Stock)	$90,640

Pharmaceuticals 5.5%
5,900	Eli Lilly & Co.	322,494
5,300	Endo Health Solutions, Inc.*	164,300
9,400	Johnson & Johnson	715,434
12,100	Merck & Co., Inc.	517,033
47,456	Pfizer, Inc.	1,298,871
9,000	Warner Chilcott PLC (Class A Stock)	121,590

		3,139,722

Real Estate Investment Trusts 1.5%
13,900	American Capital Agency Corp.	440,908
12,400	Annaly Capital Management, Inc.	192,076
4,700	Hatteras Financial Corp.	125,443
12,400	MFA Financial, Inc.	110,112

		868,539

Road & Rail 1.8%
14,600	CSX Corp.	334,924
7,100	Norfolk Southern Corp.	518,655
3,300	Ryder System, Inc.	185,460

		1,039,039

Semiconductors & Semiconductor Equipment 1.6%
22,600	Intel Corp.	471,210
42,800	Marvell Technology Group Ltd.	432,280

		903,490

Software 1.8%
4,100	CA, Inc.	100,409
5,400	Microsoft Corp.	150,120
22,000	Rovi Corp.*	391,380
17,200	Symantec Corp.*	403,168

		1,045,077

Specialty Retail 0.3%
5,700	GameStop Corp. (Class A Stock)	142,842

See Notes to Financial Statements.

Prudential Strategic Value Fund	17

Portfolio of Investments

as of February 28, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Textiles, Apparel & Luxury Goods
700	Hanesbrands, Inc.*	$27,748

Thrifts & Mortgage Finance 0.4%
700	New York Community Bancorp, Inc.	9,450
11,700	Washington Federal, Inc.	205,335

		214,785

	Total common stocks (cost $48,977,466)	56,062,910

EXCHANGE TRADED FUND 0.4%
2,900	iShares Russell 1000 Value Index Fund (cost $197,299)	227,389

	Total long-term investments (cost $49,174,765)	56,290,299

SHORT-TERM INVESTMENT 1.0%

Affiliated Money Market Mutual Fund
567,763	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $567,763) (Note 3)(a)	567,763

	Total Investments 100.1% (cost $49,742,528; Note 5)	56,858,062
	Liabilities in excess of other assets (0.1%)	(55,529)

	Net Assets 100.0%	$56,802,533

*	Non-income producing security.
(a)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of February 28, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$56,062,910	$—	$—
Exchange Traded Fund	227,389	—	—
Affiliated Money Market Mutual Fund	567,763	—	—

Total	$56,858,062	$—	$—

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of February 28, 2013 were as follows:

Oil, Gas & Consumable Fuels	17.9%
Commercial Banks	8.2
Insurance	7.5
Diversified Financial Services	5.7
Pharmaceuticals	5.5
Healthcare Providers & Services	5.0
Aerospace & Defense	3.7
Electric Utilities	3.3
Consumer Finance	2.7
Communications Equipment	2.5
Industrial Conglomerates	2.4
Multi-Utilities	2.4
Capital Markets	2.1
Computers & Peripherals	2.1
Diversified Telecommunication Services	1.9
Software	1.8
Road & Rail	1.8
Multiline Retail	1.7
Chemicals	1.6
Household Products	1.6
Semiconductors & Semiconductor Equipment	1.6
Food & Staples Retailing	1.6
Real Estate Investment Trusts	1.5
Auto Components	1.4
Automobiles	1.3
IT Services	1.1
Food Products	1.1
Energy Equipment & Services	1.1%
Affiliated Money Market Mutual Fund	1.0
Electronic Equipment, Instruments & Components	1.0
Media	0.9
Airlines	0.6
Containers & Packaging	0.5
Air Freight & Logistics	0.5
Exchange Traded Fund	0.4
Thrifts & Mortgage Finance	0.4
Diversified Consumer Services	0.3
Office Electronics	0.3
Internet Software & Services	0.3
Paper & Forest Products	0.3
Specialty Retail	0.3
Beverages	0.2
Healthcare Equipment & Supplies	0.2
Construction & Engineering	0.2
Gas Utilities	0.2
Personal Products	0.2
Household Durables	0.1
Metals & Mining	0.1

100.1
Liabilities in excess of other assets	(0.1)

100.0%

See Notes to Financial Statements.

Prudential Strategic Value Fund	19

Statement of Assets and Liabilities

as of February 28, 2013

Assets
Investments at value:
Unaffiliated Investments (cost $49,174,765)	$56,290,299
Affiliated Investments (cost $567,763)	567,763
Dividends receivable	169,439
Receivable for investments sold	25,871
Receivable for Fund shares sold	19,688
Prepaid expenses	556

Total assets	57,073,616

Liabilities
Payable for Fund shares reacquired	141,846
Accrued expenses	76,516
Management fee payable	34,944
Distribution fee payable	13,164
Deferred trustees’ fees	1,585
Affiliated transfer agent fee payable	3,028

Total liabilities	271,083

Net Assets	$56,802,533

Net assets were comprised of:
Shares of beneficial interest, at par	$4,789
Paid-in capital in excess of par	53,398,748

53,403,537
Undistributed net investment income	390,641
Accumulated net realized loss on investment transactions	(4,107,179)
Net unrealized appreciation on investments	7,115,534

Net assets, February 28, 2013	$56,802,533

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

Class A
Net asset value and redemption price per share ($19,325,651 ÷ 1,623,263 shares of beneficial interest issued and outstanding)	$11.91
Maximum sales charge (5.50% of offering price)	0.69

Maximum offering price to public	$12.60

Class B
Net asset value, offering price and redemption price per share ($1,330,404 ÷ 117,108 shares of beneficial interest issued and outstanding)	$11.36

Class C
Net asset value, offering price and redemption price per share ($11,080,364 ÷ 975,821 shares of beneficial interest issued and outstanding)	$11.35

Class Z
Net asset value, offering price and redemption price per share ($25,066,114 ÷ 2,072,874 shares of beneficial interest issued and outstanding)	$12.09

See Notes to Financial Statements.

Prudential Strategic Value Fund	21

Statement of Operations

Year Ended February 28, 2013

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $3,763)	$1,421,037
Affiliated dividend income	1,258

Total income	1,422,295

Expenses
Management fee	418,237
Distribution fee—Class A	46,363
Distribution fee—Class B	11,548
Distribution fee—Class C	106,213
Custodian’s fees and expenses	58,000
Transfer agent’s fees and expenses (including affiliated expense of $18,300) (Note 3)	53,000
Registration fees	41,000
Reports to shareholders	24,000
Audit fee	22,000
Legal fees and expenses	20,000
Trustees’ fees	11,000
Insurance	1,000
Miscellaneous	14,164

Total expenses	826,525

Net investment income	595,770

Realized And Unrealized Gain On Investments
Net realized gain on investment transactions	2,372,338
Net change in unrealized appreciation (depreciation) on investments	3,886,140

Net gain on investments	6,258,478

Net Increase In Net Assets Resulting From Operations	$6,854,248

See Notes to Financial Statements.

22	Visit our website at www.prudentialfunds.com

Statement of Changes in Net Assets

	Year Ended
	February 28, 2013	February 29, 2012
Increase (Decrease) In Net Assets
Operations
Net investment income	$595,770	$231,435
Net realized gain on investment transactions	2,372,338	1,216,506
Net change in unrealized appreciation (depreciation) on investments	3,886,140	(1,235,801)

Net increase in net assets resulting from operations	6,854,248	212,140

Dividends from net investment income (Note 1)
Class A	(146,445)	(160,799)
Class B	(4,027)	(3,003)
Class C	(38,523)	(25,338)
Class Z	(229,917)	(20,145)

	(418,912)	(209,285)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	5,593,685	20,829,160
Net asset value of shares issued in reinvestment of dividends	406,886	195,380
Cost of shares reacquired	(8,078,513)	(8,433,133)

Net increase (decrease) in net assets from Fund share transactions	(2,077,942)	12,591,407

Total increase	4,357,394	12,594,262

Net Assets:
Beginning of year	52,445,139	39,850,877

End of year(a)	$56,802,533	$52,445,139

(a) Includes undistributed net investment income of:	$390,641	$218,992

See Notes to Financial Statements.

Prudential Strategic Value Fund	23

Notes to Financial Statements

Prudential Investment Portfolios 3 (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of four funds: Prudential Jennison Select Growth Fund, Prudential Jennison Market Neutral Fund, Prudential Real Assets Fund and Prudential Strategic Value Fund (the “Fund”). These financial statements relate to Prudential Strategic Value Fund. The financial statements of the Prudential Jennison Select Growth Fund, Prudential Jennison Market Neutral Fund and Prudential Real Assets Fund are not presented herein.

The Fund’s primary investment objective is long-term growth of capital.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust and the Fund in the preparation of the financial statements.

Securities Valuation: The Fund holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has delegated fair valuation responsibilities to Prudential Investments LLC (“PI” or “Manager”) through the adoption of Valuation Procedures for valuation of the Fund’s securities. Under the current Valuation Procedures, a Valuation Committee is established and responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures allow the Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair value of the securities. A record of the Valuation Committee’s actions is subject to review, approval and ratification by the Board at its next regularly scheduled quarterly meeting.

Various inputs are used in determining the value of the Fund’s investments, which are summarized in the three broad level hierarchies based on any observable inputs used as described in the table following the Portfolio of Investments. The valuation

24	Visit our website at www.prudentialfunds.com

methodologies and significant inputs used in determining the fair value of securities and other assets classified as Level 1, Level 2 and Level 3 of the hierarchy are as follows:

Common stocks, exchange-traded funds and financial derivative instruments (including futures contracts and certain options and swap contracts on securities), that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 of the fair value hierarchy.

In the event there is no sale or official closing price on such day, these securities are valued at the mean between the last reported bid and asked prices, or at the last bid price in absence of an asked price. These securities are classified as Level 2 of the fair value hierarchy as these inputs are considered as significant other observable inputs to the valuation.

For common stocks traded on foreign securities exchanges, certain valuation adjustments will be applied when events occur after the close of the security’s foreign market and before the Fund’s normal pricing time. These securities are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 of the fair value hierarchy as the adjustment factors are considered as significant other observable inputs to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 as they have the ability to be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market, such as corporate bonds, municipal bonds, U.S. Government agencies issues and guaranteed obligations, U.S. Treasury obligations and sovereign issues are usually valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices usually after evaluating observable inputs including yield curves, credit rating, yield spreads, default rates, cash flows as well as broker/dealer quotations and reported trades. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Prudential Strategic Value Fund	25

Notes to Financial Statements

continued

Asset-backed and mortgage-related securities are usually valued by approved independent pricing vendors. The pricing vendors provide the prices using their internal pricing models with inputs from deal terms, tranche level attributes, yield curves, prepayment speeds, default rates and broker/dealer quotes. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Short-term debt securities of sufficient credit quality, which mature in sixty days or less, are valued using amortized cost method, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as option contracts, foreign currency contracts and swaps agreements, are usually valued using pricing vendor services, which derive the valuation based on underlying asset prices, indices, spreads, interest rates, exchange rates and other inputs. These instruments are categorized as Level 2 of the fair value hierarchy.

Securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Valuation Committee. In the event there are unobservable inputs used when determining such valuations, the securities will be classified as Level 3 of the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

REITs: The Fund invests in real estate investment trusts (“REITs”), which report information on the source of their distributions annually. Based on current and

26	Visit our website at www.prudentialfunds.com

historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual sources of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management, that may differ from actual.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Fund in the Trust is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those amounts.

Prudential Strategic Value Fund	27

Notes to Financial Statements

continued

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. PI has entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA will furnish investment advisory services in connection with the management of the Fund. PI pays for the services of the subadviser, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .80% of the Fund’s average daily net assets up to and including $1 billion and .75% of such average daily net assets in excess of $1 billion. The effective management fee rate was .80% of the Fund’s average daily net assets for the year ended February 28, 2013.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS has contractually agreed to limit such fees related to Class A shares to .25% of the average daily net assets of Class A shares.

PIMS has advised the Fund that it has received $10,894 in front-end sales charges resulting from sales of Class A shares during the year ended February 28, 2013. From these fees, PIMS paid such sales charges to affiliated broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.

28	Visit our website at www.prudentialfunds.com

PIMS has advised the Fund that for the year ended February 28, 2013, it received $14, $4,370 and $190 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholder, respectively.

PI, PIMS and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended February 28, 2013, were $24,222,568 and $26,690,570, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment transactions, and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment transactions. For the year ended February 28, 2013, the adjustments were to decrease undistributed net investment income and decrease accumulated net realized loss on investment transactions by $5,209 due to differences in the treatment for book and tax purposes of certain transactions involving securities sold. Net investment income, net realized gain on investment transactions and net assets were not affected by this change.

Prudential Strategic Value Fund	29

Notes to Financial Statements

continued

For the years ended February 28, 2013 and February 29, 2012, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets was $418,912 and $209,285 of ordinary income, respectively.

As of February 28, 2013, the accumulated undistributed earnings on a tax basis was $392,227 of ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of February 28, 2013 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$49,748,266	$9,708,494	$(2,598,698)	$7,109,796

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Fund is permitted to carryforward capital losses incurred in the fiscal years ended February 29, 2012 and February 28, 2013 (“post-enactment losses”) for an unlimited period. Post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before February 29, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. The Fund utilized approximately $2,369,000 of its pre-enactment losses to offset net taxable gains realized in the fiscal year ended February 28, 2013. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. As of February 28, 2013, the pre and post-enactment losses were approximately:

Post-Enactment Losses:	$0

Pre-Enactment Losses:
Expiring 2018	$3,854,000
Expiring 2019	247,000

$4,101,000

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Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.5%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class C shares are sold with a CDSC of 1% during the first 12 months. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Fund has authorized an unlimited number of shares of beneficial interest, $.001 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z.

Prudential Strategic Value Fund	31

Notes to Financial Statements

continued

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended February 28, 2013:
Shares sold	46,426	$516,944
Shares issued in reinvestment of dividends	13,483	137,915
Shares reacquired	(291,045)	(3,123,290)

Net increase (decrease) in shares outstanding before conversion	(231,136)	(2,468,431)
Shares issued upon conversion from Class B	13,841	144,720
Shares reacquired upon conversion into Class Z	(5,482)	(64,272)

Net increase (decrease) in shares outstanding	(222,777)	$(2,387,983)

Year ended February 29, 2012:
Shares sold	80,736	$824,643
Shares issued in reinvestment of dividends	15,438	149,902
Shares reacquired	(473,959)	(4,769,313)

Net increase (decrease) in shares outstanding before conversion	(377,785)	(3,794,768)
Shares issued upon conversion from Class B	44,502	446,497
Shares reacquired upon conversion into Class Z	(64,798)	(682,967)

Net increase (decrease) in shares outstanding	(398,081)	$(4,031,238)

Class B
Year ended February 28, 2013:
Shares sold	27,407	$287,292
Shares issued in reinvestment of dividends	409	3,981
Shares reacquired	(16,940)	(176,495)

Net increase (decrease) in shares outstanding before conversion	10,876	114,778
Shares reacquired upon conversion into Class A	(14,474)	(144,720)

Net increase (decrease) in shares outstanding	(3,598)	$(29,942)

Year ended February 29, 2012:
Shares sold	47,516	$477,370
Shares issued in reinvestment of dividends	319	2,977
Shares reacquired	(36,226)	(350,143)

Net increase (decrease) in shares outstanding before conversion	11,609	130,204
Shares reacquired upon conversion into Class A	(46,517)	(446,497)

Net increase (decrease) in shares outstanding	(34,908)	$(316,293)

32	Visit our website at www.prudentialfunds.com

Class C	Shares	Amount
Year ended February 28, 2013:
Shares sold	17,843	$192,847
Shares issued in reinvestment of dividends	3,660	35,650
Shares reacquired	(148,053)	(1,515,509)

Net increase (decrease) in shares outstanding before conversion	(126,550)	(1,287,012)
Shares reacquired upon conversion into Class Z	(2,384)	(26,533)

Net increase (decrease) in shares outstanding	(128,934)	$(1,313,545)

Year ended February 29, 2012:
Shares sold	24,896	$242,542
Shares issued in reinvestment of dividends	2,505	23,324
Shares reacquired	(209,229)	(2,020,086)

Net increase (decrease) in shares outstanding before conversion	(181,828)	(1,754,220)
Shares reacquired upon conversion into Class Z	(293)	(2,447)

Net increase (decrease) in shares outstanding	(182,121)	$(1,756,667)

Class Z
Year ended February 28, 2013:
Shares sold	428,633	$4,596,602
Shares issued in reinvestment of dividends	22,036	229,340
Shares reacquired	(291,119)	(3,263,219)

Net increase (decrease) in shares outstanding before conversion	159,550	1,562,723
Shares issued upon conversion from Class A and Class C	7,639	90,805

Net increase (decrease) in shares outstanding	167,189	$1,653,528

Year ended February 29, 2012:
Shares sold	1,816,396	$19,284,605
Shares issued in reinvestment of dividends	1,945	19,177
Shares reacquired	(122,708)	(1,293,591)

Net increase (decrease) in shares outstanding before conversion	1,695,633	18,010,191
Shares issued upon conversion from Class A and Class C	64,044	685,414

Net increase (decrease) in shares outstanding	1,759,677	$18,695,605

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 15, 2012 through November 14, 2013. The Funds pay an annualized commitment fee of 0.08% of the unused portion of the SCA. Prior to November 15, 2012, the Funds had another SCA with substantially similar terms. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

Prudential Strategic Value Fund	33

Notes to Financial Statements

continued

The Fund did not utilize the SCA during the year ended February 28, 2013.

Note 8. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not been determined.

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Financial Highlights

Class A Shares
	Year Ended February 28/29,
	2013	2012	2011	2010	2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$10.59	$10.56	$8.77	$5.76	$11.69
Income (loss) from investment operations:
Net investment income	.13	.09	.07	.07	.19
Net realized and unrealized gain (loss) on investment transactions	1.27	.02	1.74	3.16	(5.54)
Total from investment operations	1.40	.11	1.81	3.23	(5.35)
Less Dividends and Distributions:
Dividends from net investment income	(.08)	(.08)	(.02)	(.22)	(.07)
Distributions from net realized gains	-	-	-	-	(.51)
Total dividends and distributions	(.08)	(.08)	(.02)	(.22)	(.58)
Net asset value, end of year	$11.91	$10.59	$10.56	$8.77	$5.76
Total Return(b):	13.39%	1.14%	20.71%	56.74%	(46.73)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$19,326	$19,543	$23,696	$23,754	$17,508
Average net assets (000)	$18,547	$20,310	$22,888	$22,813	$24,233
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees(d)	1.52%	1.80%	1.78%	1.77%	1.56%
Expenses, excluding distribution and service (12b-1) fees	1.27%	1.55%	1.53%	1.52%	1.31%
Net investment income	1.19%	.89%	.81%	.96%	1.96%
Portfolio turnover rate	47%	36%	19%	12%	16%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25% on the average daily net assets of the Class A shares through June 30, 2014.

See Notes to Financial Statements.

Prudential Strategic Value Fund	35

Financial Highlights

continued

Class B Shares
	Year Ended February 28/29,
	2013	2012	2011	2010	2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$10.13	$10.12	$8.45	$5.56	$11.30
Income (loss) from investment operations:
Net investment income	.05	.01	- (d)	.02	.09
Net realized and unrealized gain (loss) on investment transactions	1.22	.02	1.68	3.03	(5.32)
Total from investment operations	1.27	.03	1.68	3.05	(5.23)
Less Dividends and Distributions:
Dividends from net investment income	(.04)	(.02)	(.01)	(.16)	-
Distributions from net realized gains	-	-	-	-	(.51)
Total dividends and distributions	(.04)	(.02)	(.01)	(.16)	(.51)
Net asset value, end of year	$11.36	$10.13	$10.12	$8.45	$5.56
Total Return(b):	12.55%	.34%	19.93%	55.60%	(47.15)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,330	$1,223	$1,574	$1,931	$2,652
Average net assets (000)	$1,155	$1,363	$1,623	$2,207	$13,253
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.27%	2.55%	2.53%	2.52%	2.31%
Expenses, excluding distribution and service (12b-1) fees	1.27%	1.55%	1.53%	1.52%	1.31%
Net investment income	.46%	.13%	.05%	.23%	.85%
Portfolio turnover rate	47%	36%	19%	12%	16%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Less than $.005 per share.

See Notes to Financial Statements.

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Class C Shares
	Year Ended February 28/29,
	2013	2012	2011	2010	2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$10.13	$10.11	$8.45	$5.56	$11.30
Income (loss) from investment operations:
Net investment income	.04	.01	.01	.02	.10
Net realized and unrealized gain (loss) on investment transactions	1.22	.03	1.66	3.03	(5.33)
Total from investment operations	1.26	.04	1.67	3.05	(5.23)
Less Dividends and Distributions:
Dividends from net investment income	(.04)	(.02)	(.01)	(.16)	-
Distributions from net realized gains	-	-	-	-	(.51)
Total dividends and distributions	(.04)	(.02)	(.01)	(.16)	(.51)
Net asset value, end of year	$11.35	$10.13	$10.11	$8.45	$5.56
Total Return(b):	12.45%	.43%	19.81%	55.60%	(47.15)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$11,080	$11,187	$13,016	$12,701	$10,880
Average net assets (000)	$10,623	$11,395	$12,279	$12,804	$20,373
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.27%	2.55%	2.53%	2.52%	2.31%
Expenses, excluding distribution and service (12b-1) fees	1.27%	1.55%	1.53%	1.52%	1.31%
Net investment income	.44%	.14%	.06%	.21%	1.09%
Portfolio turnover rate	47%	36%	19%	12%	16%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

Prudential Strategic Value Fund	37

Financial Highlights

continued

Class Z Shares
	Year Ended February 28/29,
	2013	2012	2011	2010	2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$10.75	$10.72	$8.88	$5.83	$11.82
Income (loss) from investment operations:
Net investment income	.16	.11	.10	.10	.21
Net realized and unrealized gain (loss) on investment transactions	1.29	.02	1.77	3.18	(5.60)
Total from investment operations	1.45	.13	1.87	3.28	(5.39)
Less Dividends and Distributions:
Dividends from net investment income	(.11)	(.10)	(.03)	(.23)	(.09)
Distributions from net realized gains	-	-	-	-	(.51)
Total dividends and distributions	(.11)	(.10)	(.03)	(.23)	(.60)
Net asset value, end of year	$12.09	$10.75	$10.72	$8.88	$5.83
Total Return(b):	13.71%	1.34%	21.07%	57.09%	(46.59)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$25,066	$20,492	$1,565	$1,279	$895
Average net assets (000)	$21,961	$2,517	$1,345	$1,167	$1,845
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.27%	1.43%	1.53%	1.52%	1.31%
Expenses, excluding distribution and service (12b-1) fees	1.27%	1.43%	1.53%	1.52%	1.31%
Net investment income	1.47%	1.33%	1.07%	1.21%	2.08%
Portfolio turnover rate	47%	36%	19%	12%	16%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

38	Visit our website at www.prudentialfunds.com

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 3:

We have audited the accompanying statement of assets and liabilities of Prudential Strategic Value Fund (hereafter referred to as the “Fund”), a series of Prudential Investment Portfolios 3, including the portfolio of investments, as of February 28, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2013, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of February 28, 2013, and the results of its operations, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 24, 2013

Prudential Strategic Value Fund	39

Federal Income Tax Information

(Unaudited)

For the year ended February 28, 2013, the Fund reports, in accordance with Section 854 of the Internal Revenue Code, the following percentages of the ordinary income distributions paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD

Prudential Strategic Value Fund	100%	100%

In January 2014, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of distributions received by you in calendar year 2013.

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INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Funds is set forth below. Board Members who are not deemed to be “interested persons” of the Funds, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Funds are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Funds.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (60) Board Member Portfolios Overseen: 63	Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (60) Board Member Portfolios Overseen: 63	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).
Michael S. Hyland, CFA (67) Board Member Portfolios Overseen: 63	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (73) Board Member Portfolios Overseen: 63	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

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Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (70) Board Member Portfolios Overseen: 63	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (69) Board Member & Independent Chair Portfolios Overseen: 63	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Robin B. Smith (73) Board Member Portfolios Overseen: 63	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (69) Board Member Portfolios Overseen: 63	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (50) Board Member & President Portfolios Overseen: 61	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).	None.

Prudential Strategic Value Fund

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Scott E. Benjamin (39) Board Member & Vice President Portfolios Overseen: 63	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

(1)	The year that each Board Member joined the Fund’s Board is as follows:

Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2000; Stephen P. Munn, 2008; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 2000; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Raymond A. O’Hara (57) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of PMFS (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Deborah A. Docs (55) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

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Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Jonathan D. Shain (54) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (38) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
Andrew R. French (50) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of PMFS.
Amanda S. Ryan (35) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray (2008-2012).
Timothy J. Knierim (54) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2002-2007) and formerly Chief Ethics Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2006-2007).
Valerie M. Simpson (54) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of Prudential Investments LLC and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (50) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

Prudential Strategic Value Fund

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Grace C. Torres (53) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (49) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (54) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
(1)	The year that each individual became a Fund officer is as follows:

Raymond A. O’Hara, 2012; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; Andrew R. French, 2006; Amanda S. Ryan, 2012; Timothy J. Knierim; 2007; Valerie M. Simpson, 2007; Richard W. Kinville, 2011; Grace C. Torres, 2000; M. Sadiq Peshimam, 2006; Peter Parrella, 2007; Theresa C. Thompson, 2008.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Visit our website at www.prudentialfunds.com

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Strategic Value Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL STRATEGIC VALUE FUND

SHARE CLASS	A	B	C	Z
NASDAQ	SUVAX	SUVBX	SUVCX	SUVZX
CUSIP	74440K108	74440K207	74440K306	74440K405

MF502E    0242441-00001-00

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended February 28, 2013 and February 29, 2012, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $119,000 and $119,000 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

For the fiscal period ended February 28, 2013, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $3,250 for professional tax services rendered in connection with Prudential Real Assets Fund. During the fiscal year ended February 29, 2012, KPMG billed the Registrant $179 for professional services rendered in connection with agreed upon procedures performed related to the receipt of payments pursuant to certain fair fund settlement orders.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e)	(2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(c) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2013 and 2012. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2013 and 2012 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 3

By:	/s/Deborah A. Docs
Deborah A. Docs
Secretary

Date:	April 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	April 22, 2013

By:	/s/Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	April 22, 2013